UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-03091

Name of Fund:  FAM Series Fund, Inc.
                 Mercury Balanced Capital Strategy Portfolio
                 Mercury Core Bond Strategy Portfolio
                 Mercury Fundamental Growth Strategy Portfolio Mercury Global Allocation Strategy Portfolio Mercury High Yield Portfolio
                 Mercury Intermediate Government Bond Portfolio Mercury Large Cap Core Strategy Portfolio Mercury Money Reserve Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
  Officer, FAM Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -  Report to Stockholders

================================================================================

FAM Series Fund, Inc.
--------------------------------------------------------------------------------

o     Mercury Balanced Capital Strategy Portfolio
o     Mercury Core Bond Strategy Portfolio
o     Mercury Fundamental Growth Strategy Portfolio
o     Mercury Global Allocation Strategy Portfolio
o     Mercury High Yield Portfolio
o     Mercury Intermediate Government Bond Portfolio
o     Mercury Large Cap Core Strategy Portfolio
o     Mercury Money Reserve Portfolio

Annual Report
December 31, 2005

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Annual Report -- December 31, 2005
A Letter from the President
================================================================================

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance, thanks to a fourth-quarter rally. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years.

For the year and the six months ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005
--------------------------------------------------------------------------------
                                                             6-month    12-month
--------------------------------------------------------------------------------
U.S. equities (Standard & Poor's 500 Index)................  + 5.77%     + 4.91%
Small-cap U.S. equities (Russell 2000 Index)...............  + 5.88      + 4.55
International equities (MSCI Europe Australasia
  Far East Index)..........................................  +14.88      +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)........  - 0.08      + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal
  Bond Index)..............................................  + 0.60      + 3.51
High yield bonds (Credit Suisse First Boston High
  Yield Index).............................................  + 1.48      + 2.26
--------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve had mildly inverted between the two- and 10-year sectors.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth.

As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                        Sincerely,

                                                        /s/ Robert C. Doll, Jr.
                                                        -----------------------
                                                        Robert C. Doll, Jr.
                                                        President and Director

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Annual Report -- December 31, 2005
A Discussion With Your Funds' Portfolio Managers
================================================================================
Mercury Balanced Capital Strategy Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Balanced Capital Strategy Portfolio returned +4.45%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +4.91%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.43%, and the Lipper Balanced (Variable Products) Funds category had an average return of +4.57%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

U.S. equity markets overcame numerous challenges to deliver respectable returns for the 12 months ended December 31, 2005. The headwinds from rising short-term interest rates and record high energy prices were more than offset by the tailwinds from continued robust economic growth, strong corporate earnings performance and attractive valuations. Nevertheless, these conflicting factors produced substantial month-to-month volatility and wildly divergent performance results among various market sectors, investment styles and market capitalization categories. For example, the energy sector, the best-performing market sector over the past 12 months, generated a greater than 30% return while the consumer discretionary sector, the worst-performing sector for the year, delivered a negative result. This reflects an unusually large degree of performance disparity between market sectors. In addition, the value style of investing substantially outpaced the growth style of investing, with the S&P 500 Barra Value Index earning a +6.33% total return while the S&P 500 Barra Growth Index delivered a more modest +3.46% result. Finally, smaller company shares outperformed their larger brethren, with the S&P Mid Cap 400 Index generating a robust +12.56% return for the period. These disparate results greatly magnified the effect of stock and sector selection on investment performance.

The fixed income market also delivered positive returns for the period as measured by the benchmark Lehman Brothers Aggregate Bond Index. Investors appear to believe that the Federal Reserve Board (the Fed) will successfully contain incipient inflation pressures, while bond market liquidity remains very high.

What factors most influenced Portfolio performance?

Asset allocation was favorable and each asset class outpaced its market benchmark. Within the equity portfolio, our overweight position and good stock selection in the energy sector was the primary driver of outperformance, led by better than 45% returns from positions in Devon Energy Corp., EnCana Corp. and GlobalSantaFe Corp. Our underweight position and good stock selection in the consumer discretionary sector, one of only two market sectors to deliver negative returns in 2005, also favorably contributed to results, led by an 81% return from our holding in Office Depot, Inc. and our avoidance of eBay. Good stock selection in the financial sector further aided performance, driven by strong gains in insurance companies Prudential Financial, Inc. and ACE Ltd. These areas of outperformance more than offset relative weakness from the basic materials sector, where our overweight position and poor stock selection detracted from results, led by double-digit declines in International Paper Co. and E.I. du Pont de Nemours & Co. Poor stock selection in the consumer staples sector also impaired performance due to disappointing results from Kimberly-Clark Corp. and Avon Products, Inc. and our lack of a position in Altria Group. Finally, our overweight position and poor stock selection in the industrials sector detracted from results, led by double-digit declines in positions in Tyco International Ltd. and Masco Corp.

Performance of the fixed income portfolio was primarily driven by our duration profile and yield curve positioning. We maintained a short duration for much of the year in anticipation of rising long-term interest rates but also positioned the portfolio for a flattening yield curve. Our short duration hindered performance as long-term interest rates failed to rise as anticipated. However, our curve flattening bias proved more successful as long-term bond prices outperformed.

What changes were made to the Portfolio during the period?

We continued to adjust our holdings in response to ongoing market volatility. Within the equity portfolio, we introduced 13 new positions during the year while eliminating 11. We added positions in companies that enjoy strong market shares, attractive financial characteristics and solid managements but whose stocks have weakened over fears of slowing growth, creating attractive buying opportunities. 3M Co. is a well-diversified industrial company that boasts strong market positions, outstanding margins and returns and plentiful financial strength. The stock price declined almost 20% over the past year and is selling at the lowest valuation level in 15 years. Harley Davidson controls one-half of the U.S. and one-third of the global heavyweight motorcycle market. This company also enjoys high margins and returns, has no debt and is actively repurchasing shares. The stock is down 18% this year and sells at 10-year low valuation levels. Genworth Financial, a former part of the insurance and financial services arm of General Electric, is enjoying solid growth in its three core business segments. Through improved productivity and active capital management, Genworth is expected to deliver 200 basis points of improved return on equity over the next three years, which should drive improved valuations. The company is in sound financial condition and recently increased its dividend 15% and announced a $500 million share repurchase program.

We eliminated a number of positions on stock price strength, such as Agilent Technologies and railroad companies CSX Corp. and Burlington Northern Santa Fe Corp. Others, such as TJX Corp. and CSC Corp., were sold due to suspect fundamental trends. We sold Siebel Systems, Inc. following its announced takeover by Oracle Corporation and eliminated Fannie Mae from the portfolio following another round of allegations of accounting improprieties at the company. We sold some Citigroup, Inc. shares following further senior management departures.

From a sector perspective, we further reduced our position in energy, taking gains in a number of holdings as both the oil price and oil stocks reached new highs. We continued to reposition our technology holdings, raising our overall sector weighting while increasing our emphasis on high-quality companies within the sector. Growth in technology spending is accelerating while many of the better positioned companies in this sector remain attractively valued. We added to an existing position in Applied Materials, Inc. and introduced new positions in Cisco Systems, Inc. and Symantec Corp.

Within the fixed income portfolio, we eliminated our position in the high yield sector and halved our overweighting in investment-grade credit. While reducing these positions, we added exposure to commercial mortgage-backed securities and asset-backed securities -- high-quality sectors with the potential to generate additional yield for the portfolio. By period-end, we removed our yield curve flattening bias and added some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004.

How would you characterize the Portfolio's position at the close of the period?

Our asset allocation target at year-end showed 64.0% of net assets invested in equities, 34.0% in fixed income securities and 2.0% in cash equivalents. This compares to 64.6% in equities, 31.6% in fixed income securities and 3.8% in cash equivalents at the end of December 2004. We continue to anticipate a constructive environment for equities as we move through 2006, driven by steady economic growth, stability in interest rates, continued solid corporate earnings gains and attractive valuations. Further uncertainty and volatility are possible over the next few months, however, as these transition periods for the economy and the markets always prove challenging, with heightened risk of negative surprises and a stock market correction. We will view such developments opportunistically, however, in anticipation of positive returns ahead. We also continue to believe that profit-making opportunities in the fixed income market will be limited given rising short-term interest rates and the narrowness of yield spreads. However, we may look to increase fixed income exposure should long-term interest rates rise. We will, as always, continue to take full advantage of the Portfolio's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

================================================================================
Mercury Core Bond Strategy Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Core Bond Strategy Portfolio posted a total return of +2.01%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +2.43%.

Portfolio performance during the fiscal year was driven primarily by our duration profile and yield curve positioning. Specifically, we maintained a short duration profile for much of the year in anticipation of rising long-term interest rates. With the economy on solid footing and the Federal Reserve Board (the Fed) in tightening mode, we expected that long-term interest rates would follow short-term rates higher. This did not occur to the extent we expected. For some context, the Fed increased its target short-term interest rate 200 basis points during the fiscal period -- from 2.25% to 4.25%. During that same time, the two-year Treasury yield rose 133 basis points from 3.08% to 4.41% whereas the 10-year Treasury yield rose just 15 basis points from 4.24% to 4.39% and the 30-year Treasury yield declined 33 basis points from 5.02% to 4.69%. Under these circumstances, our short duration hindered relative performance.

However, the movement in interest rates also resulted in a pronounced flattening of the yield curve, with the two-year Treasury actually out-yielding the 10-year Treasury by two basis points at period-end. We had positioned the Portfolio for this flattening phenomenon, and performance benefited as a result. By overweighting the long end of the yield curve and underweighting shorter-dated bonds, the Portfolio profited from the capital appreciation as long-term bond prices rallied.

Finally, we reduced our position in the auto sector as earnings disappointments in the industry began to have an effect on these credits. This detracted slightly from Portfolio performance for the year.

What changes were made to the Portfolio during the period?

We reduced the Portfolio's weighting in spread product -- those assets less correlated with Treasuries -- as investor sentiment grew less favorable during the period. We eliminated our position in the high yield sector (which is not represented in the benchmark index) as the asset class suffered amid several significant credit events this past year. The most notable shake-up came in the middle part of the year with the downgrade of Ford Motor Co.'s and General Motors Corp.'s debt to junk bond status. We also halved our overweighting in investment-grade credit from 10% above the benchmark to just 5%. We actually moved to an underweight position for some time before re-establishing some of our corporate exposure in the final quarter of the fiscal year through the purchase of index product (i.e., synthetic securities meant to replicate the performance of broad-based sectors). At period-end, 28% of the Portfolio's net assets were invested in investment-grade credit, compared to 34.5% a year ago. While trimming our exposure, we improved the overall credit quality of the corporate bonds we retained in an effort to reduce the volatility of the Portfolio. Also of note, we extended the duration of our corporate holdings in an effort to pick up incremental yield. Given its low correlation to Treasury issues, the corporate yield curve actually steepened as the Treasury curve flattened.

While reducing these positions, we added exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), creating overweight positions relative to the benchmark of 3% and 7%, respectively. Our exposure to ABS came mainly through the home equity loan sector. We believe CMBS and ABS offer a good risk/reward profile at this time. These are high-quality (i.e., AAA-rated) sectors with the potential to generate additional yield for the Portfolio. While spreads on CMBS and ABS (versus U.S. Treasury issues) are tight by historical standards, we believe the prospect for spread widening is substantially less than in other spread sectors.

We initiated a position in Treasury Inflation Protected Securities (TIPS), which offer value versus U.S. Treasuries in an environment of rising inflation. Our position in TIPS reached as high as 4.5% during the fiscal year, but had been trimmed to .5% by period-end as consistent signs of inflation failed to materialize.

In August and September, Hurricanes Katrina and Rita caused mass destruction in the U.S. Gulf Coast region, creating uncertainty in terms of the impact on the economy and the markets, as well as Fed sentiment. This prompted us to remove our yield curve flattening bias and add some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004. Specifically, we increased exposure to the two-year sector while reducing our position in 30-year Treasuries. We are less certain about the near-term direction of the yield curve and, therefore, believe it is prudent to reduce risk in this sector. Finally, we continued to use derivatives throughout the period to manage interest rate risk.

How would you characterize the Portfolio's position at the close of the period?

We anticipate that the U.S. economy will enter a mid-cycle slowdown by the second half of 2006. The U.S. consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested by high energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," thereby limiting consumers' ability to continue tapping into the equity of their homes. In this environment, we believe that high-quality spread sectors should continue to do well on a relative basis. In a mid-cycle slowdown, combined with the Treasury yield curve steepening, the credit curve will flatten, allowing high-quality spread sectors to perform well. Thus, after reducing exposure during the course of the fiscal year, we started to become more constructive on these assets and ended the period with a 13% overweighting relative to our benchmark. We continue to favor investment-grade corporate bonds, ABS and CMBS.

The Portfolio's duration profile at period-end was close to that of its benchmark. We would look to increase duration when the yield on the 10-year Treasury note moves into the 4.5% to 5% range. Before this occurs, we would expect the yield curve to invert temporarily, with the short end offering higher yields than the long end. For its part, the Fed is likely to continue increasing short-term interest rates in the early months of 2006 before pausing to evaluate the impact of its measured interest rate-hiking campaign.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

================================================================================
Mercury Fundamental Growth Strategy Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Fundamental Growth Strategy Portfolio posted a total return of +8.06%. The Portfolio outpaced the +4.91% return of the Standard & Poor's 500 (S&P 500) Index and the +3.46% return of the S&P 500 Barra Growth Index. In mid-December, the style-specific benchmark changed to the S&P 500/Citigroup Growth Index, which returned +1.14% for the 12-month period.

In a very volatile stock market environment, the Portfolio provided competitive returns relative to passive investment benchmarks as well as other active managers with the same investment style. Notably, the value style of investing outperformed growth for the year, as reflected in the +6.33% return of the S&P 500 Barra Value Index.

Within the S&P 500/Citigroup Growth Index, the utility, telecommunication services, energy and financials sectors were the top performers. Given its growth-oriented investment objective, the Portfolio had no exposure to utilities and telecommunication services, which are more defensive sectors and exhibit little real or nominal growth over time.

The Portfolio's positive absolute and relative investment returns are attributable to stock selection in the health care and energy sectors. The Portfolio was overweight relative to its benchmarks in both sectors. Top performers in healthcare were eye care products company Alcon Inc., health insurers Wellpoint Inc. and UnitedHealth Group Inc., biotechnology company Gilead Sciences Inc., drug company Celgene Corp. and prescription benefits manager Caremark Rx Inc. In energy, the Portfolio's strongest performers were offshore drilling contractor Transocean Inc. and oil service companies Schlumberger Ltd., Halliburton Co., Baker Hughes, Inc., Grant Prideco, Inc. and National Oilwell Varco, Inc.

Also contributing significantly to Portfolio performance was our underweight position in the information technology sector, including below-market exposure to poor-performing Dell, Inc. and IBM Corp. However, the Portfolio did maintain positions in Internet search engine Google Inc. and fiber optic cable maker Corning Inc., both of which contributed positively to performance.

Holdings that detracted most from the Portfolio's relative results, given their significant stock price declines, were mortgage banker Doral Financial Corp., surgical supplies maker Boston Scientific Corp., leading spice maker McCormick & Co., Inc., resort and gaming company Wynn Resorts Ltd., credit card company MBNA Corp., beauty products company Avon Products Inc. and media conglomerate Walt Disney Co.

What changes were made to the Portfolio during the period?

The semi-annual report to shareholders dated June 30, 2005, detailed the changes that were made to the Portfolio during the first half of the fiscal year. This included some major shifts in the sector and/or individual stock exposure in the Portfolio. Specifically, we increased exposure to the health care, industrials and financials sectors and meaningfully reduced the Portfolio's exposure to the information technology sector.

During the second half of the period, we made only one significant change in the structure of the Portfolio's investments. We liquidated the Portfolio's position in Microsoft Corp. and substituted investments in the four largest information technology software companies in India. These companies are Cognizant Technology Solutions Corp., Infosys Technologies Ltd., Satyam Computer Services Ltd. and Tata Consultancy Services Ltd. These companies appear to have much lower cost solutions for the corporate and public sector information technology operations. The success of these companies is demonstrated by their much higher rates of growth in revenues, earnings and contract signings in comparison to Microsoft and the other leading U.S.-based software and information technology consulting companies.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio remains positioned for a slowdown in U.S. economic growth. At period-end, the Portfolio was most overweight in energy and materials. As anticipated all year long, the companies that provide services, equipment and supplies for private companies and governments exploring potential energy reserves for development have benefited from rising demand and increased pricing on longer-term contracts for services. In our opinion, these companies, such as Schlumberger and Baker Hughes, are likely to benefit further from a continued increase in demand and higher earnings and rates of return. A major factor is the ongoing above-average real growth of the Chinese economy, which is putting upward pressure on the rates of growth in demand and pricing of most energy products and basic materials around the world. U.S. companies, such as General Electric Co., Boeing Co., Caterpillar Inc. and 3M Co., benefit from the increased demand from Chinese companies for their industrial and aerospace products.

We also ended the period overweight in the industrials sector, assuming a continuation of capital investment programs in the United States and Asia, particularly China. Finally, we witnessed a recovery in real economic growth in Japan during the second half of 2005, which should benefit the U.S. industrials companies in the Portfolio.

Lawrence R. Fuller
Vice President and Portfolio Manager

================================================================================
Mercury Global Allocation Strategy Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Global Allocation Strategy Portfolio had a total return of +10.84%.

Portfolio results exceeded the +4.15% return of its Reference Portfolio for the 12-month period, but fell slightly short of the +11.32% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Portfolio invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Portfolio's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2005, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +4.91%; the FTSE World Index (ex-U.S.) returned +16.68%; the Merrill Lynch Treasury Index GA05 returned +0.01%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -9.20%.

The Portfolio significantly outperformed its comparable Lipper category of Global Flexible Portfolio (Variable Product) Funds, which posted an average return of +4.71% for the 12 months ended December 31, 2005. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of Portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Portfolio capitalized on favorable equity performance in most developed markets around the world. For the 12-month period, U.S. equities (as measured by the S&P 500 Index) gained 4.91%, while developed equity markets in Europe (as measured by the MSCI Europe Index) and the Pacific region (as measured by the MSCI Pacific Index) advanced 9.42% and 22.64%, respectively. The Pacific region's particularly strong performance was led by South Korea and Japan, where the KOSPI and the TOPIX indexes rose 59.04% and 26.53%, respectively.

Advances in equity prices were propelled by rising gross domestic product (GDP) and higher corporate profits in the world's developed economies, despite the fact that both interest rates and energy prices rose measurably over the period. Oil prices, which touched all-time highs in the aftermath of Hurricane Katrina, eased more recently as unseasonably warm weather in the United States allowed crude inventories to build. Overall, the oil price increased approximately 40% over the past 12 months. The U.S. dollar was largely unchanged on a trade-weighted basis against a basket of global currencies, although the greenback did strengthen versus both the euro and the yen over the 12-month period.

Bond market performance around the globe was mixed in dollar terms, with long-term sovereigns suffering losses in the United States and Asia, but generally posting positive performance across Western Europe. The long end of the U.S. Treasury market finally started to show signs of succumbing to steady but modest increases in the federal funds rate by the U.S. Federal Reserve Board. The federal funds rate advanced from 2.25% 12 months ago to 4.25% as of December 13, 2005. The short-term interest rate increases caused a sell-off in the 10-year Treasury beginning in late August, resulting in a 12-month total return of +2.0%. In Asia, long-term government bonds fell in dollar terms in Japan, Hong Kong, South Korea, Taiwan and Singapore. Investors, encouraged by Asian corporate profitability and perhaps concerned about the possibility of higher short-term interest rates, shifted capital into equities. In Europe, meanwhile, fixed income returns were positive in both euro and dollar terms, as investors saw little evidence of GDP growth in any developed European markets. The absence of growth led investors to conclude that inflation in Europe was less of a concern than in either the United States or Asia, and that the European Central Bank was unlikely to raise short-term interest rates in the near term.

What factors contributed to the Portfolio's performance during the period?

The Portfolio's performance reflected an asset allocation strategy that included a slight underweight in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the 12-month period, the Portfolio benefited from a significant overweight exposure to Asian equities, notably in Japan and India, and effective stock selection in the U.S. as global equity markets appreciated. The Portfolio's performance was further enhanced by effective security selection in both the industrials and energy sectors as the price of oil increased sharply. In addition, growth in Asia, notably in China, fueled an increase in demand for raw materials, particularly energy resources, and capital investment in energy-related production.

The makeup of the Portfolio's fixed income portfolio also aided performance. Although we were considerably underweight in fixed income as a whole, the Portfolio continued to benefit from the positioning of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging market debt. The Portfolio remained underweight in its exposure to U.S. Treasuries and non-U.S.-dollar sovereign debt, notably in Japan, as yields remained unattractive.

What changes were made to the Portfolio during the year?

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably trimming our overweight positions in the materials and energy sectors.

We began the period with an equity weighting slightly below that of our Reference Portfolio, at 57% of net assets (versus the Reference Portfolio's 60%). As of December 31, 2005, the Portfolio's equity allocation stood at 61% of net assets, primarily reflecting an increased exposure to Japanese equities, which we continued to find attractive fundamentally and relative to the rest of the world. We also increased our allocation to European equities, taking advantage of weakness in the European markets, and reduced our exposure to equities in the United States, where corporate earnings growth rates started to slow and the sustainability of consumer spending became questionable.

The Portfolio was significantly underweight in fixed income securities for the duration of the 12-month period. Approximately 22% of the Portfolio's net assets was invested in bonds worldwide at period-end compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-dollar-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was offset by an increase in the Portfolio's allocation to U.S. Treasury Inflation Protected Securities (TIPS). (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 3.4% of the Portfolio's net assets was invested in convertible securities as of December 31, 2005. These securities are reported as a portion of the Portfolio's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the increase in equity exposure, the Portfolio's position in cash equivalent securities decreased from 24% of net assets to 17% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

How would you characterize the Portfolio's position at the close of the period?

Compared to its Reference Portfolio, the Portfolio ended the period relatively neutral in its equity allocation, significantly underweight in fixed income securities and overweight in cash reserves.

The investment team continues to look for undervalued companies that are expected to generate above-average rates of return. Within the equity segment, the Portfolio ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Portfolio was overweight in the energy, financials, telecommunications, industrials and materials sectors, and underweight in health care, consumer discretionary, technology, consumer staples and utility.

At December 31, 2005, the Portfolio had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, the Portfolio ended the period with an underweight position in the U.S. dollar and small overweight positions in several Asian currencies.

At the close of the period, the Portfolio's equity allocation -- although relatively neutral to our Reference Portfolio -- was still higher than during most of the Portfolio's history. For that reason, we expect that the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

================================================================================
Mercury High Yield Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury High Yield Portfolio returned +2.14%. For the same period, the Portfolio's benchmark, the Credit Suisse High Yield Index, returned + 2.26%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +2.51%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For the six-month period ended December 31, 2005, the Portfolio returned +2.86%. For the same period, the benchmark returned +1.48% and the Lipper category average returned +2.02%.

High yield fixed income securities generally posted modest returns in 2005. Volatility was high, however, particularly in the first half of the year. Despite a healthy economy, factors that weighed heavily on the market included higher energy prices, sharply higher commodity and raw material costs, the downgrades of Ford Motor Co.'s and General Motors Corp.'s debt to junk bond status, several natural disasters, the bankruptcy of one of the market's largest issuers and heavy mutual fund outflows. Not surprisingly, new-issue volume was down 38% from 2004, but was still a fairly sizeable $81 billion. The default rate for the year was 2.6%, as calculated by Credit Suisse, a leading underwriter. The default of independent power producer Calpine in December brought the rate up for the year. This figure still is quite low by historical standards, but is likely to rise in 2006 as a result of a relatively large percentage of lower-tier bond issuance in recent years. In fact, Moody's Investors Service is projecting a default rate of 3.3% for 2006, compared to 1.8% for the 12 months ended December 2005.

What factors most influenced Portfolio performance?

The Portfolio's performance versus the benchmark benefited from favorable security selection, which largely offset adverse sector allocation. In particular, security selection was strong in airlines, as our focus on secured instruments -- enhanced equipment trust certificates-- proved beneficial, as they held up well amid the industry's slump. Security selection in the automotive sector also was positive, while our holdings in packaging and financials detracted from the relative return.

Regarding sector allocation, an overweight in airlines had the largest detrimental effect on performance, as the industry suffered from high fuel costs and the financial distress of several carriers. An overweight in packaging also hindered the Portfolio's performance as many plastic packaging companies experienced severe margin compression amid a spike in resin costs. Conversely, an underweight position in the automotive sector was the largest positive contributor to the Portfolio's relative return.

At the individual security level, the price of a subordinated bond of Tekni-Plex, Inc., a plastic packaging manufacturer, significantly hindered the Portfolio's relative performance. High resin prices had a negative effect on Tekni-Plex's business, and the company suffered from a liquidity squeeze. A new senior secured bond issue aided liquidity. However, it further "layered" our bond, which now is subordinate to two other securities. That is, under the U.S. bankruptcy code, if Tekni-Plex defaults on its debt, we would not receive any payments for our bond until after holders of two other more senior securities were paid in full. The Portfolio's holding in a bond of Autocam Corp., an automotive supplier, fell in value during the year as the company posted poor earnings. However, Autocam partially funded two small acquisitions with equity, which we believe is encouraging.

On the positive side, enhanced equipment trust certificates issued by Continental Airlines, Inc. and American Airlines, Inc. were the top contributors for the fiscal year, as both carriers remained solvent. In addition, the securities' underlying collateral values increased during the latter part of the year.

What changes were made to the Portfolio during the period?

The Portfolio experienced significant redemptions during the year, so most of our activity was on the sell side. We pared our distressed packaging holdings (Tekni-Plex and Portola Packaging, Inc.), which suffered in the high resin price environment, and we also sold our entire position in Berry Plastics Corp. at a substantial premium. In addition, we liquidated a number of our lower-tier credits that were not trading at distressed levels, such as Great Lakes Dock & Dredge, Mail-Well and Waste Services, Inc.

Our purchases in the new-issue market were limited. Among our larger purchase transactions were two tranches (several related securities that are offered at the same time but have different risks, rewards and/or maturities) of Sungard Data Systems, a provider of integrated software and processing solutions; two tranches of Intelsat Bermuda, a provider of fixed satellite services; and a floating rate note of Builders FirstSource, a manufacturer and distributor of building products. Several of these notes were floating rate issues, thus reducing the Portfolio's exposure to interest rate risk. The net result of these transactions was an improvement in the Portfolio's overall credit quality, as the percentage of bonds in the BB rating category rose from 15% of net assets to 23%. This allocation remains lower than the 32% weighting in the Credit Suisse High Yield Index.

The most significant change in the Portfolio's allocation in 2005 was in the automotive sector, where our position declined from a market weight to a considerable underweight as a result of the entrance of General Motors Corporation's and Ford Motor Co.'s massive bond issues into the high yield index in the middle of the year. While this substantially increased the size of the auto sector weighting in the index, we did not add significant exposure to these companies given our credit concerns. Therefore, the Portfolio's exposure to this sector slipped to an underweight position. We also sold some of our holdings in automotive suppliers.

In addition, our large overweight position in packaging declined somewhat as a result of several sales and tenders for two of our holdings. We increased the Portfolio's exposure to the services sector by purchasing several new issues, including Carriage Services, Inc., an operator of funeral homes and cemeteries, and FTI Consulting, Inc. We also increased the Portfolio's weighting in information technology with our purchases of Sungard Data securities.

How would you characterize the Portfolio's position at the close of the period?

At year-end, the Portfolio's largest overweights relative to the Credit Suisse High Yield Index were in manufacturing and services. Institute for Supply Management manufacturing data came in consistently above 50% throughout the year, indicating an expanding industrial economy and prompting us to favor the manufacturing sector. We also like the diversity of credits in this sector, many of which operate in market niches. The overweight in services reflects our fondness for the generally recession-resistant nature of this industry. This sector also includes a diversity of credits, such as funeral home operators, waste collection firms and equipment rental companies.

Our most significant underweights at year-end were in the automotive, U.S. cable and utility sectors. We have been concerned about market share loss among the U.S. automotive manufacturers, which obviously bode poorly for credit protection measures for the "Big Three" companies (General Motors, Ford Motor and DaimlerChrysler) and their suppliers. We anticipate that this situation will persist into 2006. The underweight position in U.S. cable stems from our concern about competition from the regional Bell operating companies (RBOCs) and satellite television companies. Finally, we maintain an underweight in utility, a sector that includes natural gas pipelines, traditional electric utilities and independent power producers (IPPs). At year-end, utility issues provided the lowest average yield in the Credit Suisse High Yield Index. We exited our position in Calpine Corp., a large IPP and one of the largest issuers in the high yield market, in the fourth quarter.

At December 31, 2005, the Portfolio's average credit rating, as measured by Standard & Poor's, was B, comparable to the average rating of our benchmark. The Portfolio's cash position was approximately 6%. While we believe that gross domestic product growth is likely to slow but still remain healthy in 2006, it is our view that further Federal Open Market Committee interest rate hikes and an increase in the default rate are probable. Standard & Poor's is projecting a U.S. default rate (on an issuer basis) of 2.9% by the end of the fourth quarter of 2006, up from 1.9% for the 12 months ended December 2005. Historically, in periods of rising interest rates and credit deterioration, the high yield market has not fared well. Accordingly, we expect to increase the Portfolio's exposure to some of the more defensive sectors and to gradually increase our holdings in higher-quality bonds. Nonetheless, we believe high yield securities will generate attractive total returns relative to those of other fixed income securities in 2006.

Robert Murray, CFA
Vice President and Portfolio Manager

================================================================================
Mercury Intermediate Government Bond Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Intermediate Government Bond Portfolio provided a total return of +3.44%, outperforming its benchmark, the Citigroup Government/Mortgage Index, which returned +2.71% for the same period.

The past 12 months represented a difficult period for fixed income investments. The Federal Reserve Board (the Fed) advanced its measured program of monetary tightening throughout the fiscal year, raising the federal funds rate (the short-term interest rate target) eight times to 4.25%.

Yields rose all along the yield curve while bond prices correspondingly fell. The short end continued to suffer most, with the six-month Treasury yield increasing 178 basis points (1.78%) to 4.37% while the 10-year Treasury yield increased a much more modest 15 basis points to 4.39%. This illustrates the relative underperformance of shorter-term maturities, but also points to the continued flattening of the yield curve. The spread between the two-year and 10-year sectors, which stood at 116 basis points 12 months ago, narrowed to minus two basis points at the end of December 2005 (with the two-year Treasury out-yielding the 10-year Treasury).

The flattening phenomenon had a particularly detrimental effect on mortgage-backed securities (MBS), which underperformed U.S. Treasury securities as investors demanded additional compensation in the form of wider spreads in exchange for accepting the duration extension and contraction risk associated with MBS. (As mortgage prepayments decline in a rising rate environment, the duration of MBS tends to increase. However, in the context of a flat yield curve, the investor is not rewarded with any yield pick-up.) Further exacerbating the situation, the government-sponsored enterprises (GSEs) were net sellers of MBS during the period. In particular, Fannie Mae, in order to improve its balance sheet and meet its higher regulator-imposed capital surplus requirements, sold a large part of its mortgage portfolio. This added supply pressure to the market.

What factors most influenced Portfolio performance?

Amid the underlying conditions, the Portfolio was able to outperform its benchmark and many of its peers. We attribute the favorable results to two primary factors -- our yield curve positioning and our emphasis on Government National Mortgage Association (GNMA or Ginnie Mae) project loans.

Specifically, we positioned the Portfolio for a flattening yield curve by using a barbell strategy that emphasized longer-duration assets at one end (those with durations of 7-30 years) and shorter-duration assets at the other end (durations of 0-1 years). We strategically avoided the three- to five-year sectors, which lagged most as the yield curve flattened.

The GNMA project loan sector offered a compelling investment case, prompting us to commit 36% of net assets to these securities. GNMA project loans represent mortgages of hospitals, healthcare centers, nursing homes and low- to moderate-income multi-family dwellings. These securities are 100% guaranteed by the full faith and credit of the U.S. government. Unlike the residential mortgages in which the Portfolio invests, they offer prepayment protection through penalty provisions. That is, the project loans are less apt to prepay because there are penalties associated with the prepayment. As a result, the cash flow streams from these securities are more predictable, making for a generally more stable investment. In the first half of the fiscal year, yield spreads on these issues (versus Treasuries with comparable maturities) narrowed by 10 to 15 basis points, providing a boost to their total return. In the second half of the year, their yields remained stable while MBS and corporate yield spreads widened. Consequently, the GNMA project loan sector, supported by limited origination and strong demand, posted strong relative performance versus other high-quality spread sectors. Our emphasis on this sector paid off.

Performance also benefited from our use of total return index swaps on the MBS and Treasury indexes, in conjunction with floating rate LIBOR (London Interbank Offer Rate) investments. This allowed us access to total returns above those offered by the indexes alone.

Offsetting the positives in the first half of the year was our use of 10-year interest rate swaps. Given our emphasis on longer-duration assets, we used the swaps to partially hedge the overall duration exposure of the Portfolio. Longer-duration assets are more sensitive to interest rate increases, and our goal was to protect the Portfolio's net asset value in the event of rising long-term interest rates. With the Fed on an interest rate-hiking campaign, conventional wisdom tells us that long-term yields should rise as well. However, long-term rates actually declined significantly in the first six months of the year, and our hedging strategy limited some of the price appreciation of the Portfolio's longer-term holdings.

Hampering Portfolio performance somewhat in the second half of the fiscal year was our ample exposure to MBS. Yield spreads on MBS widened amid the rising interest rates and flattening yield curve. As a result, MBS generated negative excess returns versus Treasury securities of comparable maturity. Although we reduced our MBS allocation modestly from 31% of net assets to 30%, a more aggressive reduction would have enhanced Portfolio results.

What changes were made to the Portfolio during the period?

Given the significant tightening of spreads in the GNMA project loan sector, we took the opportunity to lock in gains, and decreased our exposure from 42% of net assets to 36%. At the same time, we increased the Portfolio's position in U.S. Treasury securities from 25% of net assets to 29%. Our goal was to move into more stable assets and avoid some of the volatility we were seeing in spread sectors.

Also during the year, we established a position in 5/1 and 7/1 hybrid adjustable rate mortgages (ARMs), which represented 4% of net assets at period-end. The interest rates on hybrid mortgage products are fixed for a certain period of time (in the case of those we added, five and seven years) and then shift to floating rate, where their rates adjust annually at a preset margin over an index (such as London InterBank Offered Rate). The term of the mortgage is typically 30 years. Hybrid ARMs are short-duration securities whose yield spreads widened significantly in 2005. Given their underperformance last year, these securities now represent compelling value, particularly relative to alternative MBS. We believe these securities could perform well in 2006 as the GSEs (i.e., Fannie Mae and Freddie Mac) become active buyers of MBS once again.

How would you characterize the Portfolio's position at the close of the period?

Toward the close of the period, we began to gradually remove the Portfolio's yield curve flattening bias, transitioning out of our barbell posture and toward a more neutral curve strategy. We made this shift based on our belief that the Fed is near the end of its monetary tightening cycle. As such, there is little impetus for short rates to rise much further (and thus underperform on a price basis). With the yield curve flat or slightly inverted, the short end looks attractive relative to the long end on a yield basis and has less price sensitivity. In other words, investors will be compensated with similar or more attractive yields with less risk of price movements. Furthermore, if and when the curve re-steepens, investors would be rewarded with upside price return relative to the long end of the curve. We expect to continue this transition toward neutral into 2006 and ultimately expect to increase the Portfolio's duration exposure to the short to intermediate part of the curve as we await the conclusion of the interest rate-hiking campaign.

At period-end, the Portfolio was invested 29% in U.S. Treasury securities, 1% in U.S. agency securities, 30% in MBS, 36% in GNMA project loans and 4% in hybrid ARMs. This compared to the benchmark's composition of 37% Treasury securities, 15% agency securities, 48% MBS, 0% GNMA project loans and 0% hybrid ARMs. The Portfolio's duration at December 31, 2005, stood at 4.32 years, up from 3.86 years on June 30. This compared to the benchmark duration of 4.29 years at period-end.

Theodore J. Magnani
Vice President and Portfolio Manager

================================================================================
Mercury Large Cap Core Strategy Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Large Cap Core Strategy Portfolio returned +13.49%. The Portfolio's results significantly exceeded the +6.27% return of the benchmark Russell 1000 Index and the +6.17% average return of the Lipper Multi-Cap Core Funds (Variable Products) category for the 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection contributed positively to Portfolio returns in most sectors, including health care (particularly health care providers and services), financials (particularly insurance) and consumer discretionary (particularly retailers). In the energy sector, the combination of a sector overweight and effective stock selection, particularly among oil and gas fuel stocks, enhanced returns. Our positions in the technology and industrials sectors detracted from relative performance, although not enough to derail the Portfolio's significant outperformance for the fiscal period.

At the individual stock level, the largest positive contributors to performance were Valero Energy Corp., Apple Computer, Inc., Burlington Resources, Inc., Sunoco, Inc. and Express Scripts, Inc. Additionally, our underweight position in International Business Machines Corp. had a positive impact on the Portfolio's overall results. The largest detractors from performance included Cree, Inc., YRC Worldwide, Dell, Inc., Mercury Interactive Corp. and QLogic Corp.

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the year. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board (the
Fed). By December 31, 2005, the Fed had raised interest rates 13 consecutive times since June 2004, bringing the target short-term interest rate from a historic low of 1% to 4.25%.

Energy prices, particularly crude oil and natural gas prices, fluctuated as production disruptions related to the hurricanes in the U.S. Gulf Coast region pushed the price of crude to record highs and triggered a spike in gasoline prices for consumers in September. By November, however, energy prices had declined and the U.S. economy showed its resilience, with positive reports on manufacturing, new-housing starts and corporate and consumer spending. Additionally, gross domestic product growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run ended in March 1986.

What changes were made to the Portfolio during the period?

For some time now, we have enjoyed the benefits of a procyclical bias in the Portfolio -- a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Portfolio's positions in healthcare, energy and technology, while reducing exposure to consumer discretionary, utilities and materials.

The largest purchases during the period included ExxonMobil, Intel, Best Buy, Amgen and Cisco Systems. The largest sales included Chevron Corp., Johnson & Johnson, The Home Depot, TXU and Monsanto. These transactions reflected our ongoing refinement of the Portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Portfolio's largest overweights as of December 31, 2005, were in the information technology, energy and healthcare sectors. The Portfolio had underweights in financials, consumer staples, consumer discretionary, industrials, telecommunication services and utilities.

As the Fed's monetary tightening program winds down, we expect to see a mid-cycle economic slowdown in the United States led by slowing consumer spending. This has already begun as the housing market has softened. In our view, this trend -- along with the measured rise in short-term interest rates by the Fed over the past 18 months, the 50% increase in the price of oil over the past year and a U.S. savings rate that is virtually non-existent -- will result in slowing economic growth for the United States. Our hope is that the corporate earnings disappointments that generally result from such an economic slowdown will not be so severe as to cause too much of a correction in the stock markets. We anticipate a bumpy period as earnings expectations are downgraded, but we also believe that any setbacks should trigger buying opportunities.

Robert C. Doll, Jr.
Senior Vice President and Senior Portfolio Manager

================================================================================
Mercury Money Reserve Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Money Reserve Portfolio paid shareholders a net annualized dividend of 2.83%. For the six-month period ended December 31, 2005, the Portfolio paid shareholders a net annualized dividend of 3.37%. As of December 31, 2005, the Portfolio had a seven-day yield of 3.83%.

The Portfolio's average maturity at December 31, 2005, was 54 days, compared to 55 days at December 31, 2004. The Portfolio's average maturity during the 12-month period ranged from a low of 45 days to a high of 65 days.

The U.S. economy remained quite resilient throughout 2005, growing close to an estimated 3.5% annualized rate. In light of this continued economic strength, and in an effort to combat inflation expectations, the Federal Reserve Board (the Fed) raised short-term interest rates at a "measured" pace throughout the period. In all, the Fed raised interest rates in 25-basis-point (.25%) increments for a total of 200 basis points, bringing the target federal funds rate to 4.25% by year-end.

Higher energy prices remained a major theme throughout the period. However, there was often disagreement among market participants as to whether a $20-per-barrel increase in oil prices posed a greater risk of inflation or a greater threat to consumer spending. While higher oil prices resulted in weaker consumer sentiment data, consumption remained strong amid a robust housing market, which allowed consumers to tap into their home equity, and a revival in the labor market toward year-end as construction jobs were created by the Hurricane Katrina recovery effort. Against this backdrop, the Fed remained clear in its intention to raise short-term interest rates, resulting in a slightly inverted yield curve, with the two- and 10-year U.S. Treasury notes yielding 4.41% and 4.39%, respectively, at year-end. A flattening yield curve is typical in a rising interest rate environment.

How did you manage the Portfolio during the period?

Our investment strategy was based on the premise that the Fed would continue to implement its program of "measured" interest rate increases. We primarily invested in 30-day commercial paper and floating rate securities in an effort to enhance our ability to respond to higher short-term rates. However, our floating rate positions began to decrease by mid-year as spreads on these products became increasingly expensive. While this was partly due to increased demand for the product, a lack of agency issuance also contributed to tightening yield spreads. As a result, we allocated the proceeds we received from maturing floating rate securities to more attractively priced short-term commercial paper and certificates of deposit.

While the overall yield curve was flat, the steepness in the short end of the curve periodically offered value, most significantly in the six-, nine- and 12-month sectors. We were able to add higher yields to the Portfolio while still maintaining a relatively short average duration. This allowed us to be constructive while minimizing our interest rate exposure, an approach that we believed was prudent given the likelihood of additional Fed interest rate hikes.

How would you characterize the Portfolio's position at the close of the period?

We ended the year with the Portfolio positioned for further Fed tightening. While it is expected that the Fed will remove the "measured" language from its January 31 Federal Open Market Committee statement, we believe that additional firming of its policy is still likely. However, after 13 rate increases over an 18-month period, we believe the tightening cycle may be completed by the first quarter of 2006, with the federal funds rate around the 4.75% mark.

During the fourth quarter of 2005, we found that the two-year sector offered the greatest value for both yield and capital appreciation. Yields exceeding 4.75% were available, providing substantial protection against future rate increases. At that time, we raised the Portfolio's average duration by approximately 10 days. With that sector of the curve trading at more expensive levels, we have again focused on the short end of the curve. Going forward, we most likely would view a significant rise in interest rates as a buying opportunity for the Portfolio.

The Portfolio's composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:

      --------------------------------------------------------------------------
                                                            12/31/05    6/30/05
      --------------------------------------------------------------------------
      Bank Notes .........................................     3.9%        --
      Certificates of Deposit -- Euro ....................     2.3        2.2%
      Certificates of Deposit -- Yankee ..................     3.0        3.4
      Commercial Paper ...................................    54.3       52.0
      Corporate Bonds ....................................     1.3        1.5
      Funding Agreements .................................     8.4        8.2
      Master Notes .......................................     0.9        0.8
      Medium-Term Notes ..................................     8.5       11.5
      Repurchase Agreements ..............................     4.4        4.9
      U.S. Government, Agency and Instrumentality
        Obligations -- Discount ..........................      --        1.6
      U.S. Government, Agency and
        Instrumentality Obligations -- Non-Discount ......    12.6       13.8
      Other Assets Less Liabilities ......................     0.4        0.1
                                                             -----      -----
      Total ..............................................   100.0%     100.0%
                                                             =====      =====
      --------------------------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Performance Information
As of December 31, 2005
================================================================================
                           Recent Performance Results*
--------------------------------------------------------------------------------
                                             6-Month   12-Month
                                              Total      Total     Standardized
                                             Return     Return     30-Day Yield
--------------------------------------------------------------------------------
Mercury Balanced Capital
  Strategy Portfolio                         +4.71%     + 4.45%          --
--------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio         -0.20      + 2.01         4.05%
--------------------------------------------------------------------------------
Mercury Fundamental Growth
  Strategy Portfolio                         +8.47      + 8.06           --
--------------------------------------------------------------------------------
Mercury Global Allocation
  Strategy Portfolio                         +9.51      +10.84           --
--------------------------------------------------------------------------------
Mercury High Yield Portfolio                 +2.86      + 2.14         7.54
--------------------------------------------------------------------------------
Mercury Intermediate Government
  Bond Portfolio                             +0.31      + 3.44         3.78
--------------------------------------------------------------------------------
Mercury Large Cap Core
  Strategy Portfolio                         +9.02      +13.49           --
--------------------------------------------------------------------------------
Mercury Money Reserve Portfolio              +1.67      + 2.84           --
--------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns*
--------------------------------------------------------------------------------
                                             One      Five Years    Ten Years
                                          Year Ended    Ended         Ended
                                           12/31/05    12/31/05      12/31/05
--------------------------------------------------------------------------------
Mercury Balanced Capital
  Strategy Portfolio                        + 4.45%      +2.25%       +6.79%
--------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio        + 2.01       +5.79        +5.56
--------------------------------------------------------------------------------
Mercury Fundamental Growth
  Strategy Portfolio                        + 8.06       -2.77        +9.59
--------------------------------------------------------------------------------
Mercury Global Allocation
  Strategy Portfolio                        +10.84       +7.69        +8.28
--------------------------------------------------------------------------------
Mercury High Yield Portfolio                + 2.14       +6.92        +5.16
--------------------------------------------------------------------------------
Mercury Intermediate Government
  Bond Portfolio                            + 3.44       +5.27        +5.61
--------------------------------------------------------------------------------
Mercury Large Cap Core
  Strategy Portfolio                        +13.49       +5.21        +9.69
--------------------------------------------------------------------------------
* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

Mercury Balanced Capital Strategy Portfolio

   [The following table was depicted as a line chart in the printed material.]

                 Mercury
                Balanced                                     Lehman
                 Capital                                    Brothers
                Strategy             S&P 500(R)             Aggregate
               Portfolio+              Index++             Bond Index+++
               ----------            ----------            -------------
12/95            $10,000               $10,000               $10,000
12/96            $11,432               $12,296               $10,363
12/97            $13,623               $16,398               $11,364
12/98            $15,098               $21,085               $12,351
12/99            $18,149               $25,521               $12,249
12/00            $17,257               $23,198               $13,673
12/01            $16,091               $20,441               $14,828
12/02            $14,016               $15,923               $16,348
12/03            $16,999               $20,491               $17,019
12/04            $18,469               $22,720               $17,758
12/05            $19,291               $23,836               $18,189

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Balanced Capital Strategy Portfolio invests in U.S. and foreign equity and fixed income securities.

 ++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

Past performance is not predictive of future results.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

Mercury Core Bond Strategy Portfolio

   [The following table was depicted as a line chart in the printed material.]

                                      Mercury                   Lehman
                                     Core Bond                 Brothers
                                      Strategy                 Aggregate
                                     Portfolio+               Bond Index++
                                     ----------               ------------
12/95                                 $10,000                   $10,000
12/96                                 $10,275                   $10,363
12/97                                 $11,176                   $11,364
12/98                                 $12,117                   $12,351
12/99                                 $11,834                   $12,249
12/00                                 $12,965                   $13,673
12/01                                 $13,978                   $14,828
12/02                                 $15,366                   $16,348
12/03                                 $16,123                   $17,019
12/04                                 $16,843                   $17,758
12/05                                 $17,182                   $18,189


 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Core Bond Strategy Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.

++ This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not predictive of future results.

Mercury Fundamental Growth Strategy Portfolio

   [The following table was depicted as a line chart in the printed material.]

                                      Mercury
                                     Fundamental
                                       Growth
                                      Strategy                 S&P 500(R)
                                     Portfolio+                 Index++
                                     ----------               ------------
12/95                                 $10,000                   $10,000
12/96                                 $11,957                   $12,296
12/97                                 $15,993                   $16,398
12/98                                 $22,099                   $21,085
12/99                                 $30,715                   $25,521
12/00                                 $28,755                   $23,198
12/01                                 $23,345                   $20,441
12/02                                 $16,698                   $15,923
12/03                                 $21,504                   $20,491
12/04                                 $23,118                   $22,720
12/05                                 $24,982                   $23,836

+ Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Fundamental Growth Strategy Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not predictive of future results.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

Mercury Global Allocation Strategy Portfolio

   [The following table was depicted as a line chart in the printed material.]

                Mercury Global
                   Allocation                  FTSE               Reference
               Strategy Portfolio+         World Index++         Portfolio+++
               -------------------         -------------         ------------
12/95               $10,000                   $10,000              $10,000
12/96               $11,378                   $11,321              $11,085
12/97               $12,711                   $13,064              $12,519
12/98               $13,918                   $16,073              $15,007
12/99               $16,891                   $20,252              $16,998
12/00               $15,300                   $18,009              $16,261
12/01               $14,010                   $15,102              $14,994
12/02               $12,887                   $12,223              $14,128
12/03               $17,430                   $16,367              $17,410
12/04               $19,990                   $18,995              $19,426
12/05               $22,156                   $21,146              $20,232


  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Global Allocation Strategy Portfolio invests in a portfolio of equity, debt and money market securities.

 ++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

+++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

Past performance is not predictive of future results.

Mercury High Yield Portfolio

   [The following table was depicted as a line chart in the printed material.]

                                   Mercury High           Credit Suisse High
                                  Yield Portfolio+           Yield Index++
                                  ----------------           -------------
12/95                                 $10,000                   $10,000
12/96                                 $11,227                   $11,242
12/97                                 $12,426                   $12,661
12/98                                 $11,786                   $12,735
12/99                                 $12,477                   $13,153
12/00                                 $11,835                   $12,467
12/01                                 $12,035                   $13,191
12/02                                 $11,623                   $13,600
12/03                                 $14,444                   $17,400
12/04                                 $16,187                   $19,479
12/05                                 $16,534                   $19,920

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury High Yield Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.

++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.

Past performance is not predictive of future results.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

Mercury Intermediate Government Bond Portfolio

   [The following table was depicted as a line chart in the printed material.]

                           Mercury
                    Intermediate Government              Citigroup Government/
                        Bond Portfolio+                     Mortgage Index++
                    -----------------------              ---------------------
12/95                      $10,000                             $10,000
12/96                      $10,260                             $10,369
12/97                      $11,120                             $11,353
12/98                      $12,112                             $12,347
12/99                      $11,962                             $12,275
12/00                      $13,352                             $13,789
12/01                      $14,275                             $14,849
12/02                      $15,672                             $16,363
12/03                      $16,024                             $16,814
12/04                      $16,688                             $17,509
12/05                      $17,263                             $17,983

+ Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Intermediate Government Bond Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.

Past performance is not predictive of future results.

Mercury Large Cap Core Strategy Portfolio

   [The following table was depicted as a line chart in the printed material.]

                       Mercury Large Cap                     Russell 1000(R)
                    Core Strategy Portfolio+                     Index++
                    ------------------------                 ---------------
12/95                      $10,000                              $10,000
12/96                      $11,654                              $12,245
12/97                      $14,272                              $16,267
12/98                      $16,492                              $20,663
12/99                      $21,709                              $24,984
12/00                      $19,567                              $23,038
12/01                      $17,617                              $20,170
12/02                      $14,315                              $15,803
12/03                      $18,970                              $20,526
12/04                      $22,223                              $22,867
12/05                      $25,220                              $24,300

+ Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Mercury Large Cap Core Strategy Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based index, which provides for a better comparison relative to the S&P 500 Index.

Russell 1000 is a registered trademark of the Frank Russell Company.

Past performance is not predictive of future results.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

================================================================================================================================
                                                                                                   Expenses Paid
                                                           Beginning       Ending Account       During the Period*    Annualized
                                                         Account Value          Value             July 1, 2005 to       Expense
Actual                                                   July 1, 2005     December 31, 2005      December 31, 2005       Ratio
--------------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                  $1,000          $1,047.10                 $2.21             .43%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                         $1,000          $  998.00                 $2.60             .51%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                $1,000          $1,084.70                 $2.25             .43%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                 $1,000          $1,095.10                 $2.63             .50%
--------------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                 $1,000          $1,028.60                 $2.58             .50%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio               $1,000          $1,003.10                 $2.25             .44%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                    $1,000          $1,090.20                 $2.31             .44%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                              $1,000          $1,016.70                 $2.16             .42%
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
Hypothetical (5% annual return before expenses)**
--------------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                  $1,000          $1,022.94                 $2.18             .43%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                         $1,000          $1,022.90                 $2.63             .51%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                $1,000          $1,022.91                 $2.19             .43%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                 $1,000          $1,022.59                 $2.54             .50%
--------------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                 $1,000          $1,022.93                 $2.58             .50%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio               $1,000          $1,023.26                 $2.27             .44%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                    $1,000          $1,022.89                 $2.23             .44%
--------------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                              $1,000          $1,023.36                 $2.17             .42%
--------------------------------------------------------------------------------------------------------------------------------

       * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 for Mercury Balanced Capital Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Large Cap Core Strategy Portfolio, 186/365 for Mercury Core Bond Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Money Reserve Portfolio (to reflect the one-half year period shown).

      ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005                                                              (in U.S. dollars)
==============================================================================================================================

                                     Shares
Industry                              Held                                Common Stocks                              Value
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                         300,000    Honeywell International, Inc. ...............................   $   11,175,000
Defense--3.5%                        50,000    Northrop Grumman Corp. ......................................        3,005,500
                                    165,000    Raytheon Co. ................................................        6,624,750
                                    160,000    United Technologies Corp. ...................................        8,945,600
                                                                                                               --------------
                                                                                                                   29,750,850
------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.8%                   125,000    Harley-Davidson, Inc. .......................................        6,436,250
------------------------------------------------------------------------------------------------------------------------------
Beverages--1.4%                     150,000    Anheuser-Busch Cos., Inc. ...................................        6,444,000
                                    300,000    Coca-Cola Enterprises, Inc. .................................        5,751,000
                                                                                                               --------------
                                                                                                                   12,195,000
------------------------------------------------------------------------------------------------------------------------------
Building Products--1.1%             300,000    Masco Corp. .................................................        9,057,000
------------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.6%               310,000    Mellon Financial Corp. ......................................       10,617,500
                                    200,000    Morgan Stanley ..............................................       11,348,000
                                                                                                               --------------
                                                                                                                   21,965,500
------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.0%                     200,000    E.I. du Pont de Nemours & Co. ...............................        8,500,000
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--3.0%              190,000    PNC Financial Services Group, Inc. ..........................       11,747,700
                                    215,000    Wells Fargo & Co. ...........................................       13,508,450
                                                                                                               --------------
                                                                                                                   25,256,150
------------------------------------------------------------------------------------------------------------------------------
Communications                      600,000    Cisco Systems, Inc. (a) .....................................       10,272,000
Equipment--2.4%                     500,000    CommScope, Inc. (a) .........................................       10,065,000
                                                                                                               --------------
                                                                                                                   20,337,000
------------------------------------------------------------------------------------------------------------------------------
Computers &                         125,000    Hewlett-Packard Co. .........................................        3,578,750
Peripherals--1.6%                   125,000    International Business Machines Corp. .......................       10,275,000
                                                                                                               --------------
                                                                                                                   13,853,750
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial               235,000    Citigroup, Inc. .............................................       11,404,550
Services--2.3%                      205,000    JPMorgan Chase & Co. ........................................        8,136,450
                                                                                                               --------------
                                                                                                                   19,541,000
------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication       275,000    Verizon Communications, Inc. ................................        8,283,000
Services--1.0%
------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                  125,000    GlobalSantaFe Corp. .........................................        6,018,750
Services--2.1%                       50,000    Schlumberger Ltd. ...........................................        4,857,500
                                    200,000    Weatherford International Ltd. (a) ..........................        7,240,000
                                                                                                               --------------
                                                                                                                   18,116,250
------------------------------------------------------------------------------------------------------------------------------
Food Products--3.9%                 225,000    Cadbury Schweppes Plc .......................................        8,615,250
                                    100,000    General Mills, Inc. .........................................        4,932,000
                                     42,500    Nestle SA Registered Shares .................................       12,673,091
                                     75,000    Sara Lee Corp. ..............................................        1,417,500
                                     75,000    Unilever NV (b) .............................................        5,150,250
                                                                                                               --------------
                                                                                                                   32,788,091
------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &             300,000    Baxter International, Inc. ..................................       11,295,000
Supplies--1.3%
------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &             150,000    AmerisourceBergen Corp. .....................................        6,210,000
Services--1.6%                      150,000    HCA, Inc. ...................................................        7,575,000
                                                                                                               --------------
                                                                                                                   13,785,000
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &               300,000    McDonald's Corp. ............................................       10,116,000
Leisure--1.2%
------------------------------------------------------------------------------------------------------------------------------
Household Products--1.4%            200,000    Kimberly-Clark Corp. ........................................       11,930,000
------------------------------------------------------------------------------------------------------------------------------
IT Services--1.0%                   300,000    Accenture Ltd. Class A ......................................        8,661,000
------------------------------------------------------------------------------------------------------------------------------
Industrial                           60,000    3M Co. ......................................................        4,650,000
Conglomerates--4.1%                 375,000    General Electric Co. ........................................       13,143,750
                                     75,000    Textron, Inc. ...............................................        5,773,500
                                    400,000    Tyco International Ltd. .....................................       11,544,000
                                                                                                               --------------
                                                                                                                   35,111,250
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================

                                     Shares
Industry                              Held                                Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Insurance--5.0%                     215,000    ACE Ltd......................................................   $    11,489,600
                                    175,000    American International Group, Inc............................        11,940,250
                                     50,000    Endurance Specialty Holdings Limited.........................         1,792,500
                                    200,000    Genworth Financial, Inc. Class A.............................         6,916,000
                                    100,000    Prudential Financial, Inc....................................         7,319,000
                                     55,000    RenaissanceRe Holdings Ltd...................................         2,426,050
                                                                                                               ---------------
                                                                                                                    41,883,400
------------------------------------------------------------------------------------------------------------------------------
Machinery--1.4%                     300,000    Dover Corp...................................................        12,147,000
------------------------------------------------------------------------------------------------------------------------------
Media--1.9%                         190,000    Comcast Corp. Special Class A (a)............................         4,881,100
                                    300,000    Interpublic Group of Cos., Inc. (a)(m).......................         2,895,000
                                    135,000    Viacom, Inc. Class B (a).....................................         4,401,000
                                    175,000    Walt Disney Co...............................................         4,194,750
                                                                                                               ---------------
                                                                                                                    16,371,850
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.6%               205,000    Alcoa, Inc...................................................         6,061,850
                                    150,000    United States Steel Corp.....................................         7,210,500
                                                                                                               ---------------
                                                                                                                    13,272,350
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               150,000    Devon Energy Corp............................................         9,381,000
Fuels--4.7%                         200,000    EnCana Corp..................................................         9,032,000
                                     80,000    Exxon Mobil Corp.............................................         4,493,600
                                    225,000    Murphy Oil Corp..............................................        12,147,750
                                     35,000    Total SA (b).................................................         4,424,000
                                                                                                               ---------------
                                                                                                                    39,478,350
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                      300,000    International Paper Co.......................................        10,083,000
Products--1.7%                       65,000    Weyerhaeuser Co..............................................         4,312,100
                                                                                                               ---------------
                                                                                                                    14,395,100
------------------------------------------------------------------------------------------------------------------------------
Personal Products--0.8%              75,000    Avon Products, Inc...........................................         2,141,250
                                    125,000    The Estee Lauder Cos., Inc. Class A..........................         4,185,000
                                                                                                               ---------------
                                                                                                                     6,326,250
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.1%               160,000    GlaxoSmithKline Plc (b)......................................         8,076,800
                                    305,000    Schering-Plough Corp.........................................         6,359,250
                                    255,000    Wyeth........................................................        11,747,850
                                                                                                               ---------------
                                                                                                                    26,183,900
------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                    470,000    Applied Materials, Inc.......................................         8,431,800
Semiconductor                       225,000    Intel Corp...................................................         5,616,000
Equipment--2.3%                     160,000    Intersil Corp. Class A.......................................         3,980,800
                                    100,000    Micron Technology, Inc. (a)..................................         1,331,000
                                                                                                               ---------------
                                                                                                                    19,359,600
------------------------------------------------------------------------------------------------------------------------------
Software--2.8%                       75,000    Citrix Systems, Inc. (a).....................................         2,158,500
                                     65,000    Electronic Arts, Inc. (a)....................................         3,400,150
                                    475,000    Microsoft Corp...............................................        12,421,250
                                    335,000    Symantec Corp. (a)...........................................         5,862,500
                                                                                                               ---------------
                                                                                                                    23,842,400
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.7%              325,000    Limited Brands...............................................         7,263,750
                                    225,000    Office Depot, Inc. (a).......................................         7,065,000
                                                                                                               ---------------
                                                                                                                    14,328,750
------------------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks
                                               (Cost--$477,303,554)--64.3%                                         544,567,041
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================

                                                               Preferred Securities
------------------------------------------------------------------------------------------------------------------------------
                                     Face
Industry                            Amount                         Capital Trusts                                    Value
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%       USD    335,000    BAC Capital Trust VI, 5.625% due 3/08/2035 ..................   $       330,480
                                    800,000    HSBC Finance Capital Trust IX, 5.911% due 11/30/2035 (c) ....           806,806
                                                                                                               ---------------
                                                                                                                     1,137,286
------------------------------------------------------------------------------------------------------------------------------
Commercial Services                 770,000    ILFC E-Capital Trust II, 6.25% due 12/21/2065 (c)(d) ........           781,601
& Supplies--0.1%
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               340,000    Pemex Project Funding Master Trust 7.375% due 12/15/2014 ....           377,740
Fuels--0.1%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Capital Trusts (Cost--$2,258,479)--0.3%                         2,296,627
------------------------------------------------------------------------------------------------------------------------------
                                    Shares
                                     Held                         Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.0%              5,300    Duquesne Light Co., 6.50% ...................................           269,770
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                   20,800    Fannie Mae, 7% (c) ..........................................         1,133,600
Finance--0.1%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Preferred Stocks
                                               (Cost--$1,422,000)--0.1%                                              1,403,370
------------------------------------------------------------------------------------------------------------------------------
                                     Face
                                    Amount                          Trust Preferred
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                  USD  1,680,000    RC Trust I, 7% due 5/15/2006 ................................         1,675,800
Defense--0.2%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Trust Preferred
                                               (Cost--$1,700,522)--0.2%                                              1,675,800
------------------------------------------------------------------------------------------------------------------------------
                                               Total Preferred Securities
                                               (Cost--$5,381,001)--0.6%                                              5,375,797
------------------------------------------------------------------------------------------------------------------------------

                                                                Fixed Income Securities
------------------------------------------------------------------------------------------------------------------------------

                                                                    Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                         975,000    BAE Systems Holdings, Inc., 4.75% due 8/15/2010 (d) .........           957,541
Defense--0.3%                       895,000    Goodrich Corp., 6.60% due 5/15/2009 .........................           935,011
                                               Raytheon Co.:
                                     10,000      8.30% due 3/01/2010........................................            11,201
                                    340,000      5.50% due 11/15/2012.......................................           347,735
                                                                                                               ---------------
                                                                                                                     2,251,488
------------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                      256,252    American Airlines, Inc. Series 2003-1,
                                                 3.857% due 1/09/2012.......................................           246,989
------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.1%                              DaimlerChrysler NA Holding Corp.:
                                   350,000       4.75% due 1/15/2008........................................           346,807
                                   330,000       7.75% due 1/18/2011........................................           361,062
                                                                                                               ---------------
                                                                                                                       707,869
------------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.3%               2,180,000    Abgenix, Inc., 3.50% due 3/15/2007 (f).......................         2,158,200
------------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.7%               535,000    The Bear Stearns Cos., Inc., 4.543% due 1/30/2009 (c)........           537,575
                                    725,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009....           719,156
                                               Goldman Sachs Group, Inc.:
                                  1,315,000      5.70% due 9/01/2012........................................         1,352,712
                                    685,000      5.25% due 10/15/2013.......................................           684,835
                                    265,000      6.125% due 2/15/2033.......................................           278,123
                                               Lehman Brothers Holdings, Inc.:
                                     30,000      4% due 1/22/2008...........................................            29,503
                                    800,000      3.50% due 8/07/2008........................................           772,122
                                    385,000      Series H, 4.50% due 7/26/2010..............................           376,928
                                    255,000    Mellon Funding Corp., 4.875% due 6/15/2007...................           254,824
                                    675,000    Morgan Stanley, 5.30% due 3/01/2013..........................           676,354
                                    265,000    State Street Bank & Trust Co., 5.30% due 1/15/2016...........           267,989
                                                                                                               ---------------
                                                                                                                     5,950,121
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================

                                     Face
Industry                            Amount                            Corporate Bonds                              Value
------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%                                Cytec Industries, Inc.:
                             USD    615,000      5.50% due 10/01/2010 ......................................   $       598,967
                                    550,000      6% due 10/01/2015..........................................           523,850
                                    275,000     Lubrizol Corp., 6.50% due 10/01/2034.........................          287,109
                                                                                                               ---------------
                                                                                                                     1,409,926
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.6%              590,000    Bank of America Corp., 4.875% due 9/15/2012..................           585,901
                                    300,000    Bank One Corp., 8% due 4/29/2027.............................           378,821
                                    620,000    Barclays Bank Plc, 8.55% (d)(k)..............................           715,281
                                    435,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012..........           473,218
                                    540,000    HSBC Bank USA NA, 5.875% due 11/01/2034......................           544,830
                                    145,000    Hudson United Bancorp, 8.20% due 9/15/2006...................           148,005
                                    350,000    PNC Bank NA, 5.25% due 1/15/2017.............................           348,546
                                    370,000    PNC Funding Corp., 6.125% due 2/15/2009......................           381,864
                                    235,000    Popular North America, Inc., 3.875% due 10/01/2008...........           227,107
                                    300,000    United Overseas Bank Ltd., 5.796% (c)(d)(k)..................           301,968
                                    265,000    Wachovia Corp., 5.50% due 8/01/2035..........................           258,192
                                    220,000    Wells Fargo & Co., 5% due 11/15/2014.........................           218,066
                                    520,000    Westpac Banking Corp., 4.625% due 6/01/2018..................           488,810
                                                                                                               ---------------
                                                                                                                     5,070,609
------------------------------------------------------------------------------------------------------------------------------
Commercial Services &               290,000    Aramark Services, Inc., 5% due 6/01/2012.....................           280,297
Supplies--0.1%                      285,000    International Lease Finance Corp., 2.95% due 5/23/2006.......           283,115
                                                                                                               ---------------
                                                                                                                       563,412
------------------------------------------------------------------------------------------------------------------------------
Communications                                 Harris Corp.:
Equipment--0.2%                     695,000      5% due 10/01/2015..........................................           671,535
                                    615,000      6.35% due 2/01/2028........................................           642,772
                                                                                                               ---------------
                                                                                                                     1,314,307
------------------------------------------------------------------------------------------------------------------------------
Computers &                         440,000    International Business Machines Corp.,
Peripherals--0.1%                                5.875% due 11/29/2032......................................           463,001
------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.2%            1,575,000    HSBC Finance Corp., 6.50% due 11/15/2008.....................         1,639,221
                                    305,000    MBNA Corp., 4.625% due 9/15/2008.............................           302,787
                                                                                                               ---------------
                                                                                                                     1,942,008
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                          Citigroup, Inc.:
Services--1.2%                      990,000      5.625% due 8/27/2012.......................................         1,020,405
                                    320,000      5.85% due 12/11/2034.......................................           333,261
                                               General Electric Capital Corp.:
                                  3,060,000      6% due 6/15/2012...........................................         3,222,764
                                    930,000      6.75% due 3/15/2032........................................         1,091,681
                                               JPMorgan Chase & Co.:
                                    660,000      5.75% due 1/02/2013........................................           680,647
                                    530,000      4.75% due 3/01/2015........................................           512,329
                                    280,000      4.891% due 9/01/2015 (c)...................................           276,933
                                               Sigma Finance Corp. (c)(h):
                                  2,300,000      6.84% due 8/15/2011........................................         2,300,000
                                  1,100,000      4.20% due 3/31/2014........................................         1,112,247
                                                                                                               ---------------
                                                                                                                    10,550,267
------------------------------------------------------------------------------------------------------------------------------
Diversified                         330,000    BellSouth Corp., 6% due 11/15/2034...........................           329,701
Telecommunication                              Deutsche Telekom International Finance BV:
Services--0.4%                      445,000      5.25% due 7/22/2013........................................           442,635
                                    280,000      8.75% due 6/15/2030........................................           356,123
                                    435,000    France Telecom SA, 7.75% due 3/01/2011.......................           485,868
                                    250,000    GTE Corp., 6.84% due 4/15/2018...............................           268,121
                                    520,000    SBC Communications, Inc., 6.45% due 6/15/2034................           541,098
                                    515,000    TELUS Corp., 7.50% due 6/01/2007.............................           531,807
                                    440,000    Verizon Global Funding Corp., 5.85% due 9/15/2035............           424,016
                                                                                                               ---------------
                                                                                                                     3,379,369
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
Industry                            Amount                              Corporate Bonds                             Value
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.7%     USD    570,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013             $       576,781
                                               FirstEnergy Corp.:
                                    550,000      7.375% due 11/15/2031......................................           648,983
                                    670,000      Series B, 6.45% due 11/15/2011.............................           710,198
                                    280,000    Florida Power & Light Co., 5.40% due 9/01/2035...............           273,266
                                  1,700,000    PPL Capital Funding, 5.418% due 5/18/2006 (c)................         1,701,370
                                    300,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034..............           310,488
                                    405,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008........           396,605
                                    295,000    Puget Energy, Inc., 5.483% due 6/01/2035.....................           286,067
                                    485,000    SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                 6.15% due 11/15/2013 (d)...................................           517,736
                                     95,000    Southern California Edison Co., 4.43% due 1/13/2006 (c)......            94,997
                                    320,000    Westar Energy, Inc., 6% due 7/01/2014........................           335,241
                                                                                                               ---------------
                                                                                                                     5,851,732
------------------------------------------------------------------------------------------------------------------------------
Food Products--0.1%                 605,000    Cadbury Schweppes US Finance LLC,
                                                 3.875% due 10/01/2008 (d) .................................           587,528
                                    265,000    SYSCO Corp., 5.375% due 9/21/2035............................           259,396
                                                                                                               ---------------
                                                                                                                       846,924
------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.1%                 450,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007 ...           437,573
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &               290,000    Harrah's Operating Co., Inc., 5.625% due 6/01/2015 ..........           284,902
Leisure--0.0%
------------------------------------------------------------------------------------------------------------------------------
Household Durables--0.2%                       DR Horton, Inc.:
                                    625,000      5% due 1/15/2009...........................................           616,603
                                    340,000      6.875% due 5/01/2013.......................................           354,806
                                    480,000      5.625% due 9/15/2014.......................................           462,363
                                               KB Home:
                                    675,000      5.75% due 2/01/2014........................................           636,437
                                     30,000      5.875% due 1/15/2015.......................................            28,292
                                                                                                               ---------------
                                                                                                                     2,098,501
------------------------------------------------------------------------------------------------------------------------------
Industrial                           30,000    General Electric Co., 5% due 2/01/2013.......................            29,984
Conglomerates--0.1%               1,175,000    Tyco International Group SA, 6.75% due 2/15/2011.............         1,235,382
                                                                                                               ---------------
                                                                                                                     1,265,366
------------------------------------------------------------------------------------------------------------------------------
Insurance--0.8%                     505,000    AON Corp., 6.95% due 1/15/2007 ..............................           513,424
                                    555,000    Fund American Cos., Inc., 5.875% due 5/15/2013...............           560,029
                                               Marsh & McLennan Cos., Inc.:
                                    720,000      5.15% due 9/15/2010........................................           715,212
                                    280,000      5.75% due 9/15/2015........................................           282,250
                                  1,090,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013............         1,060,028
                                    590,000    NLV Financial Corp., 7.50% due 8/15/2033 (d).................           653,265
                                    225,000    North Front Pass-Through Trust, 5.81% due 12/15/2024 (c)(d)..           225,208
                                    235,000    Principal Life Global Funding I, 3.625% due 4/30/2008 (d)....           228,343
                                    160,000    Prudential Financial, Inc., 4.104% due 11/15/2006............           158,949
                                    575,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (d)...........           728,761
                                    628,000    UnumProvident Finance Co. Plc, 6.85% due 11/15/2015 (d)......           654,142
                                    490,000    Willis Group North America, Inc., 5.625% due 7/15/2015.......           489,809
                                    610,000    XL Capital Ltd., 5.25% due 9/15/2014.........................           595,409
                                                                                                               ---------------
                                                                                                                     6,864,829
------------------------------------------------------------------------------------------------------------------------------
Media--0.7%                         280,000    Clear Channel Communications, Inc., 5.50% due 9/15/2014......           267,929
                                    600,000    Comcast Cable Communications, 6.375% due 1/30/2006...........           600,738
                                    588,000    Comcast Cable Communications Holdings, Inc.,
                                                 8.375% due 3/15/2013.......................................           680,596
                                    505,000    Comcast Corp., 5.85% due 1/15/2010...........................           514,451
                                               Cox Communications, Inc.:
                                     500,000     7.75% due 11/01/2010.......................................           541,535
                                      35,000     7.125% due 10/01/2012......................................            37,502
                                     280,000   Media General, Inc., 6.95% due 9/01/2006.....................           282,208

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                      Face
Industry                             Amount                              Corporate Bonds                            Value
------------------------------------------------------------------------------------------------------------------------------
Media (concluded)                              News America, Inc.:
                             USD    275,000      6.20% due 12/15/2034.......................................   $       273,158
                                    470,000      6.40% due 12/15/2035 (d)...................................           473,730
                                    830,000      6.75% due 1/09/2038........................................           877,598
                                    910,000    Time Warner Companies, Inc., 9.125% due 1/15/2013............         1,077,054
                                                                                                               ---------------
                                                                                                                     5,626,499
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.1%               280,000    Alcan, Inc., 5.75% due 6/01/2035.............................           272,628
                                    945,000    Textron Financial Corp., 2.75% due 6/01/2006.................           937,803
                                                                                                               ---------------
                                                                                                                     1,210,431
------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.1%                80,000    Ameren Corp., 4.263% due 5/15/2007...........................            78,854
                                               Dominion Resources, Inc.:
                                    245,000      5.95% due 6/15/2035........................................           239,141
                                    350,000      Series B, 4.64% due 5/15/2006 (c)..........................           350,309
                                                                                                               ---------------
                                                                                                                       668,304
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               295,000    Colonial Pipeline Co., 7.63% due 4/15/2032 (d)...............           386,953
Fuels--0.5%                         320,000    Consolidated Natural Gas Co., 5% due 12/01/2014..............           310,456
                                    442,000    Kern River Funding Corp., 4.893% due 4/30/2018 (d)...........           433,222
                                    215,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (d)..............           216,729
                                  1,750,000    Pemex Project Funding Master Trust
                                                5.791% due 6/15/2010 (c)(d)................................          1,811,250
                                    800,000    Texas Gas Transmission Corp., 4.60% due 6/01/2015............           756,068
                                    765,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037........           817,187
                                                                                                               ---------------
                                                                                                                     4,731,865
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                      560,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010......           631,900
Products--0.1%
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.1%                10,000    Eli Lilly & Co., 7.125% due 6/01/2025........................            12,034
                                    920,000    Wyeth, 5.50% due 3/15/2013...................................           932,667
                                                                                                               ---------------
                                                                                                                       944,701
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.3%                   170,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008....           174,543
                                    425,000    HRPT Properties Trust, 5.75% due 11/01/2015..................           423,532
                                    415,000    Highwoods Properties, Inc., 7% due 12/01/2006................           420,024
                                    310,000    iStar Financial, Inc., 5.80% due 3/15/2011...................           312,008
                                    565,000    Simon Property Group LP, 5.10% due 6/15/2015.................           546,443
                                    490,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (d)......           484,102
                                                                                                               ---------------
                                                                                                                     2,360,652
------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.1%                   595,000    BNSF Funding Trust I, 6.613% due 12/15/2055 (c)..............           619,400
                                    230,000    CSX Corp., 6.75% due 3/15/2011...............................           246,477
                                    215,000    Canadian National Railway Co., 6.90% due 7/15/2028...........           255,915
                                    315,000    Norfolk Southern Corp., 7.05% due 5/01/2037..................           375,898
                                                                                                               ---------------
                                                                                                                     1,497,690
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                  475,000    Washington Mutual, Inc., 4.20% due 1/15/2010.................           459,917
Finance--0.1%
------------------------------------------------------------------------------------------------------------------------------
Wireless                            110,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031............           145,730
Telecommunication                   300,000    America Movil SA de CV, 6.375% due 3/01/2035.................           295,890
Services--0.1%                      350,000    Sprint Capital Corp., 8.75% due 3/15/2032....................           464,478
                                                                                                               ---------------
                                                                                                                       906,098
------------------------------------------------------------------------------------------------------------------------------
                                               Total Corporate Bonds
                                               (Cost--$72,607,335)--8.6%                                            72,695,450
------------------------------------------------------------------------------------------------------------------------------

                                                              Foreign Government Obligations
------------------------------------------------------------------------------------------------------------------------------
                             EUR  1,362,000    Bundesobligation Series 143, 3.50% due 10/10/2008............         1,630,191
                             USD    930,000    Italy Government International Bond, 4.50% due 1/21/2015.....           902,004
                                               Mexico Government International Bond:
                                    650,000      9.875% due 2/01/2010.......................................           762,450
                                    265,000      6.375% due 1/16/2013.......................................           281,563
                                    265,000      5.875% due 1/15/2014.......................................           274,275
------------------------------------------------------------------------------------------------------------------------------
                                               Total Foreign Government Obligations
                                               (Cost--$3,845,005)--0.4%                                              3,850,483
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                      Face
State                                Amount                           Municipal Bonds                                 Value
------------------------------------------------------------------------------------------------------------------------------
Texas--0.1%                  USD    635,000    Dallas, Texas, General Obligation, Series C,
                                                  5.25% due 2/15/2024.......................................   $       635,203
------------------------------------------------------------------------------------------------------------------------------
                                               Total Municipal Bonds
                                               (Cost--$635,000)--0.1%                                                  635,203
------------------------------------------------------------------------------------------------------------------------------

                                                                 Asset-Backed Securities+
------------------------------------------------------------------------------------------------------------------------------
                                               ACE Securities Corp. (c):
                                    950,000      Series 2005-ASP1 Class M1, 5.059% due 9/25/2035............           948,053
                                  2,500,000      Series 2005-HE6 Class A2B, 4.579% due 10/25/2035...........         2,500,000
                                    500,000    Altius Funding Ltd. Series 2005-2A Class D,
                                                 7.148% due 12/05/2040 (c)(d)...............................           500,000
                                  1,279,949    Argent Securities, Inc. Series 2004-W11 Class A3,
                                                 4.739% due 11/25/2034 (c)..................................         1,281,270
                                               Bear Stearns Asset Backed Securities, Inc. (c):
                                  2,050,000      4.71% due 6/27/2007........................................         2,049,680
                                    915,976      Series 2004-HE9 Class 1A2, 4.75% due 3/25/2032.............           917,083
                                  2,550,000      Series 2005-HE10 Class A2, 4.669% due 8/25/2035............         2,551,310
                                  1,000,000      Series 2005-SD1 Class 1A2, 4.679% due 7/25/2027............         1,002,447
                                    250,000    Buckingham CDO Ltd. Series 2005-2A
                                                 Class E, 7.14% due 4/05/2041 (c)(d)........................           250,000
                                               Countrywide Asset-Backed Certificates (c):
                                    821,556      Series 2004-5 Class A, 4.83% due 10/25/2034................           825,839
                                    750,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033.............           743,065
                                    750,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034............           739,716
                                  1,000,000    Credit-Based Asset Servicing and Securitization
                                                 Series 2005-CB2 Class AV2, 4.579% due 4/25/2036 (c)........         1,000,418
                                  1,350,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                 4.93% due 7/25/2034 (c)....................................         1,355,031
                                               First Franklin Mortgage Loan Asset-Backed Certificates (c):
                                    402,821      Series 2003-FF5 Class A2, 4.739% due 3/25/2034.............           403,084
                                  5,632,058      Series 2004-FF10 Class A2, 4.779% due 12/25/2032...........         5,646,029
                                  2,466,308      Series 2005-FF10 Class A6, 4.729% due 11/25/2035...........         2,467,079
                                               Home Equity Asset Trust (c):
                                  1,884,270      Series 2005-1 Class A2, 4.659% due 5/25/2035...............         1,885,133
                                    961,177      Series 2005-3 Class 1A2, 4.629% due 8/25/2035..............           961,170
                                  1,326,405    Irwin Home Equity Series 2005-C Class 1A1,
                                                  4.639% due 4/25/2030 (c)...................................        1,326,395
                                  3,000,000    MBNA Credit Card Master Note Trust Series 2001-C3 Class C3,
                                                 6.55% due 12/15/2008.......................................         3,027,369
                                               Morgan Stanley ABS Capital I, Inc. (c):
                                    123,769      Series 2004-WMC1 Class A3, 4.629% due 6/25/2034............           123,781
                                  1,821,334      Series 2005-HE1 Class A2MZ, 4.679% due 12/25/2034..........         1,823,610
                                    688,253      Series 2005-NC2 Class A1MZ, 4.629% due 3/25/2035...........           688,112
                                    692,307      Series 2005-NC2 Class A2MZ, 4.629% due 3/25/2035...........           692,166
                                               New Century Home Equity Loan Trust (c):
                                  1,972,541      Series 2004-3 Class A3, 4.769% due 11/25/2034..............         1,975,390
                                  1,732,932      Series 2005-2 Class A2MZ, 4.639% due 6/25/2035.............         1,733,223
                                    350,000    Option One Mortgage Loan Trust Series 2005-1 Class M5,
                                                 5.629% due 2/25/2035 (c)...................................           351,787
                                               Park Place Securities, Inc. Series 2005-WCH1 (c):
                                    846,825      Class A1B, 4.68% due 1/25/2035.............................           848,037
                                    659,781      Class A3D, 4.719% due 1/25/2035............................           660,728
                                    400,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                 Class M2, 5.51% due 5/25/2035 .............................           389,542
                                               Residential Asset Mortgage Products, Inc. (c):
                                  1,900,000      Series 2004-RS11 Class A2, 4.65% due 12/25/2033............         1,902,715
                                  1,350,000      Series 2005-RS3 Class AI2, 4.55% due 3/25/2035.............         1,352,905
                                  2,150,000    Soundview Home Equity Loan Trust Series 2005-OPT3
                                                 Class A4, 4.679% due 11/25/2035 (c)........................         2,150,000

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                      Face
                                     Amount                       Asset Backed Securities+                          Value
------------------------------------------------------------------------------------------------------------------------------
                                               Structured Asset Investment Loan Trust (c):
                             USD  1,500,000      Series 2003-BC6 Class M1, 5.129% due 7/25/2033.............   $     1,505,680
                                    550,000      Series 2004-8 Class M4, 5.379% due 9/25/2034...............           551,997
                                    693,058    Structured Asset Securities Corp. Series 2004-23XS Class 2A1,
                                                 4.55% due 1/25/2035 (c)....................................           692,019
                                  5,871,021    Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                 4.719% due 2/25/2032 (c)...................................         5,886,879
                                    239,773    Whole Auto Loan Trust Series 2004-1 Class D,
                                                 5.60% due 3/15/2011........................................           239,050
------------------------------------------------------------------------------------------------------------------------------
                                               Total Asset Backed Securities
                                               (Cost--$56,069,307)--6.6%                                            55,947,792
------------------------------------------------------------------------------------------------------------------------------

                                                       Non-Government Agency Mortgage-Backed Securities+
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage           1,860,000    Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4
Obligations--1.2%                                Class A4, 3.512% due 6/25/2034 (c).........................         1,809,564
                                  1,589,595    Impac Secured Assets CMN Owner Trust Series 2004-3
                                                 Class 1A4, 4.779% due 11/25/2034 (c).......................         1,592,803
                                  2,307,588    RAAC Series 2005-SP2 Class 2A, 4.679% due 6/25/2044 (c)......         2,307,569
                                  2,563,513    Residential Accredit Loans, Inc. Series 2005-QS12
                                                 Class A8, 4.729% due 8/25/2035 (c).........................         2,559,963
                                               Structured Asset Securities Corp. (c):
                                    654,239      Series 2005-GEL2 Class A, 4.659% due 4/25/2035.............           654,234
                                  1,144,031      Series 2005-OPT1 Class A4M, 4.52% due 11/25/2035...........         1,145,103
                                    549,385    Washington Mutual Series 2005-AR2 Class B4,
                                                 5.279% due 1/25/2045 (c)...................................           521,916
                                                                                                               ---------------
                                                                                                                    10,591,152
------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                           Banc of America Commercial Mortgage, Inc.:
Backed Securities--3.6%           2,000,000      Series 2005-4 Class A5A, 4.933% due 7/10/2045..............         1,964,616
                                  2,450,000      Series 2005-6 Class A4, 5.182% due 9/10/2047 (c)...........         2,466,078
                                    650,000    Bear Stearns Commercial Mortgage Security Series 2002-FL1A
                                                 Class D, 4.85% due 8/03/2014 (c)(d)........................           650,203
                                  1,800,000    CS First Boston Mortgage Securities Corp. Series 2005-C5
                                                 Class C, 5.10% due 8/15/2038 (c)...........................         1,763,568
                                  5,500,000    GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
                                                 Class AAB, 4.702% due 12/10/2041...........................         5,358,766
                                  1,250,000    GS Mortgage Securities Corp. II Series 2005-GG4
                                                 Class A2, 4.475% due 7/10/2039.............................         1,220,687
                                               Greenwich Capital Commercial Funding Corp. Series:
                                  1,350,000      2004-GG1 Class A4, 4.755% due 6/10/2036....................         1,331,390
                                  2,550,000      2005-GG5 Class B, 5.369% due 4/10/2037 (c).................         2,543,625
                                               JPMorgan Chase Commercial Mortgage Securities Corp.:
                                  1,250,000      Series 2005-LDP2 Class A2, 4.575% due 7/15/2042............         1,224,486
                                  3,100,000      Series 2005-LDP4 Class A4, 4.918% due 10/15/2042 (c).......         3,040,480
                                               LB-UBS Commercial Mortgage Trust:
                                  1,400,000      Series 2005-C3 Class A5, 4.739% due 7/15/2030..............         1,357,865
                                  1,300,000      Series 2005-C7 Class C, 5.35% due 11/15/2040 (c)...........         1,300,000
                                    336,477    Nationslink Funding Corp. Series 1999-2 Class A3,
                                                 7.181% due 6/20/2031.......................................           338,793
                                  5,950,000    Wachovia Bank Commercial Mortgage Trust Series 2005-C22
                                                  Class A4, 5.17% due 12/15/2044 (c)........................         6,035,561
                                                                                                               ---------------
                                                                                                                    30,596,118
------------------------------------------------------------------------------------------------------------------------------
                                               Total Non-Government Agency Mortgage-Backed Securities
                                               (Cost $41,641,435)--4.8%                                             41,187,270
------------------------------------------------------------------------------------------------------------------------------
                                                         Government Agency Mortgaged-Backed Obligations+
------------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                  2,092,592      5% due 1/15/2036 (e).......................................         2,027,199
                                 17,400,000      5.50% due 1/15/2036 (e)....................................        17,226,000
                                    851,707      6% due 11/01/2034--11/01/2035..............................           860,663
                                  1,511,745      6.50% due 8/01/2032--7/01/2034.............................         1,553,352

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
                                    Amount            Government Agency Mortgage-Backed Obligations+                Value
------------------------------------------------------------------------------------------------------------------------------
                                               Freddie Mac Mortgage Participation Certificates:
                           USD   13,457,781      5% due 1/15/2036 (e).......................................   $    13,024,602
                                  2,850,912      5.50% due 1/15/2021 (e)....................................         2,866,948
                                  4,353,432      5.50% due 9/01/2034--1/15/2036 (e).........................         4,313,504
                                  2,923,761      6% due 1/01/2034--6/01/2035................................         2,953,261
                                    568,081      7% due 7/01/2031--6/01/2032................................           591,822
                                     30,477    Ginnie Mae MBS Certificates, 7.50% due 3/15/2032.............            32,060
------------------------------------------------------------------------------------------------------------------------------
                                               Total Government Agency Mortgage-Backed Securities
                                               (Cost--$45,330,254)--5.4%                                            45,449,411
------------------------------------------------------------------------------------------------------------------------------

                                                                U.S. Government Obligations
------------------------------------------------------------------------------------------------------------------------------
                                               Fannie Mae:
                                  2,510,000      4% due 2/28/2007...........................................         2,488,251
                                  2,220,000      7.125% due 1/15/2030.......................................         2,897,966
                                  1,650,000    Federal Home Loan Bank System, 2.75% due 11/15/2006..........         1,622,313
                                               U.S. Treasury Bonds:
                                    330,000      7.50% due 11/15/2016.......................................           414,511
                                    200,000      8.125% due 8/15/2019.......................................           271,328
                                    700,000      7.25% due 8/15/2022 (l)....................................           911,586
                                    140,000      6.25% due 8/15/2023........................................           167,180
                                    140,000      6.625% due 2/15/2027.......................................           177,614
                                  1,310,000      5.375% due 2/15/2031.......................................         1,471,498
                                               U.S. Treasury Inflation Indexed Bonds:
                                  1,590,969      3.875% due 1/15/2009.......................................         1,672,134
                                  1,382,411      3.50% due 1/15/2011........................................         1,477,452
                                  3,390,075      1.625% due 1/15/2015.......................................         3,265,991
                                               U.S. Treasury Notes:
                                 10,300,000      4% due 8/31/2007 (m).......................................        10,231,598
                                    100,000      3.75% due 5/15/2008........................................            98,578
                                    160,000      3.875% due 5/15/2010.......................................           156,969
                                    310,000      3.625% due 6/15/2010.......................................           300,857
                                    660,000      4.125% due 8/15/2010.......................................           653,503
                                     60,000      4.25% due 10/15/2010.......................................            59,686
                                     60,000      5% due 2/15/2011...........................................            61,798
                                  2,275,000      4.25% due 8/15/2015........................................         2,245,584
                                    673,000      4.50% due 11/15/2015.......................................           678,521
------------------------------------------------------------------------------------------------------------------------------
                                               Total U.S. Government Obligations
                                               (Cost--$30,802,765)--3.7%                                            31,324,918
------------------------------------------------------------------------------------------------------------------------------
                                               Total Fixed Income Securities
                                               (Cost--$250,931,101)--29.6%                                         251,090,527
------------------------------------------------------------------------------------------------------------------------------
                                 Beneficial
                                  Interest                        Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
                           USD   77,468,554    Merrill Lynch Liquidity Series,
                                                 LLC Cash Sweep Series I (g)................................        77,468,554
                                 13,275,000    Merrill Lynch Liquidity Series,
                                                 LLC Money Market Series (g)(j) ............................        13,275,000
------------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities
                                               (Cost--$90,743,554)--10.7%                                           90,743,554
------------------------------------------------------------------------------------------------------------------------------

                                 Number of
                                Contracts++                         Options Purchased
------------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                    13    Pay a fixed rate of 5.95% and receive a floating
                                               rate based on 3-month LIBOR, expiring April 2007
                                                 Broker JPMorgan Chase Bank (i).............................           108,355
------------------------------------------------------------------------------------------------------------------------------
                                               Total Options Purchased
                                               (Premiums Paid--$123,565)--0.0%                                         108,355
------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments (Cost--$824,482,775)--105.2%                      891,885,274
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                 Number of
                                Contracts++                           Options Written                              Value
------------------------------------------------------------------------------------------------------------------------------
Call Options Written                     27    Pay a fixed rate of 4.25% and receive a
                                               floating rate based on 3-month LIBOR, expiring January
                                                 2006 Broker UBS Warburg (i)................................   $        (5,400)
------------------------------------------------------------------------------------------------------------------------------
Put Options Written                      27    Receive a fixed rate of 4.25% and pay a
                                               floating rate based on 3-month LIBOR, expiring January
                                                 2006 Broker UBS Warburg (i)................................          (170,100)
                                         10    Receive a fixed rate of 6.07% and pay a
                                               floating rate based on 3-month LIBOR, expiring
                                                 April 2007.................................................          (121,897)
                                                                                                               ---------------
                                                 Broker JPMorgan Chase Bank (i).............................          (291,997)
------------------------------------------------------------------------------------------------------------------------------
                                               Total Options Written
                                               (Premiums Received--$229,540)--0.0%                                    (297,397)
------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments, Net of Options Written
                                               (Cost--$824,253,235*)--105.2%................................       891,587,877
                                               Liabilities in Excess of Other Assets--(5.2%)................       (44,067,607)
                                                                                                               ---------------
                                               Net Assets--100.0%...........................................   $   847,520,270
                                                                                                               ===============
------------------------------------------------------------------------------------------------------------------------------

 *    The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost........................................................................................   $   831,534,136
                                                                                                               ===============

      Gross unrealized appreciation.........................................................................   $    94,996,895
      Gross unrealized depreciation.........................................................................       (34,943,154)
                                                                                                               ---------------
      Net unrealized appreciation...........................................................................   $    60,053,741
                                                                                                               ===============

 +    Asset Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a)   Non-income producing security.

(b)   Depositary receipts.

(c)   Floating rate security.

(d)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e)   Represents or includes a "to-be-announced" transition. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(f)   Convertible security.

(g)   Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the
      Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------------------
      Affiliate                                                                                Net Activity    Interest Income
      ------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I..............................    $(23,647,573)     $3,150,905
      Merrill Lynch Liquidity Series, Money Market Series..................................    $ 13,275,000      $   44,698
      ------------------------------------------------------------------------------------------------------------------------

(h)   Restricted securities as to resale, representing 0.4% of net assets were as follows:
      ------------------------------------------------------------------------------------------------------------------------
                                                                        Acquisition
      Issue                                                                 Date                    Cost            Value
      ------------------------------------------------------------------------------------------------------------------------
      Sigma Finance Corp., 6.84% due 8/15/2011                           2/13/2004               $2,300,000      $2,300,000
      Sigma Finance Corp., 4.20% due 3/31/2014                           3/26/2004               $1,100,000      $1,112,247
      ------------------------------------------------------------------------------------------------------------------------
      Total                                                                                      $3,400,000      $3,412,247
                                                                                                 ==========      ==========
      ------------------------------------------------------------------------------------------------------------------------

(i)   This European style swaption, which can be exercised only on the expiration date represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(j)   Security was purchased with the cash proceeds from securities loans.

(k)   The security is a perpetual bond and has no stated maturity date.

(l)   All or a portion of security held as collateral in connection with open financial futures contracts.

(m)   Security, or a portion of security, is on loan.

 o    For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================

o     Financial futures contracts purchased as of December 31, 2005 were as follows:
      ------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                      Issue                          Date                Value                   Appreciation
      ------------------------------------------------------------------------------------------------------------------------
          116               5-Year U.S. Treasury Note            March 2006          $12,330,520                    $5,355
      ------------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2005 were as follows:
      ------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
      ------------------------------------------------------------------------------------------------------------------------
          307              10-Year U.S. Treasury Note            March 2006          $33,228,418                 $(359,301)
           30              30-Year U.S. Treasury Bond            March 2006          $ 3,374,678                   (50,947)

      ------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--Net...................................................                      $(410,248)
                                                                                                                 =========
      ------------------------------------------------------------------------------------------------------------------------

o     Forward foreign exchange contracts as of December 31, 2005 were as follows:
      ------------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                    Settlement      Unrealized
      Currency Sold                                                                                 Date        Depreciation
      ------------------------------------------------------------------------------------------------------------------------
      EUR 1,409,955........................................................................     February 2006      $(2,646)
      ------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment $1,664,268)...........................................                        $(2,646)
                                                                                                                   =======
      ------------------------------------------------------------------------------------------------------------------------
o     Currency Abbreviations

      EUR         Euro
      USD         U.S. Dollar

o     Swap contracts outstanding as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                            Notional             Unrealized
                                                                                             Amount             Appreciation
      ------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.12%

      Broker, Lehman Brothers Special Finance
      Expires January 2006                                                                $ 9,200,000                --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.02%

      Broker, UBS Warburg
      Expires January 2006                                                                $12,600,000                --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.15%

      Broker, Lehman Brothers Special Finance
      Expires February 2006                                                               $12,300,000                --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.01%

      Broker, UBS Warburg
      Expires March 2006                                                                  $19,950,000                --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers US Agency Index and pay a floating rate based on 1-month LIBOR minus 0.05%

      Broker, Lehman Brothers Special Finance
      Expires April 2006                                                                  $ 8,250,000                --

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                               Unrealized
                                                                                            Notional          Appreciation
                                                                                             Amount          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.12%

Broker, Lehman Brothers Special Finance
Expires May 2006                                                                          $15,100,000                --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.01%

Broker, UBS Warburg
Expires May 2006                                                                          $19,500,000                --

Bought credit default protection on Aon Corp. and pay 0.37%

Broker, Morgan Stanley Capital Services Inc.
Expires January 2007                                                                      $   560,000          $  (1,764)

Pay a fixed rate of 2.8025% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires January 2007                                                                      $   560,000             11,542

Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR

Broker, Citibank N.A.
Expires September 2007                                                                    $28,000,000           (337,034)

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase Bank
Expires January 2009                                                                      $ 1,694,000            (33,750)

Sold credit default protection on Raytheon Co. and receive 0.73%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                        $   325,000              4,876

Bought credit default protection on Boeing Capital Corp. and pay 0.48%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                        $   325,000             (3,615)

Sold credit default protection on Nextel Communications, Inc. Class A and receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                    $   670,000             34,157

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 2 and receive 0.60%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                    $ 1,984,000             14,035

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 2 and receive 0.60%

Broker, UBS Warburg
Expires September 2009                                                                    $ 1,984,000             14,265

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 2 and receive .60%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2009                                                                    $ 2,703,200              9,315

Bought credit default protection on Hewlett-Packard Co. and pay
0.31%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                     $   700,000             (2,546)

Bought credit default protection on Petroleos Mexicanos and pay
1.09%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                     $ 1,420,000            (23,102)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                               Unrealized
                                                                                            Notional          Appreciation
                                                                                             Amount          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sold credit default protection on Mexico Government International
Bond and receive 0.92%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                     $ 1,420,000          $  21,668

Sold credit default protection on Computer Associates International, Inc.
and receive 0.83%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                     $   700,000              6,231

Bought credit default protection on Morgan Stanley and pay 0.47%

Broker, HSBC  Bank USA
Expires June 2010                                                                         $   340,000             (3,729)

Bought credit default protection on Valero Energy Corp. and pay 1.03%

Broker, Deutsche Bank A.G.
Expires June 2010                                                                         $   340,000             (9,090)

Bought credit default protection on Devon Energy Corp. and pay 0.48%

Broker, Deutsche Bank A.G.
Expires June 2010                                                                         $   685,000             (5,437)

Sold credit default protection on BellSouth Corp. and receive 0.26%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $   325,000                 33

Bought credit default protection on Devon Energy Corp. and pay 0.50%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $   685,000             (5,990)

Bought credit default protection on Valero Energy Corp. and pay
1.00%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $   340,000             (9,090)

Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $   325,000             (3,302)

Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2010                                                                         $   325,000             (3,168)

Sold credit default protection on Wells Fargo & Co. and receive 0.195%

Broker, Deutsche Bank A.G.
Expires June 2010                                                                         $   325,000              1,494

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 4 and receive 0.40%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $ 3,365,000              3,383

Sold credit default protection on Dow Jones CDX North America
Investment Grade High Volatility Index Series 4 and receive 0.90%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                         $ 3,197,500             (6,906)

Sold credit default protection on J. C. Penney Corp., Inc. and receive 0.86%

Broker, Lehman Brothers Special Finance
Expires September 2010                                                                    $   650,000              6,902

Sold credit default protection on Royal Caribbean Cruises Ltd. and receive 1.03%

Broker, Lehman Brothers Special Finance
Expires September 2010                                                                    $   650,000              6,538

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                               Unrealized
                                                                                            Notional          Appreciation
                                                                                             Amount          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sold credit default protection on J. C. Penney Corp., Inc. and receive 0.95%

Broker, UBS Warburg
Expires September 2010                                                                    $   325,000          $   4,684

Sold credit default protection on Royal Caribbean Cruises Ltd. and receive 1.13%

Broker, UBS Warburg
Expires September 2010                                                                    $   325,000              4,628

Sold credit default protection on CSX Corp. and receive 0.34%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                     $   670,000               (507)

Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $   670,000              2,547

Bought credit default protection on Brunswick Corp. and pay 0.60%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                     $   665,000             (3,842)

Bought credit default protection on ConAgra Foods, Inc. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $   670,000               (391)

Sold credit default protection on Tyson Foods, Inc. Class A and receive 0.75%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                     $   640,000              4,948

Bought credit default protection on HJ Heinz Co. and pay 0.37%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000              2,025

Bought credit default protection on Time Warner, Inc. and pay 0.68%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $ 1,625,000             (8,658)

Bought credit default protection on CVS Corp. and pay 0.48%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                     $   665,000             (2,777)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                     $   665,000              3,360

Sold credit default protection on Goodrich Corp. and receive 0.44%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000               (978)

Bought credit default protection on Kohl's Corp. and pay 0.39%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                     $   665,000             (2,267)

Bought credit default protection on Campbell Soup Co. and pay 0.26%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000              1,127

Bought credit default protection on General Mills, Inc. and pay 0.35%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000               (312)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                               Unrealized
                                                                                            Notional          Appreciation
                                                                                             Amount          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                                                      $  665,000          $  (3,870)

Bought credit default protection on TJX Cos., Inc. and pay 0.57%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                     $   665,000             (3,957)

Sold credit default protection on Lehman Brothers Holdings, Inc.
and receive 0.271%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000                911

Sold credit default protection on Computer Associates
International, Inc. and receive 0.74%

Broker, UBS Warburg
Expires December 2010                                                                     $   670,000               (182)

Bought credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and pay 0.55%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $ 3,365,000             (6,761)

Bought credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and pay 0.45%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                     $ 1,660,000             (2,083)

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and receive 0.45%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $ 3,320,000               (308)

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and receive 0.45%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $ 3,590,000              3,830

Sold credit default protection on Dow Jones CDX North America
Investment Grade High Volatility Index Series 5 and receive 0.85%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                     $ 1,660,000              4,800

Sold credit default protection on Dow Jones CDX North America
Investment Grade High Volatility Index Series 5 and receive 0.85%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                     $ 1,660,000              5,705

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                                      $ 1,450,000            (59,451)

Sold credit default protection on XTO Energy, Inc. and receive 0.43%

Broker, UBS Warburg
Expires March 2011                                                                        $ 1,320,000              1,229

Receive a floating rate based on 1-month LIBOR plus 0.47%, which is capped at a fixed coupon of 6.0%, and pay a floating rate based on 1-month LIBOR

Broker, Credit Suisse First Boston
Expires June 2011                                                                         $15,000,000            (22,421)

Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017                                                                        $ 2,000,000             (4,352)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)                                                (in U.S. dollars)
==============================================================================================================================
                                                                                                               Unrealized
                                                                                            Notional          Appreciation
                                                                                             Amount          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate of 5.258% and pay a floating rate based on 3-month
LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017                                                                        $ 1,120,000          $  22,928

Pay a fixed rate of 5.41% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037                                                                        $   690,000            (31,516)

Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037                                                                        $ 1,000,000             (2,426)
------------------------------------------------------------------------------------------------------------------------------
Total ............................................................................                             $(408,421)
                                                                                                               =========
------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Portfolio Information as of December 31, 2005 (Unaudited)
==============================================================================================================================
                                                                                                                Percent of
Asset Mix                                                                                                    Total Investments
------------------------------------------------------------------------------------------------------------------------------
Common Stocks...............................................................................................       61.1%
Corporate Bonds.............................................................................................        8.2
Asset-Backed Securities.....................................................................................        6.3
Government Agency Mortgage-Backed Obligations...............................................................        5.1
Non-Government Agency Mortgage-Backed Securities............................................................        4.6
U.S. Government Agency Obligations..........................................................................        3.5
Preferred Securities........................................................................................        0.6
Foreign Government Obligations..............................................................................        0.4
Municipal Bonds.............................................................................................         --**
Other*......................................................................................................       10.2
------------------------------------------------------------------------------------------------------------------------------
 *    Includes portfolio holdings in short-term investments and options.
**    Amount is less than 0.1%.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005                                                              (in U.S. dollars)
==============================================================================================================================
                                     Face
                                    Amount                          Asset-Backed Securities+                        Value
------------------------------------------------------------------------------------------------------------------------------
                                               ACE Securities Corp.(b):
                           USD      190,049      Series 2003-OP1 Class A2, 4.74% due 12/25/2033.............   $       190,249
                                    450,000      Series 2005-ASP1 Class M1, 5.059% due 9/25/2035............           449,078
                                  1,150,000      Series 2005-HE6 Class A2B, 4.579% due 10/25/2035...........         1,150,000
                                    281,907    Aegis Asset-Backed Securities Trust Series 2004-1
                                                 Class A, 4.729% due 4/25/2034 (b)..........................           282,176
                                    350,000    Ameriquest Mortgage Securities, Inc. Series 2004-R1
                                                 Class M2, 4.96% due 2/25/2034 (b)..........................           350,690
                                    593,147    Argent Securities, Inc. Series 2004-W11 Class A3, 4.739%
                                                 due 11/25/2034 (b).........................................           593,759
                                               Bear Stearns Asset Backed Securities, Inc. (b):
                                    900,000      4.71% due 6/27/2007........................................           899,859
                                    419,822      Series 2004-HE9 Class 1A2, 4.75% due 3/25/2032.............           420,330
                                  1,150,000      Series 2005-HE10 Class A2, 4.669% due 8/25/2035............         1,150,591
                                    450,000      Series 2005-SD1 Class 1A2, 4.679% due 7/25/2027............           451,101
                                    320,000    Buckingham CDO Ltd. Series 2005-2A Class E,
                                                 7.14% due 4/05/2041 (a)(b).................................           320,000
                                    208,300    CIT Equipment Collateral Series 2003-VT1 Class A3A,
                                                 4.50% due 4/20/2007 (b)....................................           208,382
                                               California Infrastructure Series 1997-1:
                                    104,042      PG&E-1 Class A7, 6.42% due 9/25/2008.......................           104,829
                                     72,024      SCE-1 Class A6, 6.38% due 9/25/2008........................            72,610
                                     93,370    Capital Auto Receivables Asset Trust Series 2003-2
                                                 Class B, 4.75% due 1/15/2009 (b)...........................            93,496
                                  1,400,000    Chase Credit Card Master Trust Series 2003-1
                                                 Class C, 5.57% due 4/15/2008 (b)...........................         1,400,574
                                               Countrywide Asset-Backed Certificates (b):
                                    500,000      Series 2003-2 Class M1, 5.079% due 6/26/2033...............           501,829
                                    148,647      Series 2003-BC3 Class A2, 4.69% due 9/25/2033..............           148,802
                                    360,683      Series 2004-5 Class A, 4.83% due 10/25/2034................           362,563
                                    400,000      Series 2004-5 Class M2, 5.049% due 7/25/2034...............           402,011
                                    550,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033.............           544,914
                                    550,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034............           542,458
                                    450,000    Credit-Based Asset Servicing and Securitization
                                                 Series 2005-CB2 Class AV2, 4.579% due 4/25/2036 (b)........           450,188
                                    600,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                 4.93% due 7/25/2034 (b)....................................           602,236
                                               First Franklin Mortgage Loan Asset-Backed Certificates (b):
                                    177,715      Series 2003-FF5 Class A2, 4.739% due 3/25/2034.............           177,831
                                  1,012,010      Series 2004-FF10 Class A2, 4.779% due 12/25/2032...........         1,014,521
                                  1,112,257      Series 2005-FF10 Class A6, 4.729% due 11/25/2035...........         1,112,604
                                    650,000    GE Dealer Floorplan Master Note Trust Series 2004-2
                                                 Class B, 4.66% due 7/20/2009 (b)...........................           651,400
                                               Home Equity Asset Trust (b):
                                    605,658      Series 2005-1 Class A2, 4.659% due 5/25/2035...............           605,936
                                    406,652      Series 2005-3 Class 1A2, 4.629% due 8/25/2035..............           406,649
                                    585,179    Irwin Home Equity Series 2005-C Class 1A1,
                                                 4.639% due 4/25/2030 (b)...................................           585,174
                                               Long Beach Mortgage Loan Trust (b):
                                    111,959      Series 2002-4 Class 2A, 4.839% due 11/26/2032..............           112,210
                                    286,547      Series 2004-1 Class A3, 4.679% due 2/25/2034...............           286,781
                                               Morgan Stanley ABS Capital I, Inc. (b):
                                    300,000      Series 2003-NC5 Class M2, 6.03% due 4/25/2033..............           302,262
                                    311,778      Series 2004-NC1 Class A2, 4.749% due 12/27/2033............           312,177
                                    255,251      Series 2004-NC2 Class A2, 4.679% due 12/25/2033............           255,821
                                     53,044      Series 2004-WMC1 Class A3, 4.629% due 6/25/2034............            53,049
                                    806,164      Series 2005-HE1 Class A2MZ, 4.679% due 12/25/2034..........           807,172
                                    309,714      Series 2005-NC2 Class A1MZ, 4.629% due 3/25/2035...........           309,650
                                    311,538      Series 2005-NC2 Class A2MZ, 4.629% due 3/25/2035...........           311,475
                                               New Century Home Equity Loan Trust Series (b):
                                    262,035      2004-2 Class A3, 4.629% due 8/25/2034......................           262,062
                                    672,457      2004-3 Class A3, 4.769% due 11/25/2034.....................           673,428
                                    770,192      2005-2 Class A2MZ, 4.639% due 6/25/2035....................           770,322
                                               Option One Mortgage Loan Trust (b):
                                    227,615      Series 2003-4 Class A2, 4.699% due 7/25/2033...............           227,908
                                    150,000      Series 2005-1 Class M5, 5.629% due 2/25/2035...............           150,766

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
                                    Amount                          Asset-Backed Securities+                        Value
------------------------------------------------------------------------------------------------------------------------------
                                               Park Place Securities, Inc. Series 2005-WCH1 (b):
                           USD      376,367      Class A1B, 4.68% due 1/25/2035.............................   $       376,905
                                    286,861      Class A3D, 4.719% due 1/25/2035............................           287,273
                                    200,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                 Class M2, 5.51% due 5/25/2035..............................           194,771
                                               Residential Asset Mortgage Products, Inc. (b):
                                    800,000      Series 2004-RS11 Class A2, 4.65% due 12/25/2033............           801,143
                                    600,000      Series 2005-RS3 Class AI2, 4.55% due 3/25/2035.............           601,291
                                    330,290    Residential Asset Securities Corp. Series 2003-KS5
                                                 Class AIIB, 4.669% due 7/25/2033 (b).......................           330,812
                                    950,000    Soundview Home Equity Loan Trust Series 2005-OPT3
                                                 Class A4, 4.679% due 11/25/2035 (b)........................           950,000
                                               Structured Asset Investment Loan Trust (b):
                                    650,000      Series 2003-BC6 Class M1, 5.129% due 7/25/2033.............           652,461
                                    250,000      Series 2004-8 Class M4, 5.379% due 9/25/2034...............           250,908
                                    311,876    Structured Asset Securities Corp. Series 2004-23XS
                                                 Class 2A1, 4.55% due 1/25/2035 (b).........................           311,408
                                  1,376,020    Wells Fargo Home Equity Trust Series 2004-2
                                                 Class A32, 4.719% due 2/25/2032 (b)........................         1,379,737
                                    102,760    Whole Auto Loan Trust Series 2004-1 Class D,
                                                 5.60% due 3/15/2011........................................           102,450
------------------------------------------------------------------------------------------------------------------------------
                                               Total Asset-Backed Securities
                                               (Cost--$27,329,572)--22.2%                                           27,321,082
------------------------------------------------------------------------------------------------------------------------------
                                                                Government & Agency Obligations
------------------------------------------------------------------------------------------------------------------------------
                                               Fannie Mae:
                                  2,340,000      4% due 2/28/2007...........................................         2,319,724
                                  1,070,000      7.125% due 1/15/2030.......................................         1,396,767
                                    700,000    Federal Home Loan Bank System 2.75% due 11/15/2006...........           688,254
                                               U.S. Treasury Bonds:
                                    140,000      7.50% due 11/15/2016.......................................           175,853
                                     80,000      8.125% due 8/15/2019.......................................           108,531
                                    290,000      7.25% due 8/15/2022 (c)....................................           377,657
                                     60,000      6.25% due 8/15/2023........................................            71,648
                                     60,000      6.625% due 2/15/2027.......................................            76,120
                                    690,000      5.375% due 2/15/2031.......................................           775,064
                                               U.S. Treasury Inflation Indexed Bonds:
                                    825,846      3.875% due 1/15/2009.......................................           867,978
                                    715,238      3.50% due 1/15/2011........................................           764,410
                                  1,460,340      1.625% due 1/15/2015.......................................         1,406,889
                                               U.S. Treasury Notes:
                                  5,250,000      4% due 8/31/2007 (j).......................................         5,215,135
                                     40,000      3.75% due 5/15/2008........................................            39,431
                                     70,000      3.875% due 5/15/2010.......................................            68,674
                                    130,000      3.625% due 6/15/2010.......................................           126,166
                                    280,000      4.125% due 8/15/2010.......................................           277,244
                                     30,000      4.25% due 10/15/2010.......................................            29,843
                                     20,000      5% due 2/15/2011...........................................            20,599
                                    220,000      4.25% due 8/15/2015........................................           217,155
                                    290,000      4.50% due 11/15/2015.......................................           292,379
------------------------------------------------------------------------------------------------------------------------------
                                               Total Government & Agency Obligations
                                               (Cost--$15,085,465)--12.5%                                           15,315,521
------------------------------------------------------------------------------------------------------------------------------
                                                      Government Agency Mortgage-Backed Obligations+
------------------------------------------------------------------------------------------------------------------------------
                                               Fannie Mae Guaranteed Pass-Through Certificates:
                                    498,236      5.00% due 1/15/2036 (d)....................................           482,666
                                  6,677,000      5.50% due 1/15/2036 (d)....................................         6,610,230
                                    131,685      6.00% due 2/01/2017........................................           134,611
                                    648,755      6.00% due 11/01/2034--9/01/2035.............................          655,480
                                    482,038      6.50% due 8/01/2032--3/01/2033..............................          495,406
                                     72,568      7.00% due 2/01/2016........................................            75,417
                                               Freddie Mac Mortgage Participation Certificates:
                                  5,256,074      5.00% due 1/15/2036 (d)....................................         5,086,891
                                    874,619      5.50% due 3/01/2018--1/15/2021 (d)..........................          879,539
                                  1,937,131      5.50% due 2/01/2035--1/15/2036 (d)..........................        1,919,006
                                    796,259      6.00% due 11/01/2033--6/01/2035.............................          804,305

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
                                    Amount              Government Agency Mortgage-Backed Obligations+              Value
------------------------------------------------------------------------------------------------------------------------------
                                               Fredde Mac Mortgage Participation Certificates:
                             USD    296,189      7.00% due 1/01/2032--9/01/2032.............................   $       308,545
                                     89,425    Ginnie Mae MBS Certificates, 6.50% due 6/15/2031.............            93,467
------------------------------------------------------------------------------------------------------------------------------
                                               Total Government Agency Mortgage-Backed Obligations
                                               (Cost--$17,483,270)--14.3%                                           17,545,563
------------------------------------------------------------------------------------------------------------------------------
                                                     Non-Government Agency Mortgage-Backed Securities+
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage             775,000    Bear Stearns Adjustable Rate Mortgage Trust
Obligations--5.1%                                 Series 2004-4 Class A4, 3.512% due 6/25/2034 (b)..........           753,985
                                               Impac Secured Assets CMN Owner Trust (b):
                                    712,577      Series 2004-3 Class 1A4, 4.779% due 11/25/2034.............           714,015
                                    500,000      Series 2004-3 Class M1, 4.979% due 11/25/2034..............           502,123
                                  1,040,677    RAAC Series 2005-SP2 Class 2A, 4.679% due 6/25/2044 (b)......         1,040,669
                                    897,847    RMAC Plc Series 2003-NS2A Class A2C,
                                                 4.88% due 9/12/2035 (b)....................................           898,985
                                  1,112,468    Residential Accredit Loans, Inc. Series 2005-QS12
                                                 Class A8, 4.729% due 8/25/2035 (b).........................         1,110,927
                                               Structured Asset Securities Corp. (b):
                                    275,469      Series 2005-GEL2 Class A, 4.659% due 4/25/2035.............           275,467
                                    497,405      Series 2005-OPT1 Class A4M, 4.52% due 11/25/2035...........           497,871
                                    249,720    Washington Mutual Series 2005-AR2 Class B4,
                                                 5.279% due 1/25/2045 (b)...................................           237,234
                                                                                                               ---------------
                                                                                                                     6,031,276
------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                           Banc of America Commercial Mortgage, Inc.:
Backed Securities--10.4%            900,000      Series 2005-4 Class A5A, 4.933% due 7/10/2045..............           884,077
                                  1,000,000      Series 2005-6 Class A4, 5.182% due 9/10/2047 (b)...........         1,006,563
                                  1,000,000    Banc of America Large Loan Series 2003-BBA2
                                                 Class A3, 4.79% due 11/15/2015 (b).........................         1,000,786
                                    300,000    Bear Stearns Commercial Mortgage Security
                                                 Series 2002-FL1A Class D, 4.85% due 8/03/2014 (b)..........           300,094
                                    850,000    CS First Boston Mortgage Securities Corp.
                                                 Series 2005-C5 Class C, 5.10% due 8/15/2038 (b)............           832,796
                                    550,000    GS Mortgage Securities Corp. II Series 2005-GG4
                                                 Class A2, 4.475% due 7/10/2039.............................           537,102
                                               Greenwich Capital Commercial Funding Corp.:
                                    900,000      Series 2004-GG1 Class A4, 4.755% due 6/10/2036.............           887,594
                                  1,150,000      Series 2005-GG5 Class B, 5.369% due 4/10/2037 (b)..........         1,147,125
                                               JPMorgan Chase Commercial Mortgage Securities Co.:
                                    550,000      Series 2005-LDP2 Class A2, 4.575% due 7/15/2042............           538,774
                                  1,400,000      Series 2005-LDP4 Class A4, 4.918% due 10/15/2042 (b).......         1,373,120
                                               LB-UBS Commercial Mortgage Trust:
                                    600,000      Series 2005-C3 Class A5, 4.739% due 7/15/2030..............           581,942
                                    600,000      Series 2005-C7 Class C, 5.35% due 11/15/2040 (b)...........           600,000
                                    218,710    Nationslink Funding Corp. Series 1999-2 Class A3,
                                                 7.181% due 6/20/2031.......................................           220,216
                                  2,500,000    Wachovia Bank Commercial Mortgage Trust
                                                 Series 2005-C22 Class A4, 5.17% due 12/15/2044 (b).........         2,535,950
                                                                                                               ---------------
                                                                                                                    12,446,139
------------------------------------------------------------------------------------------------------------------------------
                                               Total Non-Government Agency Mortgage-Backed Securities
                                               (Cost--$18,614,241)--15.0%                                           18,477,415
------------------------------------------------------------------------------------------------------------------------------
Industry                                                              Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--1.3%           440,000    BAE Systems Holdings, Inc., 4.75% due 8/15/2010 (a)..........           432,121
                                    400,000    Goodrich Corp., 6.60% due 5/15/2009..........................           417,882
                                               Raytheon Co.:
                                    370,000      8.30% due 3/01/2010........................................           414,433
                                    150,000      5.50% due 11/15/2012.......................................           153,413
                                                                                                               ---------------
                                                                                                                     1,417,849
------------------------------------------------------------------------------------------------------------------------------
Airlines--0.4%                      126,092    American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012..           121,534
                                    140,000    Continental Airlines, Inc. Series 2002-1, 6.563%
                                                 due 8/15/2013 .............................................           144,743
                                    190,000    Southwest Airlines Co., 7.875% due 9/01/2007.................           198,205
                                                                                                               ---------------
                                                                                                                       464,482
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
Industry                            Amount                              Corporate Bonds                             Value
------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.3%                              DaimlerChrysler NA Holding Corp.:
                           USD      180,000     4.75% due 1/15/2008........................................    $       178,358
                                    200,000     7.75% due 1/18/2011........................................            218,825
                                                                                                               ---------------
                                                                                                                       397,183
------------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.8%                1,000,000   Abgenix, Inc., 3.50% due 3/15/2007 (f).......................           990,000
------------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.2%                          The Bear Stearns Cos., Inc.:
                                    275,000      4.543% due 1/30/2009 (b)...................................           276,324
                                     85,000      5.70% due 11/15/2014.......................................            87,668
                                    320,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009....           317,420
                                               Goldman Sachs Group, Inc.:
                                    575,000      5.70% due 9/01/2012........................................           591,490
                                    300,000      5.25% due 10/15/2013.......................................           299,928
                                    120,000      6.125% due 2/15/2033.......................................           125,942
                                               Lehman Brothers Holdings, Inc.:
                                    345,000      3.50% due 8/07/2008........................................           332,977
                                    175,000      Series H, 4.50% due 7/26/2010..............................           171,331
                                     60,000    Mellon Funding Corp., 6.40% due 5/14/2011....................            63,949
                                    295,000    Morgan Stanley, 5.30% due 3/01/2013..........................           295,592
                                    250,000    State Street Bank & Trust Co., 5.30% due 1/15/2016...........           252,820
                                                                                                               ---------------
                                                                                                                     2,815,441
------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.5%                                Cytec Industries, Inc.:
                                    270,000      5.50% due 10/01/2010.......................................           262,961
                                    250,000      6% due 10/01/2015..........................................           238,114
                                    125,000    Lubrizol Corp., 6.50% due 10/01/2034.........................           130,504
                                                                                                               ---------------
                                                                                                                       631,579
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.7%              225,000    Bank of America Corp., 4.875% due 9/15/2012..................           223,437
                                     95,000    Bank One Corp., 8% due 4/29/2027.............................           119,960
                                    290,000    Barclays Bank Plc, 8.55% (a)(h)..............................           334,567
                                    220,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012..........           239,329
                                    105,000    Hudson United Bancorp, 8.20% due 9/15/2006...................           107,176
                                               PNC Funding Corp.:
                                    185,000      6.125% due 2/15/2009.......................................           190,932
                                    100,000      5.25% due 11/15/2015.......................................            99,698
                                    110,000    Popular North America, Inc., 3.875% due 10/01/2008...........           106,305
                                    200,000    United Overseas Bank Ltd., 5.796% (a)(b)(h)..................           201,312
                                    120,000    Wachovia Corp., 5.50% due 8/01/2035..........................           116,917
                                                                                                               ---------------
                                                                                                                     1,739,633
------------------------------------------------------------------------------------------------------------------------------
Commercial Services                            Aramark Services, Inc.:
& Supplies--0.4%                    205,000      6.375% due 2/15/2008.......................................           209,671
                                    130,000      5% due 6/01/2012...........................................           125,650
                                    155,000    International Lease Finance Corp., 2.95% due 5/23/2006.......           153,975
                                                                                                               ---------------
                                                                                                                       489,296
------------------------------------------------------------------------------------------------------------------------------
Communications                                 Harris Corp.:
Equipment--0.5%                     305,000      5% due 10/01/2015..........................................           294,702
                                    230,000      6.35% due 2/01/2028........................................           240,386
                                                                                                               ---------------
                                                                                                                       535,088
------------------------------------------------------------------------------------------------------------------------------
Computers &                         195,000    International Business Machines Corp.,
Peripherals--0.1%                                5.875% due 11/29/2032 .....................................           205,194
------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.8%                         HSBC Finance Corp.:
                                    200,000      6.50% due 11/15/2008.......................................           208,155
                                    180,000      5.875% due 2/01/2009.......................................           183,955
                                               MBNA Corp.:
                                    277,000      6.25% due 1/17/2007........................................           280,155
                                    100,000      5.625% due 11/30/2007......................................           101,233
                                    135,000      4.625% due 9/15/2008.......................................           134,020
                                                                                                               ---------------
                                                                                                                       907,518
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                          Citigroup, Inc.:
Services--3.7%                      430,000      5.625% due 8/27/2012.......................................           443,206
                                    205,000      5.85% due 12/11/2034.......................................           213,496
                                               General Electric Capital Corp.:
                                    325,000      6% due 6/15/2012...........................................           342,287
                                    405,000      6.75% due 3/15/2032........................................           475,410

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
Industry                            Amount                              Corporate Bonds                             Value
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                          JPMorgan Chase & Co.:
Services                   USD      290,000      5.75% due 1/02/2013........................................   $       299,072
(concluded)                         230,000      4.75% due 3/01/2015........................................           222,331
                                    125,000      4.891% due 9/01/2015 (b)...................................           123,631
                                  1,000,000    Links Finance Corp. Series 55, 4.741% due 9/15/2010 (b)......           997,849
                                               Sigma Finance Corp. (b)(g):
                                  1,000,000      6.84% due 8/15/2011........................................         1,000,000
                                    500,000      4.20% due 3/31/2014........................................           505,567
                                                                                                               ---------------
                                                                                                                     4,622,849
------------------------------------------------------------------------------------------------------------------------------
Diversified                         140,000    BellSouth Corp., 6% due 11/15/2034...........................           139,873
Telecommunication                              Deutsche Telekom International Finance BV:
Services--1.3%                      212,000      5.25% due 7/22/2013........................................           210,873
                                    125,000      8.75% due 6/15/2030........................................           158,984
                                    195,000    France Telecom SA, 7.75% due 3/01/2011.......................           217,803
                                    270,000    GTE Corp., 6.84% due 4/15/2018...............................           289,571
                                    230,000    SBC Communications, Inc., 6.45% due 6/15/2034................           239,332
                                    235,000    TELUS Corp., 7.50% due 6/01/2007.............................           242,669
                                    195,000    Verizon Global Funding Corp., 5.85% due 9/15/2035............           187,916
                                                                                                               ---------------
                                                                                                                     1,687,021
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--2.3%            260,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013..........           263,093
                                               FirstEnergy Corp.:
                                    247,000      7.375% due 11/15/2031......................................           291,453
                                    295,000      Series B, 6.45% due 11/15/2011.............................           312,699
                                    125,000    Florida Power & Light Co., 5.40% due 9/01/2035...............           121,994
                                    750,000    PPL Capital Funding, 5.418% due 5/18/2006 (b)................           750,605
                                    125,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034..............           129,370
                                    190,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008........           186,061
                                    130,000    Puget Energy, Inc., 5.483% due 6/01/2035.....................           126,063
                                    200,000    SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                 6.15% due 11/15/2013 (a)...................................           213,499
                                     46,000    Southern California Edison Co., 4.43% due 1/13/2006 (b)......            45,998
                                    140,000    Westar Energy, Inc., 6% due 7/01/2014........................           146,668
                                                                                                               ---------------
                                                                                                                     2,587,503
------------------------------------------------------------------------------------------------------------------------------
Food Products--0.3%                 285,000    Cadbury Schweppes US Finance LLC,
                                                 3.875% due 10/01/2008 (a)..................................           276,769
                                    115,000    SYSCO Corp., 5.375% due 9/21/2035............................           112,568
                                                                                                               ---------------
                                                                                                                       389,337
------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.1%                 195,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007....           189,615
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants                 130,000    Harrah's Operating Co., Inc., 5.625% due 6/01/2015...........           127,715
& Leisure--0.1%
------------------------------------------------------------------------------------------------------------------------------
Household Durables--1.2%            350,000    American Greetings, 6.10% due 8/01/2028......................           355,250
                                               DR Horton, Inc.:
                                    305,000      5% due 1/15/2009...........................................           300,902
                                    150,000      6.875% due 5/01/2013.......................................           156,532
                                    210,000      5.625% due 9/15/2014.......................................           202,284
                                               KB Home:
                                    300,000      5.75% due 2/01/2014........................................           282,861
                                     15,000      5.875% due 1/15/2015.......................................            14,146
                                                                                                               ---------------
                                                                                                                     1,311,975
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--0.3%      415,000    Tyco International Group SA, 6.75% due 2/15/2011.............           436,326
------------------------------------------------------------------------------------------------------------------------------
Insurance--2.4%                     260,000    AON Corp., 6.95% due 1/15/2007...............................           264,337
                                    245,000    Fund American Cos., Inc., 5.875% due 5/15/2013...............           247,220
                                               Marsh & McLennan Cos., Inc.:
                                    320,000      5.15% due 9/15/2010........................................           317,872
                                    130,000      5.75% due 9/15/2015........................................           131,045
                                    390,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013............           379,276
                                    280,000    NLV Financial Corp., 7.50% due 8/15/2033 (a).................           310,024
                                    100,000    North Front Pass-Through Trust, 5.81% due 12/15/2024 (a)(b)..           100,093
                                     70,000    Prudential Financial, Inc., 4.104% due 11/15/2006............            69,540
                                    220,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (a)...........           278,830
                                    281,000    UnumProvident Finance Co. Plc, 6.85% due 11/15/2015 (a)......           292,697
                                    215,000    Willis Group North America, Inc., 5.625% due 7/15/2015.......           214,916
                                    270,000    XL Capital Ltd., 5.25% due 9/15/2014.........................           263,542
                                                                                                               ---------------
                                                                                                                     2,869,392
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                     Face
Industry                            Amount                              Corporate Bonds                             Value
------------------------------------------------------------------------------------------------------------------------------
Media--1.5%                USD      125,000    Clear Channel Communications, Inc., 5.50% due 9/15/2014......   $       119,611
                                    130,000    Comcast Cable Communications Holdings, Inc.,
                                                 8.375% due 3/15/2013.......................................           150,472
                                    225,000    Cox Communications, Inc., 7.75% due 11/01/2010...............           243,691
                                    360,000    Lenfest Communications, Inc.,10.50% due 6/15/2006............           367,631
                                    125,000    Media General, Inc., 6.95% due 9/01/2006.....................           125,986
                                               News America, Inc.:
                                    125,000      6.20% due 12/15/2034.......................................           124,163
                                    200,000      6.40% due 12/15/2035 (a)...................................           201,587
                                    120,000      6.75% due 1/09/2038........................................           126,882
                                    405,000    Time Warner Companies, Inc., 9.125% due 1/15/2013............           479,348
                                                                                                               ---------------
                                                                                                                     1,939,371
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.2%               125,000    Alcan, Inc., 5.75% due 6/01/2035.............................           121,709
                                    205,000    Textron Financial Corp., 2.75% due 6/01/2006.................           203,439
                                                                                                               ---------------
                                                                                                                       325,148
------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.3%                35,000    Ameren Corp., 4.263% due 5/15/2007...........................            34,499
                                               Dominion Resources, Inc.:
                                    110,000      5.95% due 6/15/2035........................................           107,370
                                    170,000      Series B, 4.64% due 5/15/2006 (b)..........................           170,150
                                                                                                               ---------------
                                                                                                                       312,019
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               145,000    Consolidated Natural Gas Co., 5% due 12/01/2014..............           140,676
Fuels--2.0%                         221,000    Kern River Funding Corp., 4.893% due 4/30/2018 (a)...........           216,611
                                    150,000    Kinder Morgan Energy Partners LP, 5.35% due 8/15/2007........           150,375
                                    170,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012.......           175,502
                                    135,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)..............           136,086
                                    750,000    Pemex Project Funding Master Trust
                                                 5.791% due 6/15/2010 (a)(b)................................           776,250
                                     80,000    Texaco Capital, Inc., 8.625% due 6/30/2010...................            92,410
                                    460,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037........           491,380
                                                                                                               ---------------
                                                                                                                     2,179,290
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--0.2%       275,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010......           310,308
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.4%               415,000    Wyeth, 5.50% due 3/15/2013...................................           420,714
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.9%                   125,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008....           128,340
                                    190,000    HRPT Properties Trust, 5.75% due 11/01/2015..................           189,344
                                    135,000    Health Care Property Investors, Inc., 6.50% due 2/15/2006....           135,154
                                    130,000    iStar Financial, Inc., 5.80% due 3/15/2011...................           130,842
                                    165,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038......           172,451
                                    245,000    Simon Property Group LP, 5.10% due 6/15/2015.................           236,953
                                    240,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)......           237,111
                                                                                                               ---------------
                                                                                                                     1,230,195
------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.5%                   250,000    BNSF Funding Trust I, 6.613% due 12/15/2055 (b)..............           260,252
                                    105,000    CSX Corp., 6.75% due 3/15/2011...............................           112,522
                                     95,000    Canadian National Railway Co., 6.90% due 7/15/2028...........           113,079
                                    140,000    Norfolk Southern Corp., 7.05% due 5/01/2037..................           167,066
                                                                                                               ---------------
                                                                                                                       652,919
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.1%    210,000    Washington Mutual, Inc., 4.20% due 1/15/2010.................           203,332
------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication          137,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031............           181,500
Services--0.6%                      135,000    America Movil SA de CV, 6.375% due 3/01/2035.................           133,151
                                    125,000    Sprint Capital Corp., 8.75% due 3/15/2032....................           165,885
                                                                                                               ---------------
                                                                                                                       480,536
------------------------------------------------------------------------------------------------------------------------------
                                               Total Corporate Bonds
                                               (Cost--$32,834,426)--26.8%                                           32,868,828
------------------------------------------------------------------------------------------------------------------------------
                                                               Foreign Government Obligations
------------------------------------------------------------------------------------------------------------------------------
                             EUR    596,000    Bundesobligation Series 143, 3.50% due 10/10/2008............           713,358
                             USD    410,000    Italy Government International Bond, 4.50% due 1/21/2015.....           397,658
                                               Mexico Government International Bond:
                                    405,000      9.875% due 2/01/2010.......................................           475,065
                                    220,000      6.375% due 1/16/2013.......................................           233,750
                                    115,000      5.875% due 1/15/2014.......................................           119,025
------------------------------------------------------------------------------------------------------------------------------
                                               Total Foreign Government Obligations
                                               (Cost--$1,902,644)--1.6%                                              1,938,856
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                      Preferred Securities
------------------------------------------------------------------------------------------------------------------------------
                                     Face
Industry                            Amount                              Capital Trusts                              Value
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.4%     USD      150,000    BAC Capital Trust VI, 5.625% due 3/08/2035...................   $       147,976
                                    300,000    HSBC Finance Capital Trust IX, 5.911% due 11/30/2035 (b).....           302,552
                                                                                                               ---------------
                                                                                                                       450,528
------------------------------------------------------------------------------------------------------------------------------
Commercial Services                 330,000    ILFC E-Capital Trust II, 6.25% due 12/21/2065 (a)(b).........           334,972
& Supplies--0.2%
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.1%            125,000    Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)......           125,642
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas &                          150,000    Pemex Project Funding Master Trust
Consumable Fuels--0.2%                           7.375% due 12/15/2014......................................           166,650
------------------------------------------------------------------------------------------------------------------------------
                                               Total Capital Trusts
                                               (Cost--$1,060,656)--0.9%                                              1,077,792
------------------------------------------------------------------------------------------------------------------------------

                                    Shares
                                     Held                               Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                    9,000    Fannie Mae, 7%...............................................           490,500
Finance--0.4%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Preferred Stocks
                                               (Cost--$500,624)--0.4%                                                  490,500
------------------------------------------------------------------------------------------------------------------------------

                                     Face
                                    Amount                               Trust Preferred
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                USD      785,000    RC Trust I, 7% due 5/15/2006.................................           782,589
Defense--0.6%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Trust Preferred (Cost--$794,383)--0.6%.................           782,589
------------------------------------------------------------------------------------------------------------------------------
                                               Total Preferred Securities
                                               (Cost--$2,355,663)--1.9%                                              2,350,881
------------------------------------------------------------------------------------------------------------------------------

State                                                                    Municipal Bonds
------------------------------------------------------------------------------------------------------------------------------
Texas--0.2%                         280,000    Dallas, Texas, General Obligation, Series C,
                                                 5.25% due 2/15/2024........................................           280,090
------------------------------------------------------------------------------------------------------------------------------
                                               Total Municipal Bonds
                                               (Cost--$280,000)--0.2%                                                  280,090
------------------------------------------------------------------------------------------------------------------------------

                                                                      Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**                6,000,000    Atlantic Asset Securitization, 4.35% due 1/11/2006...........         5,994,200
                                  6,000,000    First Data Corp., 4.30% due 1/11/2006........................         5,994,267
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations**     1,500,000    Federal Home Loan Bank, 3.30% due 1/3/2006...................         1,500,000
                                  7,300,000    Federal Home Loan Bank, 4.00% due 1/4/2006...................         7,299,189
------------------------------------------------------------------------------------------------------------------------------

                                 Beneficial
                                  Interest
------------------------------------------------------------------------------------------------------------------------------
                           USD    5,137,500    Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series (e)(k).......................................         5,137,500
------------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities
                                               (Cost--$25,925,156)--21.1%                                           25,925,156
------------------------------------------------------------------------------------------------------------------------------

                                  Number of
                                 Contracts++                            Options Purchased
------------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                     6    Pay a fixed rate of 5.95% and receive a floating
                                               rate based on 3-month LIBOR, expiring April 2007
                                                 Broker JPMorgan Chase Bank (i).............................            50,010
------------------------------------------------------------------------------------------------------------------------------
                                               Total Options Purchased (Premiums Paid--$57,030)--0.0%.......            50,010
------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments
                                               (Cost--$141,867,467)--115.6%                                        142,073,402
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                  Number of
                                 Contracts++                             Options Written                            Value
------------------------------------------------------------------------------------------------------------------------------
Call Options Written                     12    Pay a fixed rate of 4.25% and receive a floating
                                               rate based on 3-month LIBOR, expiring January 2006
                                                 Broker UBS Warburg (i).....................................     $      (2,400)
------------------------------------------------------------------------------------------------------------------------------
Put Options Written                      12    Receive a fixed rate of 4.25% and pay a floating
                                               rate based on 3-month LIBOR, expiring January 2006
                                                 Broker UBS Warburg (i).....................................           (75,600)
                                          5    Receive a fixed rate of 6.07% and pay a floating
                                               rate based on 3-month LIBOR, expiring April 2007
                                                 Broker JPMorgan Chase Bank (i).............................           (56,260)
                                                                                                                 --------------
                                                                                                                      (131,860)
------------------------------------------------------------------------------------------------------------------------------
                                               Total Options Written
                                               (Premiums Received--$104,130)--(0.1%)                                  (134,260)
------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments, Net of Options Written
                                               (Cost--$141,763,337*)--115.5%................................       141,939,142
                                               Liabilities in Excess of Other Assets--(15.5%)...............       (19,101,056)
                                                                                                                 -------------
                                               Net Assets--100.0%...........................................     $ 122,838,086
                                                                                                                 =============
------------------------------------------------------------------------------------------------------------------------------

*     The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost..........................................................................................   $ 141,981,297
                                                                                                                 =============

      Gross unrealized appreciation...........................................................................   $     797,194
      Gross unrealized depreciation...........................................................................        (839,349)
                                                                                                                 -------------
      Net unrealized depreciation.............................................................................   $     (42,155)
                                                                                                                 =============

**    Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflect the discount rate paid at the time of purchase.

  +   Asset Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

 ++   One contract represents a notional amount of $1,000,000.

(a)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)   Floating rate security.

(c)   All or a portion of security held as collateral in connection with open financial futures contracts.

(d)   Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(e)   Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliate
      Companies" in Section 2 (a) (3) of the Investment Company Act of 1940) were as follows:

      ========================================================================================================================
                                                                                                       Net           Interest
      Affiliate                                                                                     Activity          Income
      ------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series                                      $5,137,500         $9,485
      ------------------------------------------------------------------------------------------------------------------------

(f)   Convertible security.

(g)   Restricted securities as to resale, representing 1.2% of net assets were as follows:

      ========================================================================================================================
                                                                        Acquistion
      Issue                                                                Date                       Cost             Value
      ------------------------------------------------------------------------------------------------------------------------
      Sigma Finance Corp., 6.84% due 8/15/2011                           2/13/2004                 $1,000,000       $1,000,000
      Sigma Finance Corp., 4.20% due 3/31/2014                           3/26/2004                    500,000          505,567
      ------------------------------------------------------------------------------------------------------------------------
      Total                                                                                        $1,500,000       $1,505,567
                                                                                                   ==========       ==========
      ------------------------------------------------------------------------------------------------------------------------

(h)   The security is a perpetual bond and has no stated maturity date.

(i)   This European style swaption, which can be exercised only on the expiration date represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(j)   Security, or a portion of security, is on loan.

(k)   Security was purchased with the cash proceeds from securities loans.

 o    For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as percent of net assets. These industry classifications are unaudited.


      ------------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury Core Bond Strategy Portfolio
      Schedule of Investments as of December 31, 2005 (Continued)                                            (in U.S. dollars)
      ========================================================================================================================
o     Financial futures contracts purchased as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Appreciation
      ------------------------------------------------------------------------------------------------------------------------
          60                5-Year U.S. Treasury Note            March 2006           $6,377,818                    $2,807
      ------------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
      ------------------------------------------------------------------------------------------------------------------------
         150               10-Year U.S. Treasury Note            March 2006          $16,243,024                 $(167,914)
          8                30-Year U.S. Treasury Bond            March 2006          $   899,914                   (13,586)
      ------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation........................................................                      $(181,500)
                                                                                                                 =========
      ------------------------------------------------------------------------------------------------------------------------

o     Forward foreign exchange contracts as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                      Settlement      Unrealized
      Currency Sold                                                                                   Date        Depreciation
      ------------------------------------------------------------------------------------------------------------------------
      EUR 616,985..........................................................................      February 2006      $(1,158)
      ------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$728,270)...........................................................                         $(1,158)
                                                                                                                    =======
      ------------------------------------------------------------------------------------------------------------------------

o     Currency Abbreviations

      EUR         Euro
      USD         U.S. Dollar

o     Swaps entered into as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                   Notional        Unrealized
                                                                                                    Amount        Appreciation
      ------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the
      Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month
      LIBOR minus 0.12%

      Broker, Lehman Brothers Special Finance
      Expires January 2006                                                                        $3,600,000             --

      Receive (pay) a variable return based on the change in the since inception return of the
      Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month
      LIBOR minus 0.02%

      Broker, UBS Warburg
      Expires January 2006                                                                        $4,700,000             --

      Receive (pay) a variable return based on the change in the since inception return of the
      Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month
      LIBOR minus 0.15%

      Broker, Lehman Brothers Special Finance
      Expires February 2006                                                                       $6,300,000             --

      Receive (pay) a variable return based on the change in the since inception return of the
      Lehman Brothers CMBS Investment Grade Index and pay a floating rate based on 1-month
      LIBOR minus 0.05%

      Broker, UBS Warburg
      Expires February 2006                                                                       $1,600,000             --

      Receive (pay) a variable return based on the change in the since inception return of the
      Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month
      LIBOR minus 0.01%

      Broker, UBS Warburg
      Expires March 2006                                                                          $9,550,000             --

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the
Lehman Brothers US Agency Index and pay a floating rate based on 1-month
LIBOR minus 0.05%

Broker, Lehman Brothers Special Finance
Expires April 2006                                                                               $ 3,450,000                --

Receive (pay) a variable return based on the change in the since inception return of the
Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month
LIBOR minus 0.12%

Broker, Lehman Brothers Special Finance
Expires May 2006                                                                                 $ 6,700,000                --

Receive (pay) a variable return based on the change in the since inception return of the
Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month
LIBOR minus 0.01%

Broker, UBS Warburg
Expires May 2006                                                                                 $ 9,700,000                --

Bought credit default protection on Aon Corp., and pay 0.37%

Broker, Morgan Stanley Capital Services Inc.
Expires January 2007                                                                             $   285,000         $    (898)

Pay a fixed rate of 2.8025% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires January 2007                                                                             $   285,000             5,874

Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR

Broker, Citibank N.A
Expires September 2007                                                                           $10,000,000          (120,369)

Sold credit default protection on Sprint Capital Corp. and receive 1.50%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                                                           $   430,000            15,617

Sold credit default protection on Comcast Cable Communications, Inc. and receive 1.15%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                                                           $   430,000            10,194

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation Protected Securities
(TIPS) adjusted principal

Broker, JPMorgan Chase Bank
Expires January 2009                                                                             $   879,000           (17,507)

Sold credit default protection on Raytheon Co. and receive 0.73%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                               $   160,000             2,400

Bought credit default protection on Boeing Capital Corp. and pay 0.48%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                               $   160,000            (1,780)

Sold credit default protection on Nextel Communications, Inc. Class A and receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                           $   310,000            15,804

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 2 and receive .60%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2009                                                                           $ 1,220,160             4,204

Bought credit default protection on Hewlett-Packard Co. and pay 0.31%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                            $   315,000            (1,146)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Petroleos Mexicanos and pay 1.09%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                            $   630,000         $ (10,249)

Sold credit default protection on Mexico Government International Bond and receive 0.92%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                            $   630,000             9,613

Sold credit default protection on Computer Associates International, Inc. and receive 0 83%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                            $   315,000             2,803

Bought credit default protection on Morgan Stanley and pay 0.47%

Broker, HSBC Bank USA
Expires June 2010                                                                                $   150,000            (1,645)

Bought credit default protection on Valero Energy Corp. and pay 1.03%

Broker, Deutsche Bank A.G
Expires June 2010                                                                                $   150,000            (4,010)

Bought credit default protection on Devon Energy Corp. and pay 0.48%

Broker, Deutsche Bank A.G
Expires June 2010                                                                                $   300,000            (2,381)

Sold credit default protection on BellSouth Corp. and receive 0.26%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $   145,000                14

Bought credit default protection on Devon Energy Corp. and pay 0.50%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $   300,000            (2,623)

Bought credit default protection on Valero Energy Corp. and pay 1.00%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $   150,000            (4,010)

Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $   145,000            (1,473)

Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2010                                                                                $   145,000            (1,413)

Sold credit default protection on Wells Fargo & Co. and receive 0.195%

Broker, Deutsche Bank A.G
Expires June 2010                                                                                $   145,000               666

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 4 and receive 0.40%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $ 1,250,000             7,733

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 4 and receive 0.40%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $ 1,470,000             1,478

Sold credit default protection on Dow Jones CDX North America Investment Grade
High Volatility Index Series 4 and receive 0.90%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                                $ 1,435,000            (3,100)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sold credit default protection on J. C. Penney Corp., Inc. and receive 0.86%

Broker, Lehman Brothers Special Finance
Expires September 2010                                                                           $   285,000         $   3,026

Sold credit default protection on Royal Caribbean Cruises Ltd. and receive 1.03%

Broker, Lehman Brothers Special Finance
Expires September 2010                                                                           $   285,000             2,867

Sold credit default protection on J. C. Penney Corp., Inc. and receive 0.95%

Broker, UBS Warburg
Expires September 2010                                                                           $   145,000             2,090

Sold credit default protection on Royal Caribbean Cruises Ltd. and receive 1.13%

Broker, UBS Warburg
Expires September 2010                                                                           $   145,000             2,065

Sold credit default protection on CSX Corp. and receive 0.34%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                            $   295,000              (223)

Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $   295,000             1,121

Bought credit default protection on Brunswick Corp. and pay 0.60%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                            $   295,000            (1,705)

Bought credit default protection on ConAgra Foods, Inc. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $   295,000              (172)

Sold credit default protection on Tyson Foods, Inc. Class A and receive 0.75%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                            $   285,000             2,203

Bought credit default protection on HJ Heinz Co. and pay 0.37%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000               892

Bought credit default protection on Time Warner, Inc. and pay 0.68%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $   725,000            (3,863)

Bought credit default protection on CVS Corp. and pay 0.48%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                            $   295,000            (1,232)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000             1,491

Sold credit default protection on Goodrich Corp. and receive 0.44%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000              (430)

Bought credit default protection on Campbell Soup Co. and pay 0.26%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000               496

Bought credit default protection on Kohl's Corp. and pay 0.39%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                            $   295,000            (1,005)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on General Mills, Inc. and pay 0.35%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000         $    (137)

Bought credit default protection on Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000            (1,717)

Bought credit default protection on TJX Cos., Inc. and pay 0.57%

Broker, Morgan Stanley Capital Services Inc.
Expires December 2010                                                                            $   295,000            (1,755)

Sold credit default protection on Lehman Brothers Holdings, Inc. and receive 0.271%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000               401

Sold credit default protection on Computer Associates International, Inc. and receive 0 74%

Broker, UBS Warburg
Expires December 2010                                                                            $   295,000               (80)

Bought credit default protection on Dow Jones CDX North America Investment Grade
Index Series 5 and pay 0.55%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $ 1,470,000            (2,954)

Bought credit default protection on Dow Jones CDX North America Investment Grade
Index Series 5 and pay 0.45%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                            $   735,000              (922)

Sold credit default protection on Dow Jones CDX North America Investment Grade Index
Series 5 and receive 0.45%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $ 1,470,000              (136)

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 5 and receive 0.45%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $ 1,575,000             1,680

Sold credit default protection on Dow Jones CDX North America Investment Grade
High Volatility Index Series 5 and receive 0.85%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                            $   735,000             2,125

Sold credit default protection on Dow Jones CDX North America Investment Grade
High Volatility Index Series 5 and receive 0.85%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                            $   735,000             2,526

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                                             $   750,000           (30,747)

Sold credit default protection on XTO Energy, Inc. and receive 0.43%

Broker, UBS Warburg
Expires March 2011                                                                               $   555,000               517

Receive a floating rate based on 1-month LIBOR plus 0.47%, which is capped at a fixed coupon of 6.0%, and pay a floating rate based on 1-month LIBOR

Broker, Credit Suisse First Boston Corporation
Expires June 2011                                                                                $ 6,500,000            (9,716)

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)                                                  (in U.S. dollars)
==============================================================================================================================
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017                                                                               $ 1,000,000         $  (2,176)

Receive a fixed rate of 5.258% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017                                                                               $   560,000            11,464

Pay a fixed rate of 5.41% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037                                                                               $   575,000           (26,264)

Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037                                                                               $ 1,000,000            (2,426)
------------------------------------------------------------------------------------------------------------------------------
Total......................................................................................                          $(148,900)
                                                                                                                     =========
------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of December 31, 2005 (Unaudited)
==============================================================================================================================
                                                                                                                   Percent of
                                                                                                                      Total
Asset Mix                                                                                                          Investments
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds...............................................................................................        23.2%
Asset-Backed Securities.......................................................................................        19.2
Non-Government Agency Mortgage-Backed Securities..............................................................        13.0
Government Agency Mortgage-Backed Securities..................................................................        12.4
Government & Agency Obligations...............................................................................        10.8
Preferred Securities..........................................................................................         1.7
Foreign Government Obligations................................................................................         1.3
Municipal Bonds...............................................................................................         0.2
Other*........................................................................................................        18.2
------------------------------------------------------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2005
==============================================================================================================================
                                    Shares
Industry                             Held                                Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                          69,400    Boeing Co....................................................      $  4,874,656
Defense--4.5%                        60,800    Lockheed Martin Corp.........................................         3,868,704
                                     50,000    United Technologies Corp.....................................         2,795,500
                                                                                                                  ------------
                                                                                                                    11,538,860
------------------------------------------------------------------------------------------------------------------------------
Beverages--1.2%                      52,500    PepsiCo, Inc.................................................         3,101,700
------------------------------------------------------------------------------------------------------------------------------
Biotechnology--4.5%                  88,700    Amgen, Inc. (c)..............................................         6,994,882
                                     65,900    Genzyme Corp. (c)............................................         4,664,402
                                                                                                                  ------------
                                                                                                                    11,659,284
------------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.6%                43,900    Franklin Resources, Inc......................................         4,127,039
------------------------------------------------------------------------------------------------------------------------------
Chemicals--8.6%                      75,900    Air Products & Chemicals, Inc................................         4,492,521
                                    150,600    The Dow Chemical Co..........................................         6,599,292
                                     88,700    E.I. du Pont de Nemours & Co.................................         3,769,750
                                     98,600    Nalco Holding Co. (c)........................................         1,746,206
                                    101,600    Praxair, Inc. (d)............................................         5,380,736
                                                                                                                  ------------
                                                                                                                    21,988,505
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--2.7%               85,200    Bank of America Corp.........................................         3,931,980
                                    104,000    U.S. Bancorp.................................................         3,108,560
                                                                                                                  ------------
                                                                                                                     7,040,540
------------------------------------------------------------------------------------------------------------------------------
Communications                      109,100    Telefonaktiebolaget LM Ericsson (a)..........................         3,753,040
Equipment--1.5%
------------------------------------------------------------------------------------------------------------------------------
Construction &                       10,700    Fluor Corp...................................................           826,682
Engineering--0.3%
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                67,800    Citigroup, Inc...............................................         3,290,334
Services--1.3%
------------------------------------------------------------------------------------------------------------------------------
Energy Equipment                     75,200    Baker Hughes, Inc. (d).......................................         4,570,656
& Services--11.6%                    40,600    Grant Prideco, Inc. (c)......................................         1,791,272
                                    100,800    Halliburton Co. (d)..........................................         6,245,568
                                     59,900    National Oilwell Varco, Inc. (c)(d)..........................         3,755,730
                                     69,400    Schlumberger Ltd.............................................         6,742,210
                                     97,100    Transocean, Inc. (c)(d)......................................         6,766,899
                                                                                                                  ------------
                                                                                                                    29,872,335
------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment                88,100    Alcon, Inc...................................................        11,417,760
& Supplies--6.8%                    104,800    Medtronic, Inc...............................................         6,033,336
                                                                                                                  ------------
                                                                                                                    17,451,096
------------------------------------------------------------------------------------------------------------------------------
Health Care Providers                71,000    Caremark Rx, Inc. (c)........................................         3,677,090
& Services--8.1%                     13,700    Covance, Inc. (c)............................................           665,135
                                     20,600    Sierra Health Services, Inc. (c).............................         1,647,176
                                    111,100    UnitedHealth Group, Inc......................................         6,903,754
                                     98,100    WellPoint, Inc. (c)..........................................         7,827,399
                                                                                                                  ------------
                                                                                                                    20,720,554
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &               158,900    Starbucks Corp. (c)..........................................         4,768,589
Leisure--4.5%                        11,900    Station Casinos, Inc.........................................           806,820
                                     53,700    Wynn Resorts Ltd. (c)(d).....................................         2,945,445
                                     62,600    Yum! Brands, Inc.............................................         2,934,688
                                                                                                                  ------------
                                                                                                                    11,455,542
------------------------------------------------------------------------------------------------------------------------------
Household Products--4.0%            175,500    Procter & Gamble Co..........................................        10,157,940
------------------------------------------------------------------------------------------------------------------------------
IT Services--4.2%                    53,300    Cognizant Technology Solutions Corp. (c).....................         2,683,655
                                     41,800    Hewitt Associates, Inc. Class A (c)..........................         1,170,818
                                     41,400    Infosys Technologies Ltd.....................................         2,756,397
                                    177,700    Satyam Computer Services Ltd.................................         2,912,843
                                     36,600    Tata Consultancy Services Ltd................................         1,384,352
                                                                                                                  ------------
                                                                                                                    10,908,065
------------------------------------------------------------------------------------------------------------------------------
Industrial                          102,500    3M Co........................................................         7,943,750
Conglomerates--7.2%                 301,600    General Electric Co..........................................        10,571,080
                                                                                                                  ------------
                                                                                                                    18,514,830
------------------------------------------------------------------------------------------------------------------------------
Internet &                          111,300    eBay, Inc. (c)(d)............................................         4,813,725
Catalog Retail--1.9%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)
==============================================================================================================================
                                    Shares
Industry                             Held                                Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Internet Software &                  11,200    Google, Inc. Class A (c).....................................      $  4,646,432
Services--4.1%                      152,400    Yahoo!, Inc. (c).............................................         5,971,032
                                                                                                                  ------------
                                                                                                                    10,617,464
------------------------------------------------------------------------------------------------------------------------------
Machinery--3.7%                      63,700    Caterpillar, Inc.............................................         3,679,949
                                     30,200    ITT Industries, Inc..........................................         3,105,164
                                     99,200    Pall Corp....................................................         2,664,512
                                                                                                                  ------------
                                                                                                                     9,449,625
------------------------------------------------------------------------------------------------------------------------------
Media--1.1%                         118,000    Walt Disney Co...............................................         2,828,460
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas &                           43,300    ConocoPhillips...............................................         2,519,194
Consumable Fuels--7.3%              228,300    Exxon Mobil Corp.............................................        12,823,611
                                     44,600    Sunoco, Inc..................................................         3,495,748
                                                                                                                  ------------
                                                                                                                    18,838,553
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.2%                36,700    MGI Pharma, Inc. (c).........................................           629,772
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.0%              225,750    Staples, Inc.................................................         5,126,782
------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                  99,500    Coach, Inc. (c)..............................................         3,317,330
Luxury Goods--2.5%                   34,700    Nike, Inc. Class B...........................................         3,011,613
                                                                                                                  ------------
                                                                                                                     6,328,943
------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.8%                        62,300    Altria Group, Inc. (d).......................................         4,655,056
------------------------------------------------------------------------------------------------------------------------------
Trading Companies                    22,600    MSC Industrial Direct Co. Class A............................           908,972
& Distributors--0.3%
------------------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks
                                               (Cost--$213,606,541)--97.5%                                         250,603,698
------------------------------------------------------------------------------------------------------------------------------
                                 Beneficial
                                  Interest                          Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
                                $ 9,529,913    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                 Series I (b)...............................................         9,529,913
                                 31,430,650    Merrill Lynch Liquidity Series, LLC Money Market
                                                 Series (b)(e)..............................................        31,430,650
------------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities
                                               (Cost--$40,960,563)--15.9%                                           40,960,563
------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments (Cost--$254,567,104*)--113.4%..............       291,564,261
                                               Liabilities in Excess of Other Assets--(13.4%)...............       (34,504,832)
                                                                                                                  ------------
                                               Net Assets--100.0%...........................................      $257,059,429
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
  *  The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost.........................................................................................      $254,631,970
                                                                                                                  ============
     Gross unrealized appreciation..........................................................................      $ 41,743,938
     Gross unrealized depreciation..........................................................................        (4,811,647)
                                                                                                                  ------------
     Net unrealized appreciation............................................................................      $ 36,932,291
                                                                                                                  ============

(a)   Depositary receipts.

(b)   Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the
      Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                      Net            Interest
      Affiliate                                                                                    Activity           Income
      ------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                                     $   841,834        $200,605
      Merrill Lynch Liquidity Series, LLC Money Market Series                                     $31,430,650        $ 24,386
      ------------------------------------------------------------------------------------------------------------------------

(c)   Non-income producing security.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

o     For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Portfolio Information as of December 31, 2005 (Unaudited)
==============================================================================================================================
                                                                                                                   Percent of
                                                                                                                      Total
Sector Representation                                                                                              Investments
------------------------------------------------------------------------------------------------------------------------------
Health Care...................................................................................................         17.3%
Energy........................................................................................................         16.7
Industrials...................................................................................................         14.2
Consumer Discretionary........................................................................................         10.5
Information Technology........................................................................................          8.7
Materials.....................................................................................................          7.5
Consumer Staples..............................................................................................          6.1
Financials....................................................................................................          5.0
Other*........................................................................................................         14.0
------------------------------------------------------------------------------------------------------------------------------
*     Includes Portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005                                                            (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Australia--0.8%      Capital Markets--0.2%           8,100   Macquarie Bank Ltd..............................  $    404,932
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.3%          25,000   BHP Billiton Ltd................................       417,208
                                                     8,500   Rio Tinto Ltd...................................       430,228
                                                                                                               ------------
                                                                                                                    847,436
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           4,000   Woodside Petroleum Ltd..........................       114,992
                     Fuels--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 30,000   Macquarie Airports..............................        69,761
                     Infrastructure--0.3%          224,000   Macquarie Infrastructure Group..................       584,964
                                                    49,500   Transurban Group................................       239,651
                                                                                                               ------------
                                                                                                                    894,376
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Australia                     2,261,736
---------------------------------------------------------------------------------------------------------------------------
Belgium--0.1%        Diversified                    10,953   Belgacom SA.....................................       355,936
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Leisure Equipment &             2,842   AGFA-Gevaert NV.................................        51,659
                     Products--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Belgium                         407,595
---------------------------------------------------------------------------------------------------------------------------
Bermuda--0.2%        Insurance--0.2%                 5,900   IPC Holdings, Ltd...............................       161,542
                                                    10,800   Platinum Underwriters Holdings Ltd..............       335,556
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Bermuda                         497,098
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.8%         Chemicals--0.1%                12,200   Braskem SA......................................        99,251
                                                     4,300   Cosan SA Industria e Comercio (f)...............       125,437
                                                                                                               ------------
                                                                                                                    224,688
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 10,400   Obrascon Huarte Lain Brasil SA (f)..............       113,151
                     Engineering--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Internet & Catalog
                     Retail--0.0%                    6,400   Submarino SA....................................       113,723
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.2%           7,400   Companhia Vale do Rio Doce
                                                               (Preference 'A' Shares) (a)...................       268,250
                                                     6,400   Usinas Siderurgicas de Minas Gerais SA
                                                               Preferred Class A.............................       152,361
                                                                                                               ------------
                                                                                                                    420,611
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          19,000   Petroleo Brasileiro SA (a)......................     1,354,130
                     Fuels--0.5%
                     ------------------------------------------------------------------------------------------------------
                     Transportation                  2,500   All America Latina Logistica SA.................       106,776
                     Infrastructure--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Brazil                        2,333,079
---------------------------------------------------------------------------------------------------------------------------
Canada--1.5%         Chemicals--0.0%                 6,500   Agrium Inc......................................       142,935
                     ------------------------------------------------------------------------------------------------------
                     Communications                176,529   Nortel Networks Corp. (f).......................       540,179
                     Equipment--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.5%          54,100   Placer Dome, Inc................................     1,240,513
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           3,000   Niko Resources Ltd..............................       141,814
                     Fuels--0.4%                     6,800   Petro-Canada....................................       271,558
                                                     6,300   Suncor Energy, Inc. (a).........................       397,719
                                                     1,800   Talisman Energy, Inc............................        94,919
                                                                                                               ------------
                                                                                                                    906,010
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest Products--0.0%   7,300   Domtar, Inc.....................................        41,932
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.4%               5,300   CP Railway Limited (USD)........................       222,335
                                                    16,600   Canadian Pacific Railway Ltd....................       692,194
                                                                                                               ------------
                                                                                                                    914,529
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Canada                        3,786,098
---------------------------------------------------------------------------------------------------------------------------
China--0.3%          Automobiles--0.0%             200,000   Denway Motors Ltd...............................        66,421
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.1%    540,000   Shanghai Electric Group Corp. (f)...............       184,561
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%                 2,900   China Life Insurance Co. Ltd. (a)(f)............       102,312
                                                    33,000   Ping An Insurance Group Co. of China Ltd........        60,862
                                                                                                               ------------
                                                                                                                    163,174
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
China                Oil, Gas & Consumable         221,400   China Shenhua Energy Co. Ltd.
(concluded)          Fuels--0.1%                              Class H (f)....................................  $    244,142
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 98,300   Hainan Meilan International Airport Co., Ltd....        52,297
                     Infrastructure--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in China                           710,595
---------------------------------------------------------------------------------------------------------------------------
Finland--0.4%        Communications                 10,700   Nokia Oyj (a)...................................       195,810
                     Equipment--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.3%       38,563   Fortum Oyj......................................       720,515
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Finland                         916,325
---------------------------------------------------------------------------------------------------------------------------
France--1.5%         Automobiles--0.1%               5,004   Peugeot SA......................................       287,451
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.5%          9,019   BNP Paribas.....................................       727,133
                                                    14,453   Credit Agricole SA..............................       453,649
                                                                                                               ------------
                                                                                                                  1,180,782
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  3,945   Vinci SA........................................       338,064
                     Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                 12,110   Carrefour SA....................................       565,375
                     Retailing--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           7,911   Total SA (a)....................................     1,546,477
                     Fuels--0.6%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in France                        3,918,149
---------------------------------------------------------------------------------------------------------------------------
Germany--1.8%        Air Freight &                  23,259   Deutsche Post AG................................       561,873
                     Logistics--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%          6,535   Deutsche Postbank AG............................       377,710
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  6,339   Hochtief AG.....................................       282,862
                     Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial           3,763   Deutsche Boerse AG..............................       384,210
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Diversified Telecommunication  26,419   Deutsche Telekom AG.............................       438,769
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.3%        7,777   E.ON AG (f).....................................       801,661
                     ------------------------------------------------------------------------------------------------------
                     Industrial                      9,645   Siemens AG......................................       823,678
                     Conglomerates--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 3,277   Allianz AG Registered Shares....................       494,538
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.2%           7,801   RWE AG..........................................       575,565
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Germany                       4,740,866
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.7%      Commercial Banks--0.2%         25,100   HSBC Holdings Plc Hong Kong Registered..........       403,035
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.1%       37,600   Cheung Kong Infrastructure Holdings Ltd.........       118,325
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     65,000   Hutchison Whampoa Ltd...........................       619,104
                     Conglomerates--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Real Estate--0.2%              22,000   Cheung Kong Holdings Ltd........................       225,716
                                                    13,000   Sun Hung Kai Properties Ltd.....................       126,587
                                                    68,000   Wharf Holdings Ltd..............................       240,303
                                                                                                               ------------
                                                                                                                    592,606
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hong Kong                     1,733,070
---------------------------------------------------------------------------------------------------------------------------
Hungary--0.1%        Oil, Gas & Consumable           3,345   Mol Magyar Olaj- es Gazipari Rt.................       311,803
                     Fuels--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hungary                         311,803
---------------------------------------------------------------------------------------------------------------------------
India--2.4%          Automobiles--0.2%               9,500   Bajaj Auto Ltd..................................       422,297
                                                     6,000   Tata Motors Ltd.................................        87,047
                                                                                                               ------------
                                                                                                                    509,344
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--1.0%               132,500   Reliance Industries Ltd.........................     2,618,943
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%         12,100   Oriental Bank Of Commerce.......................        72,880
                                                    11,700   State Bank of India Ltd.........................       235,885
                                                                                                               ------------
                                                                                                                    308,765
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
India                Construction &                  2,100   Larsen & Toubro Ltd.............................  $     86,044
(concluded)          Engineering--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.1%  178,425   Gujarat Ambuja Cements Ltd......................       315,544
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    40,700   Mahanagar Telephone Nigam.......................       130,392
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.1%       36,000   Hindustan Lever Ltd.............................       157,765
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.4%              16,000   Infosys Technologies Ltd........................     1,065,274
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           4,100   Hindustan Petroleum Corp........................        29,946
                     Fuels--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.0%           3,100   Wockhardt Ltd...................................        30,649
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%               9,000   Container Corp. Of India........................       284,937
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage             27,500   Housing Development Finance Corp................       736,439
                     Finance--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in India                         6,274,042
---------------------------------------------------------------------------------------------------------------------------
Indonesia--0.0%      Commercial Banks--0.0%        242,000   Bank Danamon Indonesia Tbk PT...................       116,819
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Indonesia                       116,819
---------------------------------------------------------------------------------------------------------------------------
Israel--0.3%         Communications                 76,300   ECI Telecom Ltd. (a)(f).........................       571,487
                     Equipment--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.1%           2,100   Teva Pharmaceutical Industries Ltd. (a).........        90,321
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                  3,400   Ectel Ltd. (a)(f)...............................        15,062
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Israel                          676,870
---------------------------------------------------------------------------------------------------------------------------
Italy--1.2%          Commercial Banks--0.4%         65,186   Capitalia SpA...................................       375,993
                                                   109,673   UniCredito Italiano SpA.........................       752,516
                                                                                                               ------------
                                                                                                                  1,128,509
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%       71,625   Enel SpA........................................       560,307
                     ------------------------------------------------------------------------------------------------------
                     Energy Equipment &             22,900   Saipem SpA......................................       374,382
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           1,100   ENI SpA (a).....................................       153,406
                     Fuels--0.4%                    32,191   ENI SpA.........................................       889,659
                                                                                                               ------------
                                                                                                                  1,043,065
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Italy                         3,106,263
---------------------------------------------------------------------------------------------------------------------------
Japan--9.6%          Auto Components--0.1%           9,500   Toyota Industries Corp..........................       341,269
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.4%              39,000   Fuji Heavy Industries Ltd.......................       211,472
                                                     4,400   Honda Motor Co., Ltd............................       250,885
                                                    35,000   Suzuki Motor Corp...............................       647,928
                                                                                                               ------------
                                                                                                                  1,110,285
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.4%                18,600   Coca-Cola West Japan Co., Ltd...................       434,152
                                                     2,000   Hokkaido Coca-Cola Bottling Co., Ltd............        12,793
                                                    23,000   Kinki Coca-Cola Bottling Co., Ltd...............       244,556
                                                    28,500   Mikuni Coca-Cola Bottling Co., Ltd..............       280,581
                                                                                                               ------------
                                                                                                                    972,082
                     ------------------------------------------------------------------------------------------------------
                     Building Products--0.1%        23,000   Asahi Glass Co., Ltd............................       296,780
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.2%          31,000   Nomura Holdings, Inc............................       593,578
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.5%                31,000   Asahi Kasei Corp................................       209,591
                                                    12,000   Shin-Etsu Chemical Co., Ltd.....................       637,465
                                                    63,000   Sumitomo Chemical Co., Ltd......................       432,348
                                                                                                               ------------
                                                                                                                  1,279,404
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.7%         34,833   The Bank of Yokohama Ltd........................       284,791
                                                        25   Mitsubishi Tokyo Financial Group, Inc...........       338,897
                                                    53,900   Shinsei Bank Ltd................................       311,445
                                                        80   Sumitomo Mitsui Financial Group, Inc............       847,242
                                                                                                               ------------
                                                                                                                  1,782,375
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 47,000   JGC Corp........................................       893,968
                     Engineering--0.4%              39,000   Okumura Corp....................................       219,071
                                                                                                               ------------
                                                                                                                  1,113,039
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Japan                Consumer Finance--0.3%         14,000   Credit Saison Co., Ltd..........................  $    698,636
(concluded)          ------------------------------------------------------------------------------------------------------
                     Diversified Financial             860   NCB Holdings Ltd................................       146,268
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        2,200   Chubu Electric Power Co., Inc...................        52,376
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.3%     36,100   RHJ International (f)...........................       829,068
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &         20,000   Hitachi Ltd.....................................       134,711
                     Instruments--0.3%               8,000   Murata Manufacturing Co., Ltd...................       512,412
                                                                                                               ------------
                                                                                                                    647,123
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  4,500   Ministop Co., Ltd...............................       102,559
                     Retailing--0.4%                20,500   Seven & I Holdings Co. Ltd......................       877,108
                                                                                                               ------------
                                                                                                                    979,667
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%            40,000   Ajinomoto Co., Inc..............................       409,049
                                                     6,000   House Foods Corp................................        90,994
                                                                                                               ------------
                                                                                                                    500,043
                     ------------------------------------------------------------------------------------------------------
                     Gas Utilities--0.2%           114,000   Tokyo Gas Co., Ltd..............................       506,109
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.0%        3,800   Rinnai Corp.....................................        89,986
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.1%       21,200   Rohto Pharmaceutical Co., Ltd...................       211,946
                     ------------------------------------------------------------------------------------------------------
                     Insurance--2.6%               158,000   Aioi Insurance Co., Ltd.........................     1,097,687
                                                       130   Millea Holdings, Inc............................     2,235,872
                                                   185,000   Mitsui Sumitomo Insurance Co., Ltd..............     2,261,755
                                                   138,000   Nipponkoa Insurance Co., Ltd....................     1,106,058
                                                                                                               ------------
                                                                                                                  6,701,372
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.3%                 5,000   Fanuc Ltd.......................................       424,045
                                                    54,000   Kubota Corp.....................................       453,393
                                                                                                               ------------
                                                                                                                    877,438
                     ------------------------------------------------------------------------------------------------------
                     Media--0.1%                    16,700   Toho Co., Ltd...................................       373,532
                     ------------------------------------------------------------------------------------------------------
                     Office Electronics--0.3%       19,000   Brother Industries Ltd..........................       199,449
                                                    11,000   Canon, Inc......................................       643,057
                                                                                                               ------------
                                                                                                                    842,506
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.5%          19,400   Shionogi & Co., Ltd.............................       273,010
                                                    17,000   Takeda Pharmaceutical Co., Ltd..................       918,919
                                                    21,000   Tanabe Seiyaku Co., Ltd.........................       203,897
                                                                                                               ------------
                                                                                                                  1,395,826
                     ------------------------------------------------------------------------------------------------------
                     Real Estate--0.2%                 101   Marco Polo Investment Holdings Ltd..............       151,889
                                                        48   NTT Urban Development Co........................       317,614
                                                     4,753   Shoei Co. Ltd...................................       152,627
                                                                                                               ------------
                                                                                                                    622,130
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.2%                  50   East Japan Railway Co...........................       343,557
                                                        20   West Japan Railway Co...........................        83,369
                                                                                                               ------------
                                                                                                                    426,926
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.1%                      19   Japan Tobacco, Inc..............................       276,879
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies &            38,400   Mitsubishi Corp.................................       849,140
                     Distributors--0.4%              8,000   Mitsui & Co., Ltd...............................       102,686
                                                                                                               ------------
                                                                                                                    951,826
                     ------------------------------------------------------------------------------------------------------
                     Wireless                          347   NTT DoCoMo, Inc.................................       529,187
                     Telecommunication
                     Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Japan                        25,147,656
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.5%       Diversified                    55,000   Telekom Malaysia Bhd............................       138,973
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.1%      130,000   Tenaga Nasional Bhd.............................       340,521
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%           115,000   IOI Corp. Bhd...................................       377,299
                     ------------------------------------------------------------------------------------------------------
                     Independent Power              19,000   Malakoff Bhd....................................        41,222
                     Producers & Energy
                     Traders--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.1%                  22,000   British American Tobacco Malaysia Bhd...........       234,290
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Malaysia             Wireless                       95,000   Maxis Communications Bhd........................  $    211,139
(concluded)          Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Malaysia                      1,343,444
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.4%         Beverages--0.2%                 5,400   Fomento Economico Mexicano SA de CV (a).........       391,554
                     ------------------------------------------------------------------------------------------------------
                     Media--0.2%                     7,300   Grupo Televisa SA (a)...........................       587,650
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Mexico                          979,204
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.6%    Construction &                  7,400   Chicago Bridge & Iron Co. NV....................       186,554
                     Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial          25,062   ING Groep NV CVA................................       866,164
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                 50,982   Koninklijke Ahold NV (f)........................       380,660
                     Retailing--0.2%                12,058   Koninklijke Ahold NV (a)(f)(m)..................        90,797
                                                                                                               ------------
                                                                                                                    471,457
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%             8,600   Koninklijke Wessanen NV CVA.....................       129,946
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the Netherlands               1,654,121
---------------------------------------------------------------------------------------------------------------------------
New Zealand--0.1%    Diversified                    76,400   Guinness Peat Group Plc.........................       109,268
                     Financial
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    46,000   Telecom Corp. of New Zealand Ltd................       188,283
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in New Zealand                     297,551
---------------------------------------------------------------------------------------------------------------------------
Norway--0.4%         Commercial Banks--0.2%         44,761   DNB NOR ASA.....................................       475,952
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          25,134   Statoil ASA.....................................       575,340
                     Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Norway                        1,051,292
---------------------------------------------------------------------------------------------------------------------------
Singapore--1.3%      Commercial Banks--0.1%         58,400   Oversea-Chinese Banking Corp....................       235,314
                     ------------------------------------------------------------------------------------------------------
                     Diversified                   340,000   Singapore Telecommunications Ltd................       531,633
                     Telecommunication
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers &       193,000   Parkway Holdings Ltd............................       244,906
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     33,000   Fraser and Neave Ltd............................       367,152
                     Conglomerates--0.4%           114,000   Keppel Corp. Ltd................................       754,150
                                                                                                               ------------
                                                                                                                  1,121,302
                     ------------------------------------------------------------------------------------------------------
                     Real Estate--0.3%             154,000   CapitaLand Ltd..................................       318,595
                                                   160,000   Keppel Land Ltd.................................       352,177
                                                                                                               ------------
                                                                                                                    670,772
                     ------------------------------------------------------------------------------------------------------
                     Transportation                189,470   SembCorp Logistics Ltd..........................       193,709
                     Infrastructure--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                      246,000   MobileOne Ltd...................................       313,640
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Singapore                     3,311,276
---------------------------------------------------------------------------------------------------------------------------
South Africa--0.1%   Paper & Forest                 25,800   Sappi Ltd. (a)..................................       292,314
                     Products--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Africa.............       292,314
---------------------------------------------------------------------------------------------------------------------------
South Korea--2.3%    Chemicals--0.3%                19,700   Samsung Fine Chemicals Co., Ltd.................       647,994
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%         16,000   Pusan Bank......................................       209,724
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    48,000   KT Corp. (a)....................................     1,034,400
                     Telecommunication
                     Services--0.4%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%       14,000   Korea Electric Power Corp.......................       523,520
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.1%     11,000   LS Cable Ltd....................................       377,603
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
South Korea          Food Products--0.2%             5,000   CJ Corp.........................................  $    516,892
(concluded)                                            400   Nong Shim Co., Ltd..............................       110,798
                                                                                                               ------------
                                                                                                                    627,690
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.4%          23,000   POSCO (a).......................................     1,138,730
                     ------------------------------------------------------------------------------------------------------
                     Textiles, Apparel &             6,000   Cheil Industries, Inc...........................       166,790
                     Luxury Goods--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.4%                  25,000   KT&G Corp.......................................     1,114,161
                     ------------------------------------------------------------------------------------------------------
                     Wireless                          600   SK Telecom Co., Ltd.............................       107,434
                     Telecommunication               9,600   SK Telecom Co., Ltd. (a)........................       194,784
                     Services--0.1%                                                                            ------------
                                                                                                                    302,218
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Korea                   6,142,830
---------------------------------------------------------------------------------------------------------------------------
Spain--0.2%          Oil, Gas & Consumable          16,354   Repsol YPF SA...................................       475,894
                     Fuels--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Transportation                  8,500   Cintra Concesiones de Infraestructuras
                     Infrastructure--0.0%                    de Transporte SA................................        97,956
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Spain                           573,850
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.2%         Diversified Financial          29,171   Investor AB.....................................       509,483
                     Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Sweden                          509,483
---------------------------------------------------------------------------------------------------------------------------
Switzerland--0.8%    Capital Markets--0.4%          17,646   Credit Suisse Group.............................       897,061
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%             1,930   Nestle SA Registered Shares.....................       575,507
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 2,957   Zurich Financial Services AG (f)................       628,218
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Switzerland                   2,100,786
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.5%         Building Products--0.0%        48,400   Taiwan Glass Industrial Corp....................        39,126
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%        289,730   SinoPac Financial Holdings Co., Ltd.............       139,823
                                                   228,908   Taishin Financial Holdings Co., Ltd.............       119,880
                                                                                                               ------------
                                                                                                                    259,703
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    30,000   Chunghwa Telecom Co. Ltd. (a)...................       550,500
                     Telecommunication
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        133,126   Delta Electronics, Inc..........................       272,794
                     Instruments--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.1%               147,000   Yungtay Engineering Co., Ltd....................        94,664
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Taiwan                        1,216,787
---------------------------------------------------------------------------------------------------------------------------
Thailand--0.9%       Commercial Banks--0.2%         19,000   Kasikornbank PCL................................        34,756
                                                   407,500   Siam Commercial Bank PCL Foreign Shares.........       516,829
                                                                                                               ------------
                                                                                                                    551,585
                     ------------------------------------------------------------------------------------------------------
                     Construction                   62,000   Siam Cement PCL Foreign Shares..................       399,219
                     Materials--0.2%                17,000   Siam City Cement PCL Foreign Shares.............       139,317
                                                                                                               ------------
                                                                                                                    538,536
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        223,000   Hana Microelectronics PCL.......................       144,134
                     Instruments--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            87,000   Thai Union Frozen Products PCL Foreign Shares...        67,902
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.1%      861,000   Land and Houses PCL Foreign Shares..............       186,900
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          24,000   PTT Exploration & Production PCL................       276,293
                     Fuels--0.3%                    90,000   PTT PCL.........................................       496,098
                                                                                                               ------------
                                                                                                                    772,391
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 99,000   Bangkok Expressway PCL Foreign Shares...........        51,432
                     Infrastructure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                       40,000   Advanced Info Service PCL Foreign Shares........       103,415
                     Telecommunication
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Thailand                      2,416,295
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace &                    83,029   BAE Systems Plc.................................  $    544,143
Kingdom--3.9%        Defense--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.1%                 4,400   Diageo Plc (a)..................................       256,520
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--1.3%        100,038   Barclays Plc....................................     1,049,326
                                                    57,782   HBOS Plc........................................       985,022
                                                    58,747   Lloyds TSB Group Plc............................       492,668
                                                    33,268   Royal Bank of Scotland Group Plc................     1,002,323
                                                                                                               ------------
                                                                                                                  3,529,339
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                 26,942   Boots Group Plc.................................       279,827
                     Retailing--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.3%            30,230   Cadbury Schweppes Plc...........................       285,174
                                                    13,400   Cadbury Schweppes Plc (a).......................       513,086
                                                    16,300   RHM Plc.........................................        74,294
                                                                                                               ------------
                                                                                                                    872,554
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.4%                37,019   Aviva Plc.......................................       448,041
                                                    63,567   Prudential Plc..................................       600,203
                                                                                                               ------------
                                                                                                                  1,048,244
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          43,235   BP Plc..........................................       459,441
                     Fuels--0.4%                     2,000   BP Plc (a)......................................       128,440
                                                     5,300   Royal Dutch Shell Plc (a).......................       325,897
                                                                                                               ------------
                                                                                                                    913,778
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.2%           2,100   AstraZeneca Group Plc (a).......................       102,060
                                                    15,656   GlaxoSmithKline Plc.............................       394,827
                                                                                                               ------------
                                                                                                                    496,887
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.1%         76,987   Kesa Electricals Plc............................       343,633
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 39,597   BAA Plc.........................................       426,220
                     Infrastructure--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                      526,986   Vodafone Group Plc..............................     1,135,395
                     Telecommunication              17,500   Vodafone Group Plc (a)..........................       375,725
                     Services--0.6%                                                                            ------------
                                                                                                                  1,511,120
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United Kingdom           10,222,265
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace &                     1,200   General Dynamics Corp...........................       136,860
States--26.2%        Defense--0.1%                   3,400   Raytheon Co.....................................       136,510
                                                                                                               ------------
                                                                                                                    273,370
                     ------------------------------------------------------------------------------------------------------
                     Air Freight &                   2,400   FedEx Corp......................................       248,136
                     Logistics--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.4%                 6,300   Anheuser-Busch Cos., Inc........................       270,648
                                                     9,000   The Coca-Cola Co................................       362,790
                                                     5,300   Constellation Brands, Inc. Class A (f)..........       139,019
                                                     4,100   Molson Coors Brewing Co. Class B................       274,659
                                                                                                               ------------
                                                                                                                  1,047,116
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.0%             1,200   Amgen, Inc. (f).................................        94,632
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.5%           9,700   The Bank of New York Co., Inc...................       308,945
                                                    37,500   Knight Capital Group, Inc. Class A (f)..........       370,875
                                                       600   Lehman Brothers Holdings, Inc...................        76,902
                                                       700   Mellon Financial Corp...........................        23,975
                                                    11,400   Morgan Stanley..................................       646,836
                                                                                                               ------------
                                                                                                                  1,427,533
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.1%                 7,150   E.I. du Pont de Nemours & Co....................       303,875
                                                     4,285   Lyondell Chemical Co............................       102,069
                                                                                                               ------------
                                                                                                                    405,944
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.5%          6,319   Bank of America Corp............................       291,622
                                                     9,050   Fifth Third Bancorp.............................       341,366
                                                     5,000   Wachovia Corp...................................       264,300
                                                     8,800   Wells Fargo & Co................................       552,904
                                                                                                               ------------
                                                                                                                  1,450,192
                     ------------------------------------------------------------------------------------------------------
                     Communications                 57,100   3Com Corp. (f)..................................       205,560
                     Equipment--0.8%                75,600   Cisco Systems, Inc. (f).........................     1,294,272
                                                     3,900   Comverse Technology, Inc. (f)...................       103,701

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Communications                 53,200   JDS Uniphase Corp. (f)..........................  $    125,552
(continued)          Equipment                      17,700   Lucent Technologies, Inc. (f)...................        47,082
                     (concluded)                     4,500   Motorola, Inc...................................       101,655
                                                    25,000   Tellabs, Inc. (f)...............................       272,500
                                                                                                               ------------
                                                                                                                  2,150,322
                     ------------------------------------------------------------------------------------------------------
                     Computers &                    35,300   Adaptec, Inc. (f)...............................       205,446
                     Peripherals--1.1%              27,600   Brocade Communications Systems, Inc. (f)........       112,332
                                                    12,671   Hewlett-Packard Co..............................       362,771
                                                    12,700   International Business Machines Corp............     1,043,940
                                                     9,500   Lexmark International, Inc. Class A (f).........       425,885
                                                    42,400   Maxtor Corp. (f)................................       294,256
                                                   104,350   Sun Microsystems, Inc. (f)......................       437,226
                                                                                                               ------------
                                                                                                                  2,881,856
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 49,064   Foster Wheeler Ltd. (f).........................     1,804,574
                     Engineering--1.9%              63,200   McDermott International, Inc. (f)...............     2,819,352
                                                    22,100   Quanta Services, Inc. (f).......................       291,057
                                                                                                               ------------
                                                                                                                  4,914,983
                     ------------------------------------------------------------------------------------------------------
                     Containers &                   14,800   Crown Holdings, Inc. (f)........................       289,044
                     Packaging--0.2%                11,300   Smurfit-Stone Container Corp. (f)...............       160,121
                                                                                                               ------------
                                                                                                                    449,165
                     ------------------------------------------------------------------------------------------------------
                     Diversified Consumer            4,000   Career Education Corp. (f)......................       134,880
                     Services--0.2%                 32,400   Corinthian Colleges, Inc. (f)...................       381,672
                                                     1,500   Stewart Enterprises, Inc. Class A...............         8,115
                                                                                                               ------------
                                                                                                                    524,667
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial          32,800   Citigroup, Inc..................................     1,591,784
                     Services--0.6%                  4,300   JPMorgan Chase & Co.............................       170,667
                                                                                                               ------------
                                                                                                                  1,762,451
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    19,600   AT&T, Inc.......................................       480,004
                     Telecommunication               6,400   BellSouth Corp..................................       173,440
                     Services--0.4%                  8,300   Cincinnati Bell, Inc. (f).......................        29,133
                                                    11,100   Verizon Communications, Inc.....................       334,332
                                                                                                               ------------
                                                                                                                  1,016,909
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.1%       13,200   PPL Corp........................................       388,080
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &          4,600   Jabil Circuit, Inc. (f).........................       170,614
                     Instruments--0.2%              32,100   Sanmina-SCI Corp. (f)...........................       136,746
                                                    26,400   Solectron Corp. (f).............................        96,624
                                                                                                               ------------
                                                                                                                    403,984
                     ------------------------------------------------------------------------------------------------------
                     Energy Equipment &              1,400   Baker Hughes, Inc...............................        85,092
                     Services--1.0%                  6,200   ENSCO International, Inc........................       274,970
                                                    13,014   GlobalSantaFe Corp..............................       626,624
                                                     2,325   Halliburton Co..................................       144,057
                                                    11,900   Key Energy Services, Inc. (f)...................       160,293
                                                     4,825   Maverick Tube Corp. (f).........................       192,325
                                                     1,300   Noble Corp......................................        91,702
                                                     7,550   Rowan Cos., Inc.................................       269,082
                                                     5,225   Schlumberger Ltd................................       507,609
                                                     1,275   Tidewater, Inc..................................        56,686
                                                     2,500   Todco Class A...................................        95,150
                                                     2,350   Transocean, Inc. (f)............................       163,772
                                                                                                               ------------
                                                                                                                  2,667,362
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  9,600   CVS Corp........................................       253,632
                     Retailing--0.3%                 4,100   Wal-Mart Stores, Inc............................       191,880
                                                     4,900   Walgreen Co.....................................       216,874
                                                                                                               ------------
                                                                                                                    662,386
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.3%             9,400   ConAgra Foods, Inc..............................       190,632
                                                     8,900   Corn Products International, Inc................       212,621
                                                     2,800   Ralcorp Holdings, Inc. (f)......................       111,748
                                                     6,400   Sara Lee Corp...................................       120,960
                                                    14,300   Tyson Foods, Inc. Class A.......................       244,530
                                                                                                               ------------
                                                                                                                    880,491
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Health Care Equipment &         6,300   Baxter International, Inc.......................  $    237,195
(continued)          Supplies--0.1%                  3,200   Waters Corp. (f)................................       120,960
                                                                                                               ------------
                                                                                                                    358,155
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers &         3,200   AmerisourceBergen Corp..........................       132,480
                     Services--0.5%                  8,700   HCA, Inc........................................       439,350
                                                     2,300   Health Management Associates, Inc. Class A......        50,508
                                                    16,600   HealthSouth Corp. (f)...........................        81,340
                                                     1,600   Humana, Inc. (f)................................        86,928
                                                     1,100   LifePoint Hospitals, Inc. (f)...................        41,250
                                                     5,300   Manor Care, Inc.................................       210,781
                                                    25,100   Tenet Healthcare Corp. (f)......................       192,266
                                                     3,950   Triad Hospitals, Inc. (f).......................       154,958
                                                                                                               ------------
                                                                                                                  1,389,861
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &         186,200   La Quinta Corp. (f).............................     2,074,268
                     Leisure--1.1%                  22,100   McDonald's Corp.................................       745,212
                                                     3,300   Wendy's International, Inc......................       182,358
                                                                                                               ------------
                                                                                                                  3,001,838
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.1%        2,827   Procter & Gamble Co.............................       163,627
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.1%               5,000   Automatic Data Processing, Inc..................       229,450
                     ------------------------------------------------------------------------------------------------------
                     Independent Power              17,400   The AES Corp. (f)...............................       275,442
                     Producers & Energy
                     Traders--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     79,700   General Electric Co.............................     2,793,485
                     Conglomerates--1.4%            26,400   Tyco International Ltd..........................       761,904
                                                                                                               ------------
                                                                                                                  3,555,389
                     ------------------------------------------------------------------------------------------------------
                     Insurance--2.4%                12,500   ACE Ltd.........................................       668,000
                                                     7,400   The Allstate Corp...............................       400,118
                                                    33,300   American International Group, Inc...............     2,272,059
                                                     4,700   Assurant, Inc...................................       204,403
                                                     3,500   Bristol West Holdings, Inc......................        66,605
                                                     9,200   Endurance Specialty Holdings Limited............       329,820
                                                     1,500   Hartford Financial Services Group, Inc..........       128,835
                                                     3,600   Marsh & McLennan Cos., Inc......................       114,336
                                                     1,500   Prudential Financial, Inc.......................       109,785
                                                     7,000   RenaissanceRe Holdings Ltd......................       308,770
                                                    16,522   The St. Paul Travelers Cos., Inc................       738,038
                                                    13,900   XL Capital Ltd. Class A.........................       936,582
                                                                                                               ------------
                                                                                                                  6,277,351
                     ------------------------------------------------------------------------------------------------------
                     Internet Software &             2,900   webMethods, Inc. (f)............................        22,359
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Leisure Equipment &             8,300   Mattel, Inc.....................................       131,306
                     Products--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.1%                 8,600   Navistar International Corp. (f)................       246,132
                     ------------------------------------------------------------------------------------------------------
                     Media--0.7%                    17,545   Comcast Corp. Class A (f).......................       455,468
                                                     3,120   The DIRECTV Group, Inc. (f).....................        44,054
                                                     1,580   Discovery Holding Co. (f).......................        23,937
                                                     2,456   Liberty Global, Inc. (f)........................        55,260
                                                     2,456   Liberty Global, Inc. Series C (f)...............        52,067
                                                    15,800   Liberty Media Corp. Class A (f).................       124,346
                                                     4,253   NTL, Inc. (f)...................................       289,544
                                                    12,300   Time Warner, Inc................................       214,512
                                                     3,500   Tribune Co......................................       105,910
                                                    10,455   Viacom, Inc. Class B (f)........................       340,833
                                                                                                               ------------
                                                                                                                  1,705,931
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.6%          29,100   Alcoa, Inc......................................       860,487
                                                     4,300   Freeport-McMoRan Copper & Gold, Inc. Class B....       231,340
                                                     6,400   Inco Limited....................................       278,848
                                                     2,922   Mittal Steel Co. NV.............................        76,936
                                                                                                               ------------
                                                                                                                  1,447,611
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           1,700   Alon USA Energy, Inc. (f).......................        33,405
                     Fuels--2.8%                     1,800   Amerada Hess Corp...............................       228,276

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Oil, Gas & Consumable          15,626   Chevron Corp....................................  $    887,088
(continued)          Fuels                           4,958   ConocoPhillips..................................       288,456
                     (concluded)                     1,600   Consol Energy, Inc..............................       104,288
                                                     3,274   Devon Energy Corp...............................       204,756
                                                    99,700   El Paso Corp....................................     1,212,352
                                                    31,143   Exxon Mobil Corp................................     1,749,302
                                                    38,500   International Coal Group, Inc. (f)(m)...........       365,750
                                                     1,500   James River Coal Co. (f)........................        57,300
                                                     4,788   Kerr-McGee Corp.................................       435,038
                                                    10,300   Marathon Oil Corp...............................       627,991
                                                     2,500   Massey Energy Co................................        94,675
                                                     3,550   Noble Energy, Inc...............................       143,065
                                                     6,200   Occidental Petroleum Corp.......................       495,256
                                                    10,900   Rosetta Resources, Inc. (e)(f)..................       196,200
                                                     4,950   Stone Energy Corp. (f)..........................       225,373
                                                     1,200   Williams Cos., Inc..............................        27,804
                                                                                                               ------------
                                                                                                                  7,376,375
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                  9,500   Bowater, Inc....................................       291,840
                     Products--0.3%                 12,500   International Paper Co..........................       420,125
                                                                                                               ------------
                                                                                                                    711,965
                     ------------------------------------------------------------------------------------------------------
                     Personal Products--0.1%         7,300   Avon Products, Inc..............................       208,415
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--1.9%          10,400   Abbott Laboratories.............................       410,072
                                                     5,000   Andrx Corp. (f).................................        82,350
                                                    20,900   Bristol-Myers Squibb Co.........................       480,282
                                                     6,600   Eli Lilly & Co..................................       373,494
                                                     2,125   IVAX Corp. (f)..................................        66,576
                                                    20,000   Johnson & Johnson...............................     1,202,000
                                                    21,900   Merck & Co., Inc................................       696,639
                                                    47,350   Pfizer, Inc.....................................     1,104,202
                                                    15,400   Schering-Plough Corp............................       321,090
                                                     1,300   Watson Pharmaceuticals, Inc. (f)................        42,263
                                                     7,300   Wyeth...........................................       336,311
                                                                                                               ------------
                                                                                                                  5,115,279
                     ------------------------------------------------------------------------------------------------------
                     Real Estate--0.2%               6,200   Aames Investment Corp...........................        40,052
                                                    44,355   Friedman Billings Ramsey Group, Inc. Class A....       439,115
                                                     1,551   Prologis........................................        72,463
                                                     3,317   Ventas, Inc.....................................       106,210
                                                                                                               ------------
                                                                                                                    657,840
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.9%              22,700   CSX Corp........................................     1,152,479
                                                    14,800   Union Pacific Corp..............................     1,191,548
                                                                                                               ------------
                                                                                                                  2,344,027
                     ------------------------------------------------------------------------------------------------------
                     Semiconductors &                5,886   Agere Systems, Inc. (f).........................        75,929
                     Semiconductor                   6,400   Altera Corp. (f)................................       118,592
                     Equipment--0.4%                18,800   Cirrus Logic, Inc. (f)..........................       125,584
                                                    18,300   Intel Corp......................................       456,768
                                                    11,100   Micron Technology, Inc. (f).....................       147,741
                                                     6,300   Photronics, Inc. (f)............................        94,878
                                                                                                               ------------
                                                                                                                  1,019,492
                     ------------------------------------------------------------------------------------------------------
                     Software--2.1%                 29,800   BMC Software, Inc. (f)..........................       610,602
                                                     8,500   Borland Software Corp. (f)......................        55,505
                                                    62,735   Computer Associates International, Inc..........     1,768,500
                                                     7,400   Compuware Corp. (f).............................        66,378
                                                    83,000   Microsoft Corp..................................     2,170,450
                                                     9,700   Novell, Inc. (f)................................        85,651
                                                    57,300   Siebel Systems, Inc.............................       606,234
                                                     6,900   Symantec Corp. (f)..............................       120,750
                                                    16,700   TIBCO Software, Inc. (f)........................       124,749
                                                                                                               ------------
                                                                                                                  5,608,819
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.1%          6,100   Home Depot, Inc.................................       246,928
                                                    13,300   Pier 1 Imports, Inc.............................       116,109
                                                                                                               ------------
                                                                                                                    363,037
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                   Shares
Country              Industry                       Held                       Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Textiles, Apparel &            42,700   Unifi, Inc. (f).................................  $    129,808
(concluded)          Luxury Goods--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage              4,225   Fannie Mae......................................       206,222
                     Finance--0.2%                   6,275   Washington Mutual, Inc..........................       272,962
                                                                                                               ------------
                                                                                                                    479,184
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.3%                   9,100   Altria Group, Inc...............................       679,952
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 30,100   Macquarie Infrastructure Co. Trust..............       927,080
                     Infrastructure--0.4%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      9,000   Alltel Corp.....................................       567,900
                     Services--0.4%                 18,050   Sprint Nextel Corp..............................       421,648
                                                                                                               ------------
                                                                                                                    989,548
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United States            69,064,852
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks
                                                             (Cost--$120,359,103)--60.1%                        158,114,414
---------------------------------------------------------------------------------------------------------------------------
                                                                               Mutual Funds
---------------------------------------------------------------------------------------------------------------------------
Vietnam--0.0%                                       42,418   Vietnam Enterprise Investments Ltd.
                                                               Redeemable Shares (f).........................        76,352
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Mutual Funds
                                                             (Cost--$50,000)--0.0%                                   76,352
---------------------------------------------------------------------------------------------------------------------------
                                                                             Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Australia--0.2%      Commercial Banks--0.2%         12,200   National Australia Bank Ltd., 7.875% (k)........       480,680
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks in Australia                    480,680
---------------------------------------------------------------------------------------------------------------------------
Bermuda--0.0%        Insurance--0.0%                 1,500   IPC Holdings, Ltd., 7.25% (k)...................        40,687
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks in Bermuda                       40,687
---------------------------------------------------------------------------------------------------------------------------
United States--0.5%  Diversified                     3,698   McLeodUSA, Inc. Series A, 2.50% (k).............           222
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%                 8,100   Metlife, Inc. Series B, 6.375% (k)..............       223,155
                                                     8,000   XL Capital Ltd., 6.50% (k)......................       178,720
                                                                                                               ------------
                                                                                                                    401,875
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable             190   El Paso Corp., 4.99% (e)(k).....................       207,979
                     Fuels--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage                  9   Fannie Mae, 5.375% (k)..........................       827,017
                     Finance--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks in the United States          1,437,093
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks
                                                             (Cost--$2,180,942)--0.7%                             1,958,460
---------------------------------------------------------------------------------------------------------------------------
                                                                               Warrants (d)
---------------------------------------------------------------------------------------------------------------------------
United States--0.1%  Communications                  6,168   Lucent Technologies, Inc. (expires 12/10/2007)..         3,485
                     Equipment--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 99,000   Foster Wheeler Ltd. Class B
                     Engineering--0.1%                         (expires 9/24/2007)...........................       199,980
                     ------------------------------------------------------------------------------------------------------
                     Diversified                             AboveNet, Inc.:
                     Telecommunication                 302     (expires 9/08/2008)...........................         2,718
                     Services--0.0%                    355     (expires 9/08/2010)...........................         3,195
                                                     8,194   McLeodUSA, Inc. (expires 4/16/2007).............            48
                                                                                                               ------------
                                                                                                                      5,961
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Warrants (Cost--$90,718)--0.1%                   209,426
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Rights
---------------------------------------------------------------------------------------------------------------------------
United States--0.0%  Commercial Services            20,500   Information Resources, Inc. (j).................         7,175
                     & Supplies--0.0%
                     ------------------------------------------------------------------------------------------------------
                                                             Total Rights (Cost--$34,440)--0.0%                       7,175
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                                          Fixed Income Securities
---------------------------------------------------------------------------------------------------------------------------
                                                    Face
Country              Industry                      Amount                    Corporate Bonds                       Value
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.1%         Chemicals--0.1%        USD    150,000   Cosan SA Industria e Comercio, 9% due
                                                               11/01/2009 (e)................................  $    160,125
                     ------------------------------------------------------------------------------------------------------
                     Commercial                    100,000   Banco Nacional de Desenvolvimento Economico
                     Banks--0.0%                               e Social, 5.83% due 6/16/2008 (b).............        99,750
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Brazil                        259,875
---------------------------------------------------------------------------------------------------------------------------
Canada--0.1%         Wireless                                Rogers Wireless Communications, Inc.:
                     Telecommunication             200,000     7.616% due 12/15/2010 (b).....................       206,500
                     Services--0.1%         CAD    100,000     7.625% due 12/15/2011.........................        92,454
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Canada                        298,954
---------------------------------------------------------------------------------------------------------------------------
Chile--0.4%          Electric               USD  1,023,822   Empresa Electrica del Norte Grande SA, 4%
                     Utilities--0.4%                           due 11/05/2017................................       941,916
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Chile                         941,916
---------------------------------------------------------------------------------------------------------------------------
China--0.0%          Industrial             USD    150,000   Beijing Enterprises Investment Ltd., 0%**
                     Conglomerates--0.0%                       due 12/21/2010 (k)............................       154,875
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in China                         154,875
---------------------------------------------------------------------------------------------------------------------------
Europe--1.1%         Commercial                              European Investment Bank:
                     Banks--1.1%            EUR  1,400,000     4% due 1/15/2007..............................     1,671,814
                                            BRL    500,000     0%** due 5/01/2008............................       153,526
                                                 1,850,425     0%** due 9/12/2008 (e)........................       542,121
                                                 2,200,000     0%** due 9/21/2010 (e)........................       495,690
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Europe                      2,863,151
---------------------------------------------------------------------------------------------------------------------------
France--0.5%         Commercial             EUR  1,050,000   ERAP, 2.875% due 7/12/2006......................     1,239,801
                     Banks--0.5%
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                 39,900   Infogrames Entertainment SA Series WW, 4%
                                                               due 4/01/2009 (k).............................        28,793
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in France                      1,268,594
---------------------------------------------------------------------------------------------------------------------------
Germany--1.8%        Commercial                              KfW--Kreditanstalt fuer Wiederaufbau:
                     Banks--1.8%            GBP    875,000     4.125% due 6/07/2006..........................     1,501,000
                                                   175,000     4.80% due 10/27/2006..........................       301,030
                                            EUR  1,050,000     3.125% due 11/15/2006.........................     1,242,030
                                            GBP    250,000     5.375% due 12/07/2007.........................       437,358
                                                   250,000     4.50% due 12/07/2008..........................       430,143
                                            EUR    750,000     4.25% due 7/04/2014...........................       943,188
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Germany                     4,854,749
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.1%      Industrial             USD    250,000   Hutchison Whampoa International Ltd., 5.45%
                     Conglomerates--0.1%                       due 11/24/2010................................       252,639
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Hong Kong                     252,639
---------------------------------------------------------------------------------------------------------------------------
India--0.4%          Automobiles--0.2%                       Tata Motors Ltd.(k):
                                                   200,000     1% due 7/31/2008 (e)..........................       501,500
                                                   100,000     Series 2, 1% due 4/27/2011....................       104,750
                                                                                                               ------------
                                                                                                                    606,250
                     ------------------------------------------------------------------------------------------------------
                     Media--0.2%                   540,000   Zee Telefilms Ltd, 0.50%
                                                               due 4/29/2009 (k).............................       534,600
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in India                       1,140,850
---------------------------------------------------------------------------------------------------------------------------
Japan--0.7%          Commercial             JPY 22,000,000   The Bank of Fukuoka Ltd., Series 2, 1.10% due
                     Banks--0.7%                               9/28/2007 (k).................................       422,139
                                                38,000,000   The Bank of Kyoto Ltd., Series 1, 1.90% due
                                                               9/30/2009 (k).................................       734,368
                                                75,000,000   International Bank for Reconstruction &
                                                               Development Series 670, 2% due 2/18/2008......       656,966
                                                 6,000,000   The Mie Bank Ltd., 1%
                                                               due 10/31/2011 (k)............................        70,406
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Japan                       1,883,879
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                    Face
Country              Industry                      Amount                    Corporate Bonds                       Value
---------------------------------------------------------------------------------------------------------------------------
Luxembourg--0.1%     Industrial             USD    142,000   Tyco International Group SA, 2.75% due
                     Conglomerates--0.1%                       1/15/2018 (e)(k)..............................  $    179,808
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Luxembourg                    179,808
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.3%       Diversified Financial         500,000   Feringghi Capital Ltd., 0%** due 12/22/2009 (k).       529,375
                     Services--0.3%         MYR    825,000   Johor Corp., 1% due 7/31/2009...................       242,294
                     ------------------------------------------------------------------------------------------------------
                     Electric               USD     25,000   TNB Capital L Ltd., 2.625%
                     Utilities--0.0%                           due 11/20/2007 (k)............................        26,438
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            50,000   IOI Investment Bhd, 0%**
                                                               due 9/18/2009 (k).............................        55,974
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Malaysia                      854,081
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.2%         Household                     215,000   Vitro Envases Norteamerica SA de CV,10.75%
                     Durables--0.1%                            due 7/23/2011 (e).............................       219,300
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable  GBP    120,000   Petroleos Mexicanos,14.50%
                     Fuels--0.1%                               due 3/31/2006.................................       210,479
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Mexico                        429,779
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.3%    Semiconductors &                        ASM International NV (k):
                     Semiconductor          USD     30,000     4.25% due 12/06/2011..........................        29,099
                     Equipment--0.3%               100,000     4.25% due 12/06/2011 (e)......................        96,125
                                            EUR    550,000   Infineon Technologies Holding BV, 4.25% due
                                                               2/06/2007 (k).................................       651,997
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the Netherlands               777,221
---------------------------------------------------------------------------------------------------------------------------
South Korea--0.1%    Wireless               USD    350,000   LG Telecom Ltd., 8.25% due 7/15/2009 (e)........       372,334
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in South Korea                   372,334
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.1%         Diversified Financial  TRY    503,625   Svensk Exportkredit AB,10.50%
                     Services--0.1%                            due 9/29/2015.................................       387,547
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Sweden                        387,547
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.4%         Capital Markets--0.2%  USD    600,000   UBS AG, Jersey Branch, 0%**
                                                               due 12/01/2010................................       599,520
                     ------------------------------------------------------------------------------------------------------
                     Construction                  320,000   Taiwan Cement Corp., 0%**
                     Materials--0.2%                           due 3/03/2009 (k).............................       382,864
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Taiwan                        982,384
---------------------------------------------------------------------------------------------------------------------------
United               Commercial             GBP     90,000   International Bank for Reconstruction &
Kingdom--0.2%        Banks--0.1%                               Development, 7.125% due 7/30/2007.............       161,039
                     ------------------------------------------------------------------------------------------------------
                     Diversified            EUR    175,000   Colt Telecom Group Plc, 2% due 4/03/2007 (k)....       256,479
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United Kingdom            417,518
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace &            USD     90,000   GenCorp, Inc., 5.75% due 4/15/2007 (k)..........        97,650
States--3.6%         Defense--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Airlines--0.0%                 136,210   Northwest Airlines, Inc. Series 1999-3-B, 9.485%
                                                               due 10/01/2016 (h)............................        21,794
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.2%                      Abgenix, Inc. (k):
                                                   330,000     3.50% due 3/15/2007...........................       326,700
                                                   120,000     1.75% due 12/15/2011 (e)......................       210,150
                                                    50,000   Cell Genesys, Inc., 3.125% due 11/01/2011 (k)...        40,125
                                                    80,000   Nabi Biopharmaceuticals, 2.875% due
                                                               4/15/2025 (k).................................        59,100
                                                                                                               ------------
                                                                                                                    636,075
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.5%       1,081,000   Goldman Sachs & Co., 0%** due 1/31/2007.........     1,148,228
                     ------------------------------------------------------------------------------------------------------
                     Communications                155,000   Lucent Technologies, Inc., 8% due 8/01/2031 (k).       157,325
                     Equipment--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Construction &              1,088,750   Foster Wheeler LLC Series A,10.359% due
                     Engineering--0.6%                         9/15/2011.....................................     1,219,400
                                                   376,000   J Ray McDermott SA,11% due 12/15/2013 (e).......       443,680
                                                                                                               ------------
                                                                                                                  1,663,080
                     ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                    Face
Country              Industry                      Amount                    Corporate Bonds                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Containers &           USD    605,000   Anchor Glass Container Corp., 11.497% due
(continued)          Packaging--0.2%                           2/15/2013 (h).................................  $    441,650
                                                   150,000   Crown Cork & Seal Co., Inc., 7.50% due
                                                               12/15/2096....................................       123,000
                                                                                                               ------------
                                                                                                                    564,650
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial  JPY 25,000,000   General Electric Capital Corp., 1.40%
                     Services--0.1%                            due 11/02/2006................................       214,089
                                            USD     85,000   Triad Acquisition Corp.,11.125%
                                                               due 5/01/2013 (e).............................        84,150
                                                                                                               ------------
                                                                                                                    298,239
                     ------------------------------------------------------------------------------------------------------
                     Diversified                             MCI, Inc.:
                     Telecommunication             337,000     6.908% due 5/01/2007..........................       339,528
                     Services--0.4%                337,000     7.688% due 5/01/2009..........................       347,953
                                                   229,000     8.735% due 5/01/2014..........................       253,331
                                                                                                               ------------
                                                                                                                    940,812
                     ------------------------------------------------------------------------------------------------------
                     Health Care                   200,000   Tenet Healthcare Corp., 9.25% due
                     Providers &                               2/01/2015 (e).................................       198,500
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants           310,000   Uno Restaurant Corp., 10% due 2/15/2011 (e).....       279,000
                     & Leisure--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Independent Power      GBP     84,000   The AES Corp., 8.375% due 3/01/2011.............       147,090
                     Producers & Energy     USD    140,000   Calpine Corp., 8.75% due 7/15/2013 (e)..........       114,800
                     Traders--0.6%                           Calpine Generating Co. LLC (b):
                                                   720,000     8.135% due 4/01/2009..........................       747,000
                                                   400,000     10.135% due 4/01/2010.........................       416,000
                                                                                                               ------------
                                                                                                                  1,424,890
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%                97,000   Fortis Insurance NV, 7.75%
                                                               due 1/26/2008 (e)(k)..........................       117,006
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas &                              McMoRan Exploration Co. (k):
                     Consumable                    125,000     5.25% due 10/06/2011..........................       154,375
                     Fuels--0.1%                    50,000     5.25% due 10/06/2011 (e)......................        61,750
                                                                                                               ------------
                                                                                                                    216,125
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                475,000   Mandra Forestry,12%
                     Products--0.2%                            due 5/15/2013 (e)(l)..........................       456,000
                     ------------------------------------------------------------------------------------------------------
                     Semiconductors &              370,000   Conexant Systems, Inc., 4% due 2/01/2007 (k)....       355,663
                     Semiconductor                 250,000   LSI Logic Corp., 4% due 11/01/2006 (k)..........       246,875
                     Equipment--0.2%                                                                           ------------
                                                                                                                    602,538
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.0%         40,000   General Nutrition Centers, Inc., 8.625% due
                                                               1/15/2011.....................................        38,600
                     ------------------------------------------------------------------------------------------------------
                     Wireless                      350,000   Nextel Communications, Inc., 5.25% due
                     Telecommunication                         1/15/2010 (k).................................       349,563
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United States           9,210,075
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds
                                                             (Cost--$26,191,955)--10.5%                          27,530,229
---------------------------------------------------------------------------------------------------------------------------
                                                                    Floating Rate Loan Interests (n)
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%         Household                     190,000   Vitro Envases Norteamerica SA de CV, Term,
                     Durables--0.1%                            10.644% due 2/24/2010.........................       182,400
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests in Mexico           182,400
---------------------------------------------------------------------------------------------------------------------------
United States--0.2%  Containers &                  460,000   Anchor Glass Container Corp. Debtor In Possesion
                     Packaging--0.2%                           Term Loan,11.491% due 9/30/2006...............       469,200
                     ------------------------------------------------------------------------------------------------------
                     Textiles, Apparel &           206,577   Galey & Lord, Inc. Term Loan,10.17% due
                     Luxury Goods--0.0%                        7/31/2009 (h).................................        14,460
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests in the
                                                             United States                                          483,660
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests
                                                             (Cost--$785,480)--0.3%                                 666,060
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                    Face
Country                                            Amount             Foreign Government Obligations               Value
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.1%                                USD    250,000   Brazilian Government International Bond, 8.25%
                                                               due 1/20/2034.................................  $    265,375
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Brazil         265,375
---------------------------------------------------------------------------------------------------------------------------
Canada--0.3%                                CAD    895,000   Canadian Government Bond, 4% due 9/01/2010......       768,544
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Canada         768,544
---------------------------------------------------------------------------------------------------------------------------
France--0.2%                                EUR    375,000   Caisse d'Amortissement de la Dette Sociale, 4%
                                                               due 10/25/2014................................       463,185
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in France         463,185
---------------------------------------------------------------------------------------------------------------------------
Germany--1.5%                                    3,000,000   Deutsche Bundesrepublik Series 00, 5.25%
                                                               due 1/04/2011.................................     3,889,409
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Germany      3,889,409
---------------------------------------------------------------------------------------------------------------------------
Iceland--0.2%                               ISK 27,000,000   Iceland Rikisbref, 7.25% due 5/17/2013..........       414,638
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Iceland        414,638
---------------------------------------------------------------------------------------------------------------------------
Italy--0.2%                                 JPY 50,000,000   Italy Government International Bond, 0.375%
                                                               due 10/10/2006................................       424,657
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Italy          424,657
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.3%                              MYR  3,250,000   Malaysia Government Bond Series 386X, 8.60%
                                                               due 12/01/2007................................       941,158
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Malaysia       941,158
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.2%                           EUR    475,000   Netherlands Government Bond, 3.75%
                                                               due 7/15/2014.................................       580,710
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations
                                                             in the Netherlands                                     580,710
---------------------------------------------------------------------------------------------------------------------------
New Zealand--0.1%                           NZD    425,000   New Zealand Government Bond Series 216, 4.50%
                                                               due 2/14/2016.................................       389,934
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations
                                                             in New Zealand                                         389,934
---------------------------------------------------------------------------------------------------------------------------
Poland--0.3%                                PLN  2,250,000   Poland Government Bond, 3%
                                                               due 8/24/2016.................................       693,325
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Poland         693,325
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.3%                                SEK  5,750,000   Sweden Government Bond Series 3101, 4%
                                                               due 12/01/2008................................       897,697
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations in Sweden         897,697
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations
                                                             (Cost--$8,696,628)--3.7%                             9,728,632
---------------------------------------------------------------------------------------------------------------------------
                                                                        U.S. Government Obligations
---------------------------------------------------------------------------------------------------------------------------
United                                                       U.S. Treasury Inflation Indexed Bonds:
States--7.3%                                USD  1,419,336     0.875% due 4/15/2010..........................     1,349,312
                                                 2,712,060     1.625% due 1/15/2015..........................     2,612,793
                                                10,086,203     1.875% due 7/15/2015 (c)......................     9,919,155
                                                             U.S. Treasury Notes:
                                                 1,000,000     3.625% due 4/30/2007..........................       989,531
                                                   500,000     3.50% due 5/31/2007...........................       493,711
                                                   500,000     4% due 6/15/2009..............................       493,926
                                                   225,000     4.75% due 5/15/2014...........................       230,476
                                                   450,000     4.25% due 8/15/2014...........................       445,078
                                                 2,425,000     4.25% due 11/15/2014..........................     2,396,771
                                                   400,000     4.50% due 11/15/2015..........................       403,281
---------------------------------------------------------------------------------------------------------------------------
                                                             Total U.S. Goverment Obligations
                                                             (Cost--$19,310,252)--7.3%                           19,334,034
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Fixed Income Securities
                                                             (Cost--$54,984,315)--21.8%                          57,258,955
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                 Beneficial
Country              Industry                     Interest                  Other Interests (i)                    Value
---------------------------------------------------------------------------------------------------------------------------
United               Diversified            USD    500,000   AboveNet, Inc. (Litigation Trust Certificates)..  $          0
States--0.0%         Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                                                             Total Other Interests (Cost--$0)--0.0%                       0
---------------------------------------------------------------------------------------------------------------------------
                                                    Face
                                                   Amount                  Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
Denmark--0.1%        Time Deposits--0.1%    DKK  1,380,631   Danish Krone Time Deposit, 2.26%
                                                               due 1/13/2006.................................       218,335
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Denmark                 218,335
---------------------------------------------------------------------------------------------------------------------------
Europe--3.6%         Time Deposits--3.6%                     Euro Time Deposit:
                                            EUR  2,033,692     2.19% due 1/06/2006...........................     2,398,844
                                                 1,072,778     2.31% due 1/13/2006...........................     1,265,396
                                                 1,017,659     2.32% due 1/13/2006...........................     1,200,381
                                                 1,017,659     2.33% due 1/20/2006...........................     1,200,381
                                                   963,394     2.33% due 1/27/2006...........................     1,136,373
                                                   962,352     2.34% due 2/03/2006...........................     1,135,144
                                                   964,251     2.34% due 2/10/2006...........................     1,137,384
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Europe                9,473,903
---------------------------------------------------------------------------------------------------------------------------
Norway--0.1%         Time Deposits--0.1%    NOK  2,071,220   Norwegian Krone Time Deposit, 2.25%
                                                               due 1/06/2006.................................       305,884
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Norway                  305,884
---------------------------------------------------------------------------------------------------------------------------
Singapore--0.6%      Time Deposits--0.6%    SGD  2,447,816   Singapore Dollar Time Deposit, 2.90%
                                                               due 1/13/2006.................................     1,472,105
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Singapore             1,472,105
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.1%         Time Deposits--0.1%    SEK  2,164,664   Swedish Krone Time Deposit, 1.51%
                                                               due 1/05/2006.................................       271,991
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Sweden                  271,991
---------------------------------------------------------------------------------------------------------------------------
Switzerland--0.4%    Time Deposits--0.4%    CHF  1,470,936   Swiss Franc Time Deposit, 0.80%
                                                               due 1/06/2006.................................     1,116,078
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Switzerland           1,116,078
---------------------------------------------------------------------------------------------------------------------------
United               Time Deposits--0.8%    GBP  1,177,541   British Pound Time Deposit, 4.50%
Kingdom--0.8%                                                  due 1/13/2006.................................     2,021,529
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in the
                                                             United Kingdom                                       2,021,529
---------------------------------------------------------------------------------------------------------------------------
                                                Beneficial
                                                 Interest
---------------------------------------------------------------------------------------------------------------------------
United                                      USD 30,074,108   Merrill Lynch Liquidity Series, LLC
States--11.4%                                                  Cash Sweep Series I (g).......................    30,074,108
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in the
                                                             United States                                       30,074,108
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities
                                                             (Cost--$44,932,753)--17.1%                          44,953,933
---------------------------------------------------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts                 Options Purchased
---------------------------------------------------------------------------------------------------------------------------
Call Options Purchased                                  22   HCA, Inc., expiring February 2006 at USD 55.....           660
---------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                                   21   American Axle & Manufacturing Holdings, Inc.,
                                                               expiring January 2006 at USD 20...............         3,885
                                                        22   Anheuser-Busch Cos., Inc., expiring March 2006
                                                               at USD 40.....................................           660
                                                        42   Applebees International, Inc., expiring
                                                               February 2006 at USD 20.......................           840
                                                        42   Bowater, Inc., expiring March 2006 at USD 25....           840
                                                        23   Brinker International, Inc., expiring
                                                               January 2006 at USD 35........................           115
                                                        79   Bristol-Myers Squibb Co., expiring March 2006
                                                               at USD 22.5...................................         4,740
                                                        24   Circuit City Stores, Inc., expiring
                                                               April 2006 at USD 15..........................           120

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                 Number of
                                                 Contracts                 Options Purchased                       Value
---------------------------------------------------------------------------------------------------------------------------
Put Options Purchased (concluded)                       23   Kohl's Corp., expiring January 2006 at USD 45...  $        575
                                                        39   La-Z-Boy, Inc., expiring January 2006
                                                               at USD 10.....................................           195
                                                        23   M&T Bank Corp., expiring January 2006 at
                                                               USD 100.......................................           115
                                                        42   Merck & Co., Inc., expiring April 2006
                                                               at USD 25.....................................           840
                                                       197   Nokia Oyj, expiring April 2006 at USD 12.5......           985
                                                        21   PETsMART, Inc., expiring January 2006 at
                                                               USD 22.5......................................           105
                                                        84   Pfizer, Inc., expiring March 2006 at USD 22.5...         4,620
                                                        42   Schering-Plough Corp., expiring May 2006 at
                                                               USD 20........................................         3,360
                                                        21   Wal-Mart Stores, Inc., expiring March 2006 at
                                                               USD 42.5......................................           525
                                                       136   Winnebago Industries, Inc., expiring January
                                                               2006 at USD 25................................         4,080
                                                                                                               ------------
                                                                                                                     26,600
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Purchased
                                                             (Premiums Paid--$82,101)--0.0%                          27,260
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments
                                                             (Cost--$222,714,372)--99.8%                        262,605,975
---------------------------------------------------------------------------------------------------------------------------
                                                                              Options Written
---------------------------------------------------------------------------------------------------------------------------
Call Options Written                                    60   3Com Corp., expiring January 2006 at USD 5......          (300)
                                                        50   Andrx Corp. expering January 2007 at USD 20.....        (9,500)
                                                       298   BMC Software, Inc., expiring January 2006 at
                                                               USD 15........................................      (166,880)
                                                        85   Borland Software Corp., expiring January 2006
                                                               at USD 5......................................       (14,025)
                                                        40   Career Education Corp., expiring January 2007
                                                               at USD 25.....................................       (45,200)
                                                             Cirrus Logic, Inc.:
                                                       114     expiring January 2006 at USD 5................       (19,950)
                                                        74     expiring January 2007 at USD 5................       (17,760)
                                                             Cisco Systems, Inc.:
                                                        90     expiring January 2006 at USD 17.5.............        (1,350)
                                                        76     expiring January 2007 at USD 17.5.............       (15,200)
                                                       151     expiring January 2007 at USD 20...............       (15,100)
                                                        86     expiring January 2007 at USD 22.5.............        (3,870)
                                                        49   Computer Associates International, Inc.,
                                                               expiring January 2007 at USD 30...............       (11,760)
                                                             Corinthian Colleges, Inc.:
                                                        47     expiring January 2006 at USD 15...............          (470)
                                                        64     expiring January 2006 at USD 15.01............            (1)
                                                       213     expiring January 2006 at USD 20...............        (1,065)
                                                        21   Fannie Mae, expiring January 2007 at USD 50.....       (10,920)
                                                        37   Intel Corp., expiring January 2006 at USD 22.5..        (9,620)
                                                        46   Jabil Circuit, Inc., expiring January 2006
                                                               at USD 20.....................................       (79,580)
                                                       185   Knight Capital Group, Inc. Class A, expiring
                                                               January 2007 at USD 7.5.......................       (54,575)
                                                        95   Lexmark International, Inc. Class A, expiring
                                                               January 2007 at USD 50........................       (38,000)
                                                        25   Massey Energy Co., expiring January 2006 at
                                                               USD 35........................................        (8,500)
                                                        83   Mattel, Inc., expiring January 2007 at USD 15...       (21,165)

---------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)                                                (in U.S dollars)
===========================================================================================================================
                                                 Number of
                                                 Contracts                  Options Written                        Value
---------------------------------------------------------------------------------------------------------------------------
Call Options Written (concluded)                             McDermott International, Inc.:
                                                       145     expiring January 2006 at USD 17.5.............  $   (395,850)
                                                        85     expiring January 2006 at USD 20...............      (210,800)
                                                        45     expiring January 2006 at USD 25...............       (89,100)
                                                         9     expiring January 2007 at USD 22.5.............       (21,330)
                                                        42     expiring January 2007 at USD 35...............       (57,540)
                                                        42     expiring January 2007 at USD 40...............       (44,100)
                                                       221   McDonald's Corp., expiring January 2007 at
                                                               USD 35........................................       (81,770)
                                                        24   Merck & Co., Inc., expiring January 2006 at
                                                               USD 27.5......................................       (10,560)
                                                        19   Molson Coors Brewing Co. Class B, expiring
                                                               January 2007 at USD 60........................       (21,850)
                                                        41   Nokia Oyj, expiring January 2006 at USD 15......       (13,530)
                                                       855   Nortel Networks Corp., expiring January 2006
                                                               at USD 2.5....................................       (47,025)
                                                        97   Novell, Inc., expiring January 2007 at USD 5....       (40,740)
                                                       104   Pfizer, Inc., expiring January 2007 at USD 25...       (16,120)
                                                             Quanta Services, Inc.:
                                                        90     expiring January 2006 at USD 10...............       (29,700)
                                                        21     expiring May 2006 at USD 12.5.................        (3,885)
                                                        48     expiring January 2007 at USD 10...............       (21,120)
                                                        62     expiring January 2007 at USD 12.5.............       (17,670)
                                                       448   Siebel Systems, Inc., expiring January 2006 at
                                                               USD 7.5.......................................      (134,400)
                                                        63   Suncor Energy, Inc., expiring January 2007 at
                                                               USD 50........................................      (115,920)
                                                       167   TIBCO Software, Inc., expiring January 2007
                                                               at USD 7.5....................................       (24,215)
                                                             Tenet Healthcare Corp.:
                                                        84     expiring May 2006 at USD 7....................       (11,340)
                                                       104     expiring January 2007 at USD 7.5..............       (18,720)
                                                        48   Tyco International Ltd., expiring January 2007
                                                               at USD 25.....................................       (27,360)
                                                        72   Tyson Foods, Inc. Class A, expiring January
                                                               2006 at USD 17.5..............................        (1,800)
                                                        33   Wendy's International, Inc., expiring January
                                                               2007 at USD 45................................       (44,220)
                                                        28   webMethods, Inc., expiring January 2006
                                                               at USD 5......................................        (7,980)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Written
                                                             (Premiums Received--$1,206,521)--(0.8%)             (2,053,436)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments, Net of Options Written
                                                             (Cost--$221,507,851*)--99.0%                       260,552,539
                                                             Other Assets Less Liabilities--1.0%                  2,504,430
                                                                                                               ------------
                                                             Net Assets--100.0%..............................  $263,056,969
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury Global Allocation Strategy Portfolio
      Schedule of Investments as of December 31, 2005 (Continued)                                          (in U.S dollars)
      =====================================================================================================================
  *   The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:
      Aggregate cost.........................................................................................  $222,223,104
                                                                                                               ============
      Gross unrealized appreciation..........................................................................  $ 45,826,250
      Gross unrealized depreciation..........................................................................    (7,496,815)
                                                                                                               ------------
      Net unrealized appreciation............................................................................  $ 38,329,435
                                                                                                               ============

 **   Represents a zero coupon bond.

(a)   Depositary receipts.

(b)   Floating rate note.

(c)   All or a portion of security held as collateral in connection with open financial futures contracts.

(d)   Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   Non-income producing security.

(g)   Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the
      Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net        Interest
      Affiliate                                                                                     Activity       Income
      ---------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I..............................      $(11,558,702)   $1,492,676
      Merrill Lynch Liquidity Series, LLC Money Market Series..............................                --           686
      ---------------------------------------------------------------------------------------------------------------------

(h)   Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)   Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)   The rights entitle the holders to potential cash distributions pending litigation settlements and are non-income producing.

(k)   Convertible security.

(l)   Issued with warrants.

(m)   Restricted securities as to resale, representing 0.2% of net assets were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                        Acquisition
      Issue                                                               Date(s)                  Cost             Value
      ---------------------------------------------------------------------------------------------------------------------
      International Coal Group, Inc.                               12/06/2004-12/14/2004         $394,350         $365,750
      Koninklijke Ahold NV                                              12/11/2003                 71,639           90,797
      ---------------------------------------------------------------------------------------------------------------------
      Total................................................................................      $465,989         $456,547
                                                                                                 ========         ========
      ---------------------------------------------------------------------------------------------------------------------

(n)   Floating rate loan interests in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

o     For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o     Forward foreign exchange contracts as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                 Settlement       Unrealized
      Currency Sold                                                                              Date         Appreciation
      ---------------------------------------------------------------------------------------------------------------------
      GBP 600,000.......................................................................     January 2006        $ 61,624
      GBP 1,582,000.....................................................................     February 2006         71,858
      GBP 1,575,000.....................................................................      March 2006           49,475
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$6,632,218)........................................................................       $182,957
                                                                                                                 ========
      ---------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury Global Allocation Strategy Portfolio
      Schedule of Investments as of December 31, 2005 (Concluded)                                          (in U.S dollars)
      =====================================================================================================================

o     Swaps outstanding as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                  Notional      Unrealized
                                                                                                   Amount      Depreciation
      ---------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on United Mexican States and pay 1.12%
        Broker, Credit Suisse First Boston
        Expires May 2010...................................................................       $140,000       $(3,140)
      ---------------------------------------------------------------------------------------------------------------------

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Number of                                                         Expiration             Face             Unrealized
      Contracts                 Issue                 Exchange             Date                Value           Appreciation
      ---------------------------------------------------------------------------------------------------------------------
           6         DAX INDEX 25 EURO FUTURE         Eurex             March 2006          $  944,731           $ 17,429
          17         MSCI EURO IX FUTURE              LIFFE             March 2006             417,831              5,394
          11         S&P TSE 60 INDEX                 Montreal          March 2006           1,187,380             12,482
          21         TOPIX INDEX FUTURE               Tokyo             March 2006           2,849,029             75,100
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation-Net...............................................................           $110,405
                                                                                                                 ========
      ---------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Number of                                                         Expiration             Face             Unrealized
      Contracts              Issue                   Exchange              Date                Value           Appreciation
      ---------------------------------------------------------------------------------------------------------------------
           4             S&P 500 INDEX               CBOE               March 2006          $1,269,486            $ 14,686
      ---------------------------------------------------------------------------------------------------------------------

o     Currency Abbreviations

            BRL      Brazilian Real               MYR      Malaysian Ringgit
            CAD      Canadian Dollar              NOK      Norwegian Krone
            CHF      Swiss Franc                  NZD      New Zealand Dollar
            DKK      Danish Krone                 PLN      Polish Zloty
            EUR      Euro                         SEK      Swedish Krona
            GBP      British Pound                SGD      Singapore Dollar
            ISK      Icelandic Crona              TRY      Turkish Lira
            JPY      Japanese Yen                 USD      U.S. Dollar

      See Notes to Financial Statements.

      ---------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury Global Allocation Strategy Portfolio
      Portfolio Information as of December 31, 2005 (Unaudited)
      =====================================================================================================================
                                                                                               Percent of        Reference
                                                                                               Portfolio's      Portfolio+
                                                                                               Net Assets       Percentages
      ---------------------------------------------------------------------------------------------------------------------
      U.S. Equities........................................................................      25.3%*            36.0%
      European Equities....................................................................      11.7              14.4
      Pacific Basin Equities...............................................................      20.9               7.4
      Other Equities.......................................................................       3.5               2.2
      Total Equities.......................................................................      61.4              60.0
      U.S. Dollar Denominated Fixed Income Securities......................................      13.3              24.0
        U.S. Issuer........................................................................      10.6                --
        Non-U.S. Issuer....................................................................       2.7                --
      Non-U.S. Dollar Denominated Fixed Income Securities..................................       8.6              16.0
      Total Fixed Income Securities........................................................      21.9              40.0
      Cash & Cash Equivalents..............................................................      16.7**              --
      ---------------------------------------------------------------------------------------------------------------------

 *    Includes value of financial futures contracts.

**    Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 +    The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500
      Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World
      Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of December 31, 2005
==========================================================================================================================
                                    Face
Industry                           Amount                              Corporate Bonds                            Value
--------------------------------------------------------------------------------------------------------------------------
Aerospace &                      $  250,000    L-3 Communications Corp., 3% due 8/01/2035 (e)(g)............   $   247,188
Defense--1.7%                       250,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014............       205,000
                                    500,000    Transdigm, Inc., 8.375% due 7/15/2011........................       526,250
                                                                                                               -----------
                                                                                                                   978,438
--------------------------------------------------------------------------------------------------------------------------
Airlines--2.0%                      500,000    American Airlines, Inc. Class C, 7.80% due 4/01/2008.........       493,513
                                    765,692    Continental Airlines, Inc. Series 2001-1
                                                 Class C, 7.033% due 12/15/2012.............................       697,466
                                                                                                               -----------
                                                                                                                 1,190,979
--------------------------------------------------------------------------------------------------------------------------
Automotive--2.0%                    250,000    Advanced Accessory Systems LLC, 10.75% due 6/15/2011.........       201,250
                                    700,000    Autocam Corp., 10.875% due 6/15/2014.........................       486,500
                                               Metaldyne Corp.:
                                    267,000      11% due 6/15/2012..........................................       205,924
                                    325,000      11% due 11/01/2013.........................................       294,125
                                                                                                               -----------
                                                                                                                 1,187,799
--------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%                  250,000    Emmis Communications Corp., 10.366% due 6/15/2012 (a)........       250,937
                                    250,000    Entercom Radio LLC, 7.625% due 3/01/2014.....................       250,625
                                    250,000    LIN Television Corp., 6.50% due 5/15/2013....................       239,687
                                    250,000    Radio One, Inc., 6.375% due 2/15/2013........................       242,813
                                                                                                               -----------
                                                                                                                   984,062
--------------------------------------------------------------------------------------------------------------------------
Cable--International--0.5%          250,000    New Skies Satellites NV, 9.125% due 11/01/2012...............       267,188
--------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--1.5%                                Intelsat Bermuda Ltd. (e):
                                    500,000      8.695% due 1/15/2012 (a)...................................       508,125
                                    350,000      8.25% due 1/15/2013........................................       353,500
                                                                                                               -----------
                                                                                                                   861,625
--------------------------------------------------------------------------------------------------------------------------
Chemicals--2.2%                     250,000    Innophos, Inc., 9.625% due 8/15/2014 (e).....................       251,875
                                    250,000    Invista B.V., 9.25% due 5/01/2012 (e)........................       266,875
                                    250,000    Nalco Co., 7.75% due 11/15/2011..............................       256,875
                                    500,000    Omnova Solutions, Inc., 11.25% due 6/01/2010.................       521,250
                                                                                                               -----------
                                                                                                                 1,296,875
--------------------------------------------------------------------------------------------------------------------------
Consumer--Durables--0.4%            250,000    Simmons Bedding Co., 7.875% due 1/15/2014....................       231,250
--------------------------------------------------------------------------------------------------------------------------
Consumer--                          250,000    American Achievement Corp., 8.25% due 4/01/2012..............       253,750
Non-Durables--4.5%                  500,000    Chattem, Inc., 7% due 3/01/2014..............................       507,500
                                    250,000    Church & Dwight Co., Inc., 6% due 12/15/2012.................       246,250
                                    250,000    Elizabeth Arden, Inc., 7.75% due 1/15/2014...................       252,500
                                    250,000    North Atlantic Trading Co., 9.25% due 3/01/2012..............       165,000
                                    500,000    Playtex Products, Inc., 8% due 3/01/2011.....................       532,500
                                    200,000    Quiksilver, Inc., 6.875% due 4/15/2015.......................       192,500
                                    500,000    Solo Cup Co., 8.50% due 2/15/2014............................       437,500
                                                                                                               -----------
                                                                                                                 2,587,500
--------------------------------------------------------------------------------------------------------------------------
Diversified Media--6.4%             250,000    CanWest Media, Inc., 8% due 9/15/2012........................       255,313
                                               Dex Media East LLC:
                                    250,000      9.875% due 11/15/2009......................................       270,312
                                    284,000      12.125% due 11/15/2012.....................................       332,280
                                               Dex Media West LLC:
                                    725,000      8.50% due 8/15/2010........................................       759,437
                                    244,000      9.875% due 8/15/2013.......................................       270,840
                                    250,000    Houghton Mifflin Co., 8.25% due 2/01/2011....................       258,125
                                    500,000    Liberty Media Corp., 0.75% due 3/30/2023 (g).................       535,000
                                    250,000    Nebraska Book Co., Inc., 8.625% due 3/15/2012................       230,000
                                    500,000    WDAC Subsidiary Corp., 8.375% due 12/01/2014 (e).............       484,375
                                    321,000    Yell Finance BV,10.75% due 8/01/2011.........................       346,680
                                                                                                               -----------
                                                                                                                 3,742,362
--------------------------------------------------------------------------------------------------------------------------
Energy--Exploration &               250,000    Encore Acquisition Co., 6.25% due 4/15/2014..................       237,500
Production--2.2%                    500,000    Plains Exploration & Production Co. Series B,
                                                 8.75% due 7/01/2012........................................       538,750
                                    250,000    Range Resources Corp., 6.375% due 3/15/2015..................       245,000
                                    250,000    Stone Energy Corp., 6.75% due 12/15/2014.....................       236,875
                                                                                                               -----------
                                                                                                                 1,258,125
--------------------------------------------------------------------------------------------------------------------------
Energy--Other--5.2%                 250,000    Aventine Renewable Energy Holdings, Inc.,
                                                 10.491% due 12/15/2011 (a)(e)..............................       258,750
                                    219,000    Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (e)..........       225,570
                                     25,000    Ferrellgas Escrow LLC, 6.75% due 5/01/2014...................        23,625

--------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==========================================================================================================================
                                    Face
Industry                           Amount                              Corporate Bonds                            Value
--------------------------------------------------------------------------------------------------------------------------
Energy--Other                    $  500,000    North American Energy Partners, Inc., 8.75% due 12/01/2011...   $   471,250
(concluded)                         500,000    Pacific Energy Partners, LP, 7.125% due 6/15/2014............       515,000
                                    500,000    SESI LLC, 8.875% due 5/15/2011...............................       523,750
                                    250,000    SemGroup LP, 8.75% due 11/15/2015 (e)........................       255,625
                                    500,000    Star Gas Partners LP,10.25% due 2/15/2013....................       493,750
                                    250,000    Suburban Propane Partners, LP, 6.875% due 12/15/2013.........       233,750
                                                                                                               -----------
                                                                                                                 3,001,070
--------------------------------------------------------------------------------------------------------------------------
Food & Drug--0.4%                   250,000    Stripes Acquisition LLC,10.625% due 12/15/2013 (e)...........       253,750
--------------------------------------------------------------------------------------------------------------------------
Food & Tobacco--3.3%                250,000    American Seafoods Group LLC, 10.125% due 4/15/2010...........       263,437
                                     35,912    Archibald Candy Corp., 10% due 11/01/2007 (c)................         2,287
                                    250,000    Del Monte Corp., 6.75% due 2/15/2015.........................       243,750
                                    500,000    Doane Pet Care Co.,10.75% due 3/01/2010......................       543,750
                                     89,000    Dole Food Co., Inc., 8.875% due 3/15/2011....................        91,225
                                    250,000    Merisant Co., 9.50% due 7/15/2013............................       152,500
                                    550,000    Merisant Worldwide, Inc., 12.25% due 5/15/2014 (b)...........        86,625
                                    500,000    Smithfield Foods, Inc. Series B, 8% due 10/15/2009...........       527,500
                                                                                                               -----------
                                                                                                                 1,911,074
--------------------------------------------------------------------------------------------------------------------------
Gaming--3.1%                        250,000    Boyd Gaming Corp., 7.75% due 12/15/2012......................       261,875
                                    250,000    Choctaw Resort Development Enterprise,
                                                 7.25% due 11/15/2019 (e)...................................       254,062
                                    300,000    Herbst Gaming, Inc., 7% due 11/15/2014.......................       298,500
                                    250,000    Majestic Star Casino LLC, 9.50% due 10/15/2010...............       263,125
                                    250,000    Penn National Gaming, Inc., 6.75% due 3/01/2015..............       245,625
                                    500,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014....................       486,250
                                                                                                               -----------
                                                                                                                 1,809,437
--------------------------------------------------------------------------------------------------------------------------
Health Care--4.0%                   400,000    Alpharma, Inc., 3% due 6/01/2006 (g).........................       524,000
                                    250,000    Concentra Operating Corp., 9.125% due 6/01/2012..............       257,500
                                    500,000    DaVita, Inc., 7.25% due 3/15/2015............................       506,250
                                    250,000    Mylan Laboratories, Inc., 6.375% due 8/15/2015 (e)...........       250,313
                                    250,000    Select Medical Corp., 7.625% due 2/01/2015...................       240,625
                                    250,000    VWR International, Inc., 6.875% due 4/15/2012................       248,125
                                    250,000    Vanguard Health Holding Co. II, LLC, 9% due 10/01/2014.......       265,625
                                                                                                               -----------
                                                                                                                 2,292,438
--------------------------------------------------------------------------------------------------------------------------
Housing--5.0%                       500,000    Builders FirstSource, Inc., 8.59% due 2/15/2012 (a)..........       508,750
                                    100,000    Building Materials Corp. of America, 8% due 12/01/2008.......       101,125
                                    250,000    Compression Polymers Corp.,10.50% due 7/01/2013 (e)..........       242,500
                                    500,000    Forest City Enterprises, Inc., 7.625% due 6/01/2015..........       530,000
                                    350,000    Goodman Global Holding Co., Inc., 7.491%
                                                 due 6/15/2012 (a)(e).......................................       346,500
                                    250,000    Kimball Hill, Inc.,10.50% due 12/15/2012 (e).................       246,250
                                    250,000    MAAX Corp., 9.75% due 6/15/2012..............................       197,500
                                    250,000    Standard-Pacific Corp., 6.50% due 8/15/2010..................       238,438
                                    250,000    Texas Industries, Inc., 7.25% due 7/15/2013 (e)..............       259,375
                                    250,000    US Concrete, Inc., 8.375% due 4/01/2014......................       249,375
                                                                                                               -----------
                                                                                                                 2,919,813
--------------------------------------------------------------------------------------------------------------------------
Information Technology--4.4%                   MagnaChip Semiconductor SA:
                                    500,000      7.741% due 12/15/2011 (a)..................................       507,500
                                    250,000      8% due 12/15/2014..........................................       238,750
                                               Sungard Data Systems, Inc. (e):
                                    275,000      8.525% due 8/15/2013 (a)...................................       284,625
                                    425,000      9.125% due 8/15/2013.......................................       439,875
                                    250,000    Telcordia Technologies Inc.,10% due 3/15/2013 (e)............       228,750
                                    300,000    Unisys Corp., 8% due 10/15/2012..............................       277,500
                                    625,000    Viasystems, Inc., 10.50% due 1/15/2011.......................       601,563
                                                                                                               -----------
                                                                                                                 2,578,563
--------------------------------------------------------------------------------------------------------------------------
Leisure--3.9%                       492,000    Felcor Lodging LP, 9% due 6/01/2011..........................       538,740
                                  1,000,000    Host Marriott LP, 7.125% due 11/01/2013......................     1,040,000
                                    750,000    True Temper Sports, Inc., 8.375% due 9/15/2011...............       675,000
                                                                                                               -----------
                                                                                                                 2,253,740
--------------------------------------------------------------------------------------------------------------------------
Manufacturing--10.3%                250,000    Altra Industrial Motion, Inc., 9.50% due 12/01/2011 (e)......       242,500
                                    250,000    CPI Holdco, Inc., 9.672% due 2/01/2015 (a)...................       246,075
                                    250,000    Chart Industries, Inc., 9.125% due 10/15/2015 (e)............       255,000
                                    400,000    Douglas Dynamics LLC, 7.75% due 1/15/2012 (e)................       386,000
                                    250,000    ERICO International Corp., 8.875% due 3/01/2012..............       258,125
                                    775,000    EaglePicher Inc., 9.75% due 9/01/2013 (c)....................       589,000

--------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==========================================================================================================================
                                    Face
Industry                           Amount                              Corporate Bonds                            Value
--------------------------------------------------------------------------------------------------------------------------
Manufacturing                    $  250,000    Invensys Plc, 9.875% due 3/15/2011 (e).......................   $   247,500
(concluded)                         250,000    Itron, Inc., 7.75% due 5/15/2012.............................       255,000
                                    500,000    JLG Industries, Inc., 8.25% due 5/01/2008....................       523,750
                                    274,000    Medis Technologies Ltd., 6% due 7/15/2010 (e)(g).............       258,930
                                    175,000    Propex Fabrics, Inc.,10% due 12/01/2012......................       156,188
                                    500,000    Sensus Metering Systems, Inc., 8.625% due 12/15/2013.........       442,500
                                    500,000    Superior Essex Communications LLC, 9% due 4/15/2012..........       492,500
                                    650,000    Trimas Corp., 9.875% due 6/15/2012...........................       536,250
                                    825,000    Trinity Industries, Inc., 6.50% due 3/15/2014................       812,625
                                    250,000    Valmont Industries, Inc., 6.875% due 5/01/2014...............       251,875
                                                                                                               -----------
                                                                                                                 5,953,818
--------------------------------------------------------------------------------------------------------------------------
Metal--Other--1.1%                  400,000    Foundation PA Coal Co., 7.25% due 8/01/2014..................       413,500
                                    250,000    Southern Peru Copper Corp., 6.375% due 7/27/2015 (e).........       249,545
                                                                                                               -----------
                                                                                                                   663,045
--------------------------------------------------------------------------------------------------------------------------
Packaging--4.6%                     250,000    Graham Packing Co., Inc., 8.50% due 10/15/2012...............       246,250
                                    500,000    Owens-Brockway, 8.25% due 5/15/2013..........................       516,250
                                    900,446    Pliant Corp.,11.625% due 6/15/2009 (d).......................       949,009
                                               Tekni-Plex, Inc.:
                                    250,000      12.75% due 6/15/2010.......................................       136,250
                                    750,000      8.75% due 11/15/2013 (e)...................................       660,000
                                    250,000    Wise Metals Group LLC,10.25% due 5/15/2012...................       190,000
                                                                                                               -----------
                                                                                                                 2,697,759
--------------------------------------------------------------------------------------------------------------------------
Paper--3.4%                                    Boise Cascade LLC:
                                    250,000      7.475% due 10/15/2012 (a)..................................       243,750
                                    250,000      7.125% due 10/15/2014......................................       233,125
                                    200,000    Bowater, Inc., 6.50% due 6/15/2013...........................       179,000
                                    525,000    Domtar, Inc., 7.125% due 8/15/2015...........................       447,562
                                    400,000    Graphic Packaging International Corp., 8.50% due 8/15/2011...       401,000
                                    500,000    Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011.......       477,500
                                                                                                               -----------
                                                                                                                 1,981,937
--------------------------------------------------------------------------------------------------------------------------
Retail--0.4%                        250,000    Neiman-Marcus Group, Inc., 9% due 10/15/2015 (e).............       255,625
--------------------------------------------------------------------------------------------------------------------------
Service--6.1%                       250,000    ALH Finance LLC, 8.50% due 1/15/2013.........................       235,625
                                    250,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (e).................       263,125
                                    500,000    Allied Waste North America, 7.25% due 3/15/2015..............       505,000
                                    250,000    Buhrmann US, Inc., 8.25% due 7/01/2014.......................       250,937
                                    250,000    Carriage Services, Inc., 7.875% due 1/15/2015................       254,375
                                    250,000    Corrections Corp. of America, 7.50% due 5/01/2011............       258,750
                                    250,000    FTI Consulting, Inc., 7.625% due 6/15/2013 (e)...............       257,500
                                    500,000    The Geo Group, Inc., 8.25% due 7/15/2013.....................       488,750
                                    250,000    HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (e).       240,000
                                    250,000    MSW Energy Holdings II LLC, 7.375% due 9/01/2010.............       256,875
                                    250,000    Mac-Gray Corp., 7.625% due 8/15/2015.........................       251,875
                                    250,000    United Rentals North America, Inc., 6.50% due 2/15/2012......       243,438
                                                                                                               -----------
                                                                                                                 3,506,250
--------------------------------------------------------------------------------------------------------------------------
Steel--0.5%                         250,000    Ucar Finance, Inc., 10.25% due 2/15/2012.....................       264,063
--------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.0%            154,000    Inmarsat Finance Plc, 7.625% due 6/30/2012...................       158,812
                                    500,000    Qwest Communications International, Inc.,
                                                 7.50% due 2/15/2014........................................       513,750
                                    250,000    Qwest Corp., 7.741% due 6/15/2013 (a)(e).....................       269,688
                                    140,000    Tele Norte Leste Participacoes SA Series B,
                                                 8% due 12/18/2013..........................................       148,400
                                                                                                               -----------
                                                                                                                 1,090,650
--------------------------------------------------------------------------------------------------------------------------
Transportation--1.8%                250,000    OMI Corp., 7.625% due 12/01/2013.............................       253,438
                                    500,000    Overseas Shipholding Group, 8.25% due 3/15/2013..............       528,750
                                    250,000    Progress Rail Services Corp., 7.75% due 4/01/2012 (e)........       255,938
                                                                                                               -----------
                                                                                                                 1,038,126
--------------------------------------------------------------------------------------------------------------------------
Utility--5.9%                       206,000    The AES Corp., 8.875% due 2/15/2011..........................       222,737
                                    828,000    ESI Tractebel Acquisition Corp. Series B,
                                                 7.99% due 12/30/2011.......................................       869,025
                                    243,475    FPL Energy National Wind, 6.125% due 3/25/2019 (e)...........       238,232
                                    206,000    NRG Energy, Inc., 8% due 12/15/2013..........................       229,690
                                    337,000    Nevada Power Co., 9% due 8/15/2013...........................       371,124
                                    250,000    NorthWestern Corp., 5.875% due 11/01/2014....................       250,470
                                    300,000    Reliant Energy, Inc., 6.75% due 12/15/2014...................       261,750
                                    500,000    SEMCO Energy, Inc., 7.75% due 5/15/2013......................       524,263

      --------------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury High Yield Portfolio
      Schedule of Investments as of December 31, 2005 (Concluded)
      ==========================================================================================================================
                                          Face
      Industry                           Amount                              Corporate Bonds                            Value
      --------------------------------------------------------------------------------------------------------------------------
      Utility                          $  250,000    Southern Natural Gas Co., 8.875% due 3/15/2010...............   $   267,179
      (concluded)                         248,321    Tenaska Alabama Partners LP, 7% due 6/30/2021 (e)............       249,820
                                                                                                                     -----------
                                                                                                                       3,484,290
      --------------------------------------------------------------------------------------------------------------------------
      Wireless                            425,000    American Towers, Inc., 7.25% due 12/01/2011..................       442,000
      Communications--2.0%                250,000    Digicel Ltd., 9.25% due 9/01/2012 (e)........................       256,875
                                          250,000    Rogers Wireless Communications, Inc.,
                                                       7.616% due 12/15/2010 (a)..................................       258,125
                                          238,000    SBA Telecommunications, Inc., 9.75% due 12/15/2011 (b).......       220,745
                                                                                                                     -----------
                                                                                                                       1,177,745
      --------------------------------------------------------------------------------------------------------------------------
                                                     Total Corporate Bonds
                                                     (Cost--$54,614,921)--92.5%                                       53,719,396
      --------------------------------------------------------------------------------------------------------------------------
                                          Shares
                                           Held                               Preferred Stocks
      --------------------------------------------------------------------------------------------------------------------------
      Broadcasting--0.4%                    6,000    Emmis Communications Corp. Class A, 6.25% (g)................       253,500
      --------------------------------------------------------------------------------------------------------------------------
      Telecommunications--0.0%                  8    PTV, Inc. Series A, 10% (i)..................................            17
      --------------------------------------------------------------------------------------------------------------------------
                                                     Total Preferred Stocks
                                                     (Cost--$251,434)--0.4%                                              253,517
      --------------------------------------------------------------------------------------------------------------------------
                                       Beneficial
                                        Interest                            Other Interests (f)
      --------------------------------------------------------------------------------------------------------------------------
      Airlines--0.5%                   $  708,795    US Airways Group, Inc. (Certificate of Beneficial Interest)..       297,694
      --------------------------------------------------------------------------------------------------------------------------
                                                     Total Other Interests
                                                     (Cost--$191,375)--0.5%                                              297,694
      --------------------------------------------------------------------------------------------------------------------------
                                                                           Short-Term Securities
      --------------------------------------------------------------------------------------------------------------------------
                                       $3,450,680    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (h)..     3,450,680
      --------------------------------------------------------------------------------------------------------------------------
                                                     Total Short-Term Securities
                                                     (Cost--$3,450,680)--5.9%                                          3,450,680
      --------------------------------------------------------------------------------------------------------------------------
                                                     Total Investments (Cost--$58,508,410*)--99.3%................    57,721,287
                                                     Other Assets Less Liabilities--0.7%..........................       426,066
                                                                                                                     -----------
                                                     Net Assets--100.0%...........................................   $58,147,353
                                                                                                                     ===========
      --------------------------------------------------------------------------------------------------------------------------
  *   The cost and unrealized appreciation (depreciation) of investments as of
      December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................................................................    $58,567,204
                                                                                                                     ===========
      Gross unrealized appreciation..............................................................................    $ 1,375,351
      Gross unrealized depreciation..............................................................................     (2,221,268)
                                                                                                                     -----------
      Net unrealized depreciation................................................................................    $  (845,917)
                                                                                                                     ===========

(a)   Floating rate note.

(b)   Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(c)   Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d)   Represents a pay-in-kind security which may pay interest in additional face.

(e)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(g)   Convertible security.

(h)   Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the
      Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------------------------------
                                                                                                           Net          Interest
      Affiliate                                                                                          Activity        Income
      --------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....................................       $668,655        $85,499
      --------------------------------------------------------------------------------------------------------------------------

  (i) Non-income producing security.

   o  For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

      --------------------------------------------------------------------------------------------------------------------------
      FAM Series Fund, Inc.
      Mercury High Yield Portfolio
      Portfolio Information as of December 31, 2005 (Unaudited)
      ==========================================================================================================================
                                                                                                                     Percent Of
                                                                                                                        Total
      Quality Ratings by S&P Rating/Moody's Rating                                                                   Investments
      --------------------------------------------------------------------------------------------------------------------------
      BBB/Baa....................................................................................................        0.7%
      BB/Ba......................................................................................................       25.7
      B/B........................................................................................................       51.3
      CCC/Caa....................................................................................................       12.1
      CC/Ca......................................................................................................        0.2
      C/C........................................................................................................        1.6
      NR (Not Rated).............................................................................................        1.5
      Other*.....................................................................................................        6.9
      --------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term securities, other interests and preferred stocks.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2005
==============================================================================================================================

                                      Face
                                     Amount                   U.S. Government & Agency Obligations                  Value
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         Fannie Mae Trust Series (a):
Obligations+--39.1%              $   351,518      2002-W11 Class AV1, 4.718% due 11/25/2032..................     $    351,586
                                   1,723,704      2003-27 Class FP, 4.679% due 6/25/2028.....................        1,731,089
                                   2,530,424      2003-33 Class LF, 4.729% due 7/25/2017.....................        2,540,259
                                   2,255,796      2003-34 Class FS, 4.779% due 1/25/2032.....................        2,265,937
                                   2,126,134      2003-41 Class YF, 4.679% due 6/25/2028.....................        2,130,784
                                   5,699,324      2003-65 Class NF, 4.729% due 9/25/2031.....................        5,720,450
                                                Freddie Mac Multiclass Certificates (a):
                                   4,220,931      Series 2564 Class OF, 4.77% due 2/15/2026..................        4,226,317
                                   4,022,061      Series 2594 Class DF, 4.77% due 12/15/2027.................        4,030,158
                                   3,815,918      Series 2614 Class EF, 4.87% due 12/15/2017.................        3,834,631
                                                Ginnie Mae Trust Series:
                                   4,520,000      2002-83 Class B, 4.695% due 12/16/2024.....................        4,456,459
                                  26,996,018      2002-83 Class IO, 1.574% due 10/16/2042 (b)................        1,341,980
                                  22,735,807      2002-94 Class XB, 2.349% due 11/16/2007 (b)................          314,793
                                   3,054,415      2003-17 Class C, 4.825% due 7/16/2031......................        2,975,951
                                  39,079,462      2003-17 Class IO, 1.24% due 3/16/2043 (b)..................        2,147,366
                                   2,664,553      2003-49 Class C, 4.485% due 10/16/2033.....................        2,517,104
                                   6,750,000      2003-108 Class C, 4.919% due 2/16/2034.....................        6,681,585
                                  21,059,454      2003-109 Class IO, 1.098% due 11/16/2043 (b)...............        1,066,400
                                  15,211,425      2004-9 Class IO, 1.383% due 3/16/2034 (b)..................          805,562
                                  23,748,318      2004-43 Class IO, 1.121% due 6/16/2044 (b).................        1,193,828
                                   1,871,967      2004-43 Class Z, 4.50% due 6/16/2044.......................        1,602,403
                                   1,907,185      2004-45 Class Z, 5.746% due 6/16/2045......................        2,079,732
                                  34,451,572      2004-57 Class IO, 1.13% due 7/16/2044 (b)..................        1,796,994
                                   3,353,147      2004-77 Class AB, 4.368% due 11/16/2030....................        3,255,149
                                  85,278,056      2004-77 Class IO, 1.065% due 9/16/2044 (b).................        4,420,814
                                   2,000,000      2005-9 Class C, 4.917% due 2/16/2032.......................        1,955,177
                                   1,767,347      2005-12 Class A, 4.044% due 5/16/2021......................        1,728,054
                                   1,483,556      2005-50 Class A, 4.015% due 11/16/2010.....................        1,446,842
                                   3,000,000      2005-90 Class A, 3.76% due 9/16/2028.......................        2,896,500
------------------------------------------------------------------------------------------------------------------------------
                                                Total Collateralized Mortgage Obligations
                                                (Cost--$70,490,066)                                                 71,513,904
------------------------------------------------------------------------------------------------------------------------------
Freddie Mac Sovereign              2,000,000    Federal Home Loan Bank System,
Agency Obligations--1.1%                           3.875% due 1/15/2010......................................        1,937,690
------------------------------------------------------------------------------------------------------------------------------
                                                Total Freddie Mac Sovereign Agency Obligations
                                                (Cost--$1,984,392)                                                   1,937,690
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                 Fannie Mae Guaranteed Pass-Through Certificates:
Securities+--32.0%                 4,380,474      4.50% due 8/01/2035--9/01/2018.............................        4,140,121
                                   2,948,620      5% due 8/01/2035...........................................        2,857,090
                                   3,520,638      5.121% due 11/01/2035 (a)..................................        3,520,154
                                   2,024,016      5.168% due 11/01/2035 (a)..................................        2,024,457
                                   1,593,865      5.299% due 9/01/2035 (a)...................................        1,591,244
                                     420,955      6% due 4/01/2017...........................................          430,304
                                   2,076,700      6.50% due 1/01/2032--11/01/2032............................        2,134,324
                                   1,304,624      7% due 3/01/2029--2/01/2032................................        1,362,212
                                     588,751      7.50% due 6/01/2030--4/01/2031.............................          617,019
                                     325,756      8% due 4/01/2030--10/01/2032...............................          347,995
                                                Freddie Mac Mortgage Participation Certificates:
                                   4,484,127      5% due 9/01/2019--1/15/2021 (c)............................        4,439,197
                                     785,944      5.50% due 6/01/2017........................................          791,292
                                   9,672,929      5.50% due 3/01/2035--1/15/2036 (c).........................        9,582,526
                                   4,010,030      6% due 4/01/2017--8/01/2034................................        4,059,976
                                     449,317      6.50% due 3/01/2016........................................          461,781
                                     153,017      7% due 4/01/2032...........................................          159,412
                                      92,852      8% due 3/01/2030--6/01/2031.................................          99,030

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==============================================================================================================================

                                      Face
                                     Amount                   U.S. Government & Agency Obligations                  Value
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                 Ginnie Mae MBS Certificates:
Securities                       $ 1,377,102      4.55% due 11/15/2006.......................................     $  1,311,487
(concluded)                        7,808,400      5.13% due 4/01/2044--3/15/2046.............................        7,770,543
                                   4,960,000      5.25% due 9/30/2045........................................        4,981,725
                                   2,568,596      5.525% due 12/15/2035--4/01/2044...........................        2,633,047
                                   3,124,740      5.47% due 6/15/2006........................................        3,190,132
                                      12,406      6% due 2/15/2033...........................................           12,718
------------------------------------------------------------------------------------------------------------------------------
                                                Total Mortgage-Backed Securities
                                                (Cost--$59,053,194)                                                 58,517,786
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds &                           U.S. Treasury Bonds:
Notes--12.8%                       1,100,000      8.125% due 8/15/2019.......................................        1,492,305
                                   4,820,000      7.25% due 8/15/2022........................................        6,276,922
                                   2,310,000      6.25% due 8/15/2023 .......................................        2,758,466
                                                U.S. Treasury Notes:
                                   3,000,000      3.875% due 7/31/2007.......................................        2,975,625
                                   5,000,000      2.625% due 5/15/2008.......................................        4,803,125
                                   1,000,000      4.375% due 11/15/2008......................................        1,000,156
                                   4,000,000      4.50% due 11/15/2010.......................................        4,021,564
------------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Treasury Bonds & Notes
                                                (Cost--$22,698,046)                                                 23,328,163
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation            2,128,696    U.S. Treasury Inflation Indexed Bonds,
Indexed Bonds--1.2%                               3.50% due 1/15/2011........................................        2,274,884
------------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Treasury Inflation Indexed Bonds
                                                (Cost--$2,140,922)                                                   2,274,884
------------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government & Agency Obligations
                                                (Cost--$156,366,620)--86.2%                                        157,572,427
------------------------------------------------------------------------------------------------------------------------------

                                                          Non-U.S. Government & Agency Obligations
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage            3,050,186    ACE Securities Corp. Series 2005-RM1 Class A2A,
Obligations+--13.1%                               4.509% due 3/25/2035 (a)...................................        3,050,730
                                   4,845,658    CS First Boston Mortgage Securities Corp. Series 2005-TFLA
                                                  Class A1, 4.51% due 2/15/2020 (a)(d).......................        4,845,643
                                   2,728,516    Countrywide Home Loan Mortgage Pass Through Trust
                                                  Series 2003-10 Class A6, 4.729% due 5/25/2033 (a)..........        2,731,951
                                     254,773    GS Mortgage Securities Corp. II Series 2003-FL6A
                                                  Class A1, 4.27% due 11/15/2015 (a).........................          254,756
                                   3,750,000    Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
                                                  Class A2, 4.568% due 10/05/2020 (a)(d).....................        3,750,000
                                   5,715,494    Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 4.729% due 8/25/2035 (a).........................        5,707,578
                                   3,124,107    Residential Asset Securitization Trust Series 2003-A8
                                                  Class A2, 4.729% due 10/25/2018 (a)........................        3,116,136
                                     474,858    Washington Mutual Series 2002-AR19 Class A8,
                                                  4.556% due 2/25/2033.......................................          468,819
------------------------------------------------------------------------------------------------------------------------------
                                                Total Non-U.S. Government & Agency Obligations
                                                (Cost--$23,918,919)--13.1%                                          23,925,613
------------------------------------------------------------------------------------------------------------------------------

                                                                  Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
Repurchase                        14,700,000    Credit Suisse LLC, purchased on 12/30/2005 to yield
Agreement--8.0%                                   4.25% to 1/03/2006 repurchase price $14,706,847,
                                                  collateralized by Federal Home Loan Bank,
                                                  4.866% due 9/01/2034.......................................       14,700,000
------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$14,700,000)--8.0%                                           14,700,000
------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$194,985,539)--107.3%                                       196,198,040
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==============================================================================================================================

                                    Number of
Options                             Contracts                                 Issue                                 Value
------------------------------------------------------------------------------------------------------------------------------
Call Option Written -- 0.0%             11++    Consumer Price Index (CPI) Linked Floor at 1%,
                                                  expiring April 2009
                                                  Broker Morgan Stanley Capital Services, Inc................     $    (16,800)
------------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$16,800)--(0.0%)                                   (16,800)
------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost--$194,968,739*)--107.3%................................      196,181,240
                                                Liabilities in Excess of Other Assets--(7.3%)................      (13,281,567)
                                                                                                                  ------------
                                                Net Assets--100.0%...........................................     $182,899,673
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

 *    The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost.........................................................................................     $195,129,122
                                                                                                                  ============
      Gross unrealized appreciation..........................................................................     $  2,668,004
      Gross unrealized depreciation..........................................................................       (1,615,886)
                                                                                                                  ------------
      Net unrealized appreciation............................................................................     $  1,052,118
                                                                                                                  ============

 +    Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a)   Floating rate note.

(b)   Securities which receive some or all of the interest portion of the underlying collateral and little or no principal.
      Interest only securities have either a nominal or a notional amount of principal.

(c)   Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(d)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 o    Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the
      Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                       Net           Interest
      Affiliate                                                                                     Activity          Income
      ------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series..............................             --            $2,560
      ------------------------------------------------------------------------------------------------------------------------
o     Swap contracts outstanding as of December 31, 2005 were as follows:
      ------------------------------------------------------------------------------------------------------------------------
                                                                                                    Notional        Unrealized
                                                                                                     Amount        Appreciation
      ------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on
      1-month LIBOR minus 0.02%

      Broker, UBS Warburg
      Expires January 2006                                                                        $21,000,000               --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on
      1-month LIBOR minus 0.01%

      Broker, UBS Warburg
      Expires March 2006                                                                          $ 5,000,000               --

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)
==============================================================================================================================

                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month
LIBOR minus 0.12%

Broker, Lehman Brothers Special Finance
Expires May 2006                                                                                $27,000,000                 --

Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires May 2007                                                                                $ 1,610,000           $ 33,716

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected Securities
(TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                                                            $ 2,225,000            (90,886)

Pay a fixed rate of 4.83% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires May 2014                                                                                $17,200,000             95,444

------------------------------------------------------------------------------------------------------------------------------
Total......................................................................................................           $ 38,274
                                                                                                                      ========
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Portfolio Information as of December 31, 2005 (Unaudited)
==============================================================================================================================
                                                                                                                   Percent of
                                                                                                                      Total
Asset Mix                                                                                                          Investments
------------------------------------------------------------------------------------------------------------------------------
Collaterialized Mortgage Obligations....................................................................              48.6%
Mortgage-Backed Securities..............................................................................              29.8
U.S. Treasury Bonds and Notes...........................................................................              11.9
U.S. Treasury Inflation Indexed Bonds...................................................................               1.2
Freddie Mac Sovereign Agency Obligations................................................................               1.0
Other*..................................................................................................               7.5
------------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2005
==============================================================================================================================

                                      Shares
Industry                               Held                              Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Aerospace &                           58,000    Boeing Co. ..................................................  $     4,073,920
Defense--3.5%                         60,000    Lockheed Martin Corp. .......................................        3,817,800
                                      48,000    Northrop Grumman Corp. ......................................        2,885,280
                                                                                                                  ------------
                                                                                                                    10,777,000
------------------------------------------------------------------------------------------------------------------------------
Airlines--1.0%                       144,000    AMR Corp. (a) ...............................................        3,201,120
------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.3%                    133,000    Ford Motor Co. ..............................................        1,026,760
------------------------------------------------------------------------------------------------------------------------------
Beverages--1.6%                      124,000    The Coca-Cola Co. ...........................................        4,998,440
------------------------------------------------------------------------------------------------------------------------------
Biotechnology--2.9%                   70,000    Amgen, Inc. (a) .............................................        5,520,200
                                      63,000    Gilead Sciences, Inc. (a) ...................................        3,315,690
                                                                                                                  ------------
                                                                                                                     8,835,890
------------------------------------------------------------------------------------------------------------------------------
Capital Markets--3.8%                231,000    The Charles Schwab Corp. ....................................        3,388,770
                                      34,000    Goldman Sachs Group, Inc. ...................................        4,342,140
                                      31,000    Lehman Brothers Holdings, Inc. ..............................        3,973,270
                                                                                                                  ------------
                                                                                                                    11,704,180
------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.5%                       27,000    Eastman Chemical Co. ........................................        1,392,930
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.5%                31,000    Bank of America Corp. .......................................        1,430,650
------------------------------------------------------------------------------------------------------------------------------
Communications                       336,000    Cisco Systems, Inc. (a) .....................................        5,752,320
Equipment--3.3%                      194,000    Motorola, Inc. ..............................................        4,382,460
                                                                                                                  ------------
                                                                                                                    10,134,780
------------------------------------------------------------------------------------------------------------------------------
Computers &                           63,000    Apple Computer, Inc. (a) ....................................        4,529,070
Peripherals--5.6%                    153,000    Dell, Inc. (a) ..............................................        4,588,470
                                     178,000    Hewlett-Packard Co. .........................................        5,096,140
                                       4,000    International Business Machines Corp. .......................          328,800
                                      78,000    NCR Corp. (a) ...............................................        2,647,320
                                                                                                                  ------------
                                                                                                                    17,189,800
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                 64,000    Citigroup, Inc. .............................................        3,105,920
Services--1.1%                         8,000    JPMorgan Chase & Co. ........................................          317,520
                                                                                                                  ------------
                                                                                                                     3,423,440
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.0%              74,000    Edison International ........................................        3,227,140
------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.1%            55,000    Rockwell Automation, Inc. ...................................        3,253,800
------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &               101,000    Agilent Technologies, Inc. (a) ..............................        3,362,290
Instruments--1.1%
------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing--1.1%        42,000    Whole Foods Market, Inc. ....................................        3,250,380
------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &               51,000    Becton Dickinson & Co. ......................................        3,064,080
Supplies--1.0%
------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &               40,000    Aetna, Inc. New Shares ......................................        3,772,400
Services--10.6%                       76,000    AmerisourceBergen Corp. .....................................        3,146,400
                                      71,000    Caremark Rx, Inc. (a) .......................................        3,677,090
                                      29,000    Cigna Corp. .................................................        3,239,300
                                      39,000    Express Scripts, Inc. (a) ...................................        3,268,200
                                      65,000    HCA, Inc. ...................................................        3,282,500
                                      66,000    Humana, Inc. (a) ............................................        3,585,780
                                      68,000    McKesson Corp. ..............................................        3,508,120
                                      83,000    UnitedHealth Group, Inc. ....................................        5,157,620
                                                                                                                  ------------
                                                                                                                    32,637,410
------------------------------------------------------------------------------------------------------------------------------
Household Durables--2.6%              45,000    Beazer Homes USA, Inc. ......................................        3,277,800
                                       3,000    NVR, Inc. (a) ...............................................        2,106,000
                                      38,000    Ryland Group, Inc. ..........................................        2,740,940
                                                                                                                  ------------
                                                                                                                     8,124,740
------------------------------------------------------------------------------------------------------------------------------
Household Products--0.6%              29,000    Procter & Gamble Co. ........................................        1,678,520
------------------------------------------------------------------------------------------------------------------------------
IT Services--2.2%                     24,000    CheckFree Corp. (a) .........................................        1,101,600
                                      55,000    Computer Sciences Corp. (a) .................................        2,785,200
                                      68,000    Fiserv, Inc. (a) ............................................        2,942,360
                                                                                                                  ------------
                                                                                                                     6,829,160
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==============================================================================================================================

                                      Shares
Industry                               Held                              Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Industrial                           172,000    General Electric Co. ........................................  $     6,028,600
Conglomerates--2.0%
------------------------------------------------------------------------------------------------------------------------------
Insurance--7.9%                       10,000    American International Group, Inc. ..........................          682,300
                                      34,000    Chubb Corp. (d) .............................................        3,320,100
                                      11,000    Hartford Financial Services Group, Inc. .....................          944,790
                                      67,000    Metlife, Inc. ...............................................        3,283,000
                                      17,000    The Progressive Corp. .......................................        1,985,260
                                      55,000    Prudential Financial, Inc. ..................................        4,025,450
                                      53,000    Safeco Corp. ................................................        2,994,500
                                      86,000    The St. Paul Travelers Cos., Inc. (d) .......................        3,841,620
                                     139,000    UnumProvident Corp. (d) .....................................        3,162,250
                                                                                                                  ------------
                                                                                                                    24,239,270
------------------------------------------------------------------------------------------------------------------------------
Media--0.2%                           18,000    Viacom, Inc. Class B (a) ....................................          586,800
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--3.1%                 64,000    Freeport-McMoRan Copper & Gold, Inc. Class B (d) ............        3,443,200
                                      52,000    Nucor Corp. .................................................        3,469,440
                                      18,000    Phelps Dodge Corp. ..........................................        2,589,660
                                                                                                                  ------------
                                                                                                                     9,502,300
------------------------------------------------------------------------------------------------------------------------------
Multiline Retail--2.2%                63,000    JC Penney Co., Inc. .........................................        3,502,800
                                      88,000    Nordstrom, Inc. .............................................        3,291,200
                                                                                                                  ------------
                                                                                                                     6,794,000
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                 24,000    Amerada Hess Corp. (d) ......................................        3,043,680
Fuels--18.7%                          39,000    Anadarko Petroleum Corp. ....................................        3,695,250
                                      35,000    Apache Corp. ................................................        2,398,200
                                      46,000    Burlington Resources, Inc. ..................................        3,965,200
                                     105,000    Chesapeake Energy Corp. (d) .................................        3,331,650
                                      21,231    Chevron Corp. ...............................................        1,205,284
                                      78,000    ConocoPhillips ..............................................        4,538,040
                                      59,000    Devon Energy Corp. ..........................................        3,689,860
                                     197,000    Exxon Mobil Corp. ...........................................       11,065,490
                                      36,000    Kerr-McGee Corp. (d) ........................................        3,270,960
                                      58,000    Marathon Oil Corp. ..........................................        3,536,260
                                      48,000    Occidental Petroleum Corp. ..................................        3,834,240
                                      44,000    Sunoco, Inc. (d) ............................................        3,448,720
                                      44,000    Tesoro Corp. ................................................        2,708,200
                                      74,000    Valero Energy Corp. .........................................        3,818,400
                                                                                                                  ------------
                                                                                                                    57,549,434
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--4.1%                 34,000    Allergan, Inc. ..............................................        3,670,640
                                      49,000    Johnson & Johnson ...........................................        2,944,900
                                     264,000    Pfizer, Inc. ................................................        6,156,480
                                                                                                                  ------------
                                                                                                                    12,772,020
------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     271,000    Intel Corp. .................................................        6,764,160
Semiconductor                         81,000    Lam Research Corp. (a) ......................................        2,890,080
Equipment--5.9%                       35,000    National Semiconductor Corp. ................................          909,300
                                      91,000    Nvidia Corp. (a) ............................................        3,326,960
                                     138,000    Texas Instruments, Inc. (d) .................................        4,425,660
                                                                                                                  ------------
                                                                                                                    18,316,160
------------------------------------------------------------------------------------------------------------------------------
Software--7.4%                        76,000    Autodesk, Inc. ..............................................        3,264,200
                                     329,000    BEA Systems, Inc. (a)(d) ....................................        3,092,600
                                      14,000    Computer Associates International, Inc. .....................          394,660
                                     130,000    Compuware Corp. (a) .........................................        1,166,100
                                      63,000    Intuit, Inc. (a) ............................................        3,357,900
                                      97,000    McAfee, Inc. (a) ............................................        2,631,610
                                     115,000    Microsoft Corp. .............................................        3,007,250
                                     221,000    Oracle Corp. (a) ............................................        2,698,410
                                     120,000    Red Hat, Inc. (a)(d) ........................................        3,268,800
                                                                                                                  ------------
                                                                                                                    22,881,530
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)
==============================================================================================================================

                                      Shares
Industry                               Held                              Common Stocks                               Value
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail--3.0%                16,000    American Eagle Outfitters ...................................     $    367,680
                                      68,000    Best Buy Co., Inc. (d) ......................................        2,956,640
                                      66,000    Chico's FAS, Inc. (a) .......................................        2,899,380
                                     138,000    Staples, Inc. (d) ...........................................        3,133,980
                                                                                                                  ------------
                                                                                                                     9,357,680
------------------------------------------------------------------------------------------------------------------------------
Tobacco--0.2%                         10,000    Altria Group, Inc............................................          747,200
------------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks (Cost--$263,091,763)--100.1%                   308,317,504
------------------------------------------------------------------------------------------------------------------------------
                                  Beneficial
                                   Interest                           Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
                                 $     2,167    Merrill Lynch Liquidity Series, LLC Cash Sweeps Series I (b)....         2,167
                                  27,681,350    Merrill Lynch Liquidity Series, LLC Money Market Series (b)(c)..    27,681,350
------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities (Cost--$27,683,517)--9.0%...........    27,683,517
------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$290,775,280*)--109.1%.................   336,001,021
                                                Liabilities in Excess of Other Assets--(9.1%)...................   (28,054,937)
                                                                                                                  ------------
                                                Net Assets--100.0%..............................................  $307,946,084
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
*     The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................................................................     $292,203,679
                                                                                                                  ============
      Gross unrealized appreciation .........................................................................     $ 54,718,647
      Gross unrealized depreciation .........................................................................      (10,921,305)
                                                                                                                  ------------
      Net unrealized appreciation ...........................................................................     $ 43,797,342
                                                                                                                  ============

(a)   Non-income producing security.

(b)   Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment
      Company Act of 1940, were as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Net             Interest
      Affiliate                                                                                    Activity            Income
------------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I..............................       $     2,167          $18,584
      Merrill Lynch Liquidity Series, LLC Money Market Series..............................       $16,709,150          $13,654
------------------------------------------------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.

(d)   Security, or a portion of security, is on loan.

o     For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Portfolio Information as of December 31, 2005 (Unaudited)
==============================================================================================================================
                                                                                                                   Percent of
                                                                                                                      Total
Sector Representation                                                                                              Investments
------------------------------------------------------------------------------------------------------------------------------
Information Technology ............................................................................                    23.4%
Energy ............................................................................................                    17.1
Health Care .......................................................................................                    17.1
Financials ........................................................................................                    12.2
Consumer Discretionary ............................................................................                     7.7
Industrials .......................................................................................                     6.9
Materials .........................................................................................                     3.2
Consumer Staples ..................................................................................                     3.2
Utilities .........................................................................................                     1.0
Other* ............................................................................................                     8.2
------------------------------------------------------------------------------------------------------------------------------

*     Includes Portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
      Portfolio management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

----------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of December 31, 2005
==================================================================================================================================
                                 Face                                                           Interest   Maturity
                                Amount                                 Issue                      Rate*      Date          Value
----------------------------------------------------------------------------------------------------------------------------------
Bank Notes--3.9%            $ 4,000,000    Bank of America, NA (b).............................   4.31%     8/10/2006 $  4,000,000
                              5,000,000    Bank of America, NA (b).............................   4.315     1/16/2007    5,000,000
                              3,000,000    LaSalle Bank, NA....................................   4.10      7/26/2006    2,987,388
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Bank Notes (Cost--$12,000,000)................                         11,987,388
----------------------------------------------------------------------------------------------------------------------------------
Certificate of Deposit--      1,500,000    BNP Paribas, New York Branch........................   4.395    10/04/2006    1,495,592
Euro--2.3%                    3,000,000    Calyon..............................................   3.86      7/05/2006    2,990,601
                              2,500,000    Calyon..............................................   4.365    10/03/2006    2,492,168
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Certificate of Deposit--Euro
                                           (Cost--$7,000,000)                                                            6,978,361
----------------------------------------------------------------------------------------------------------------------------------
Certificate of Deposit--      7,000,000    Canadian Imperial Bank of Commerce,
Yankee--3.0%                                 NY (b)............................................   4.429     1/12/2007    7,000,000
                              2,000,000    Toronto-Dominion Bank, NY...........................   3.815     6/20/2006    1,991,746
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Certificate of Deposit--Yankee
                                           (Cost--$9,000,045)                                                            8,991,746
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--54.3%       9,323,000    Bryant Park Funding LLC.............................   4.30      1/09/2006    9,316,319
                              4,677,000    Bryant Park Funding LLC.............................   4.30      1/20/2006    4,667,481
                              6,454,000    CC (USA) Inc. (Centauri)............................   4.22      2/06/2006    6,427,980
                              7,000,000    Ciesco, LLC.........................................   4.37      2/22/2006    6,957,514
                              2,276,000    Clipper Receivables LLC.............................   4.30      1/18/2006    2,271,922
                             11,000,000    Clipper Receivables LLC.............................   4.30      1/24/2006   10,972,344
                             14,000,000    Compass Securitization LLC..........................   4.25      1/05/2006   13,996,694
                              5,000,000    Deutsche Bank Financial, Inc........................   4.39      1/03/2006    5,000,000
                             12,600,000    Dexia Delaware LLC..................................   4.29      2/03/2006   12,555,980
                              8,000,000    FCAR Owner Trust....................................   4.30      1/10/2006    7,993,311
                              4,000,000    FCAR Owner Trust....................................   4.28      1/17/2006    3,993,342
                              9,000,000    Greyhawk Funding LLC................................   4.27      1/04/2006    8,998,932
                              4,584,000    Greyhawk Funding LLC................................   4.25      1/24/2006    4,572,636
                              9,696,000    HBOS Treasury Services Plc..........................   4.34      2/03/2006    9,659,764
                              2,910,000    Jupiter Securitization Corp.........................   4.28      1/04/2006    2,909,654
                              1,550,000    Morgan Stanley (b)..................................   4.33      2/21/2006    1,550,000
                              1,500,000    Morgan Stanley (b)..................................   4.33      3/03/2006    1,500,000
                             14,819,000    New Center Asset Trust..............................   4.30      1/30/2006   14,771,236
                              2,015,000    Nordea North America, Inc...........................   4.21      1/20/2006    2,011,212
                              4,679,000    Ranger Funding Co. LLC..............................   4.31      1/19/2006    4,669,996
                              5,000,000    Scandinaviska Enskilde Banken AB....................   4.359    11/29/2006    4,999,773
                              6,000,000    Sheffield Receivables Corp..........................   4.27      1/04/2006    5,999,288
                              9,849,000    Solitaire Funding LLC...............................   4.31      1/23/2006    9,825,417
                              4,768,000    Surrey Funding Corp.................................   4.22      1/23/2006    4,757,032
                              3,662,000    Thunder Bay Funding LLC.............................   4.31      1/17/2006    3,655,862
                              1,000,000    White Pine Corp. LLC................................   4.25      2/06/2006      995,968
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Commercial Paper
                                           (Cost--$165,027,066)                                                        165,029,657
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--1.3%         1,000,000    Bank of Ireland.....................................   4.34      1/19/2007    1,000,000
                              3,000,000    National City Bank, Ohio............................   2.50      4/17/2006    2,981,688
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Corporate Bond
                                           (Cost--$3,989,277)                                                            3,981,688
----------------------------------------------------------------------------------------------------------------------------------
Funding Agreements--8.4%      3,000,000    General Electric Capital Assurance
                                             Co. (a)(b)........................................   4.381    10/02/2006    3,000,000
                              9,000,000    Jackson National Life Insurance
                                             Co. (a)(b)........................................   4.371     5/01/2006    9,000,000
                              3,000,000    Monumental Life Insurance
                                             Co. (a)(b)........................................   4.436    11/16/2006    3,000,000
                             10,500,000    Monumental Life Insurance
                                             Co. (a)(b)........................................   4.451    11/22/2006   10,500,000
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Funding Agreements
                                           (Cost--$25,500,000)                                                          25,500,000
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of December 31, 2005 (Continued)
==================================================================================================================================
                                 Face                                                           Interest   Maturity
                                Amount                                 Issue                      Rate*      Date          Value
----------------------------------------------------------------------------------------------------------------------------------
Master Notes--0.9%          $ 2,700,000    Beta Finance Inc....................................   3.045%    1/05/2006 $  2,700,000
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Master Notes
                                           (Cost--$2,699,974)                                                            2,700,000
----------------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes--8.5%       7,000,000    General Electric Capital Corp. (b)..................   4.47      1/17/2007    7,000,000
                              4,100,000    Goldman Sachs Group, Inc. (b).......................   4.389     1/15/2007    4,100,000
                              3,000,000    HSBC Finance Corp. (b)..............................   4.369     1/24/2007    3,000,000
                              1,300,000    MetLife Funding, Inc. (b)...........................   4.31      1/05/2007    1,300,000
                              1,750,000    MetLife Funding, Inc. (b)...........................   4.429     1/15/2007    1,750,000
                              2,000,000    Northern Rock Plc (b)...............................   4.498     1/09/2007    2,000,000
                              2,500,000    Permanent Financing Plc (b).........................   4.32      3/10/2006    2,500,000
                              2,700,000    Procter & Gamble Co. (b)............................   4.45      1/10/2007    2,700,000
                              1,575,000    Stanfield Victoria Finance Ltd......................   4.315    12/15/2006    1,574,630
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Medium-Term Notes
                                           (Cost--$25,924,630)                                                          25,924,630
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government, Agency &     1,250,000    Fannie Mae..........................................   2.25      2/28/2006    1,245,741
Instrumentality               1,000,000    Fannie Mae..........................................   3.00      9/20/2006      988,295
Obligations--                 5,000,000    Federal Farm Credit Banks (b).......................   4.29      2/21/2006    4,999,866
Non-Discount--12.6%           5,000,000    Federal Home Loan Bank System (b)...................   4.195     5/10/2006    4,999,295
                              5,000,000    Federal Home Loan Bank System (b)...................   4.25      5/19/2006    4,999,810
                              2,500,000    Federal Home Loan Bank System (b)...................   3.25      7/21/2006    2,481,523
                              4,000,000    Federal Home Loan Bank System (b)...................   4.26      8/21/2006    3,998,499
                              2,850,000    Federal Home Loan Bank System (b)...................   3.80     12/29/2006    2,823,353
                              1,000,000    Federal Home Loan Bank System.......................   3.45      1/10/2007      986,933
                              1,000,000    Federal Home Loan Bank System.......................   4.00      6/13/2007      988,271
                                750,000    Federal Home Loan Bank System.......................   4.21      9/14/2007      742,862
                              1,350,000    Federal Home Loan Bank System.......................   4.85     11/09/2007    1,350,059
                              2,200,000    Freddie Mac.........................................   3.82      7/14/2006    2,190,329
                              1,400,000    Freddie Mac.........................................   4.45      9/28/2007    1,385,334
                                700,000    Freddie Mac.........................................   4.595    10/05/2007      696,609
                                800,000    Freddie Mac.........................................   4.625    10/05/2007      796,124
                              1,000,000    Freddie Mac.........................................   4.655    10/11/2007      992,409
                                700,000    Freddie Mac.........................................   4.705    10/11/2007      697,624
                              1,000,000    Freddie Mac.........................................   4.75     10/24/2007      997,314
----------------------------------------------------------------------------------------------------------------------------------
                                           Total U.S. Government, Agency &
                                           Instrumentality Obligations--Non-Discount
                                           (Cost--$38,477,618)                                                          38,360,250
----------------------------------------------------------------------------------------------------------------------------------
Repurchase                   13,300,000    UBS Securities LLC, purchased on
Agreement--4.4%                              12/30/2005 to yield 4.27% to 1/03/2006,
                                             repurchase price of $13,006,083
                                             collateralized by U.S. Treasury STRIP***,
                                             due 1/15/2016-1/15/2029 and U.S. Treasury
                                             STRIP*** Principal only 8.625%--9.375%
                                             due 7/15/2020-1/15/2021                                                    13,300,000
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Repurchase Agreement
                                           (Cost--$13,300,000)                                                          13,300,000
----------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments
                                           (Cost--$302,918,610**)--99.6%.......................                        302,753,720
                                           Other Assets Less Liabilities--0.4%.................                          1,245,553
                                                                                                                      ------------
                                           Net Assets--100.0%..................................                       $303,999,273
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of December 31, 2005 (Concluded)
==================================================================================================================================

  *   Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown payable at fixed or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2005.

 **   Cost for federal income tax purposes.

***   Separately Traded Registered Interest and Principle of Security.

(a)   Restricted securities as to resale, representing 8.4% of net assets were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Acquisition Date      Cost          Value
--------------------------------------------------------------------------------------------------------------------------------
      General Electric Capital Assurance Co., 4.381% due 10/02/2006...............      10/03/2005     $ 3,000,000   $ 3,000,000
      Jackson National Life Insurance Co., 4.371% due 5/01/2006...................       5/02/2005       9,000,000     9,000,000
      Monumental Life Insurance Co., 4.436% due 11/16/2006........................      11/17/2005       3,000,000     3,000,000
      Monumental Life Insurance Co., 4.451% due 11/22/2006........................      10/26/2005      10,500,000    10,500,000
--------------------------------------------------------------------------------------------------------------------------------
      Total.......................................................................                     $25,500,000   $25,500,000
                                                                                                       ===========   ===========
--------------------------------------------------------------------------------------------------------------------------------

(b)   Variable rate notes.

      See Notes to Financial Statements.

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Assets and Liabilities as of December 31, 2005
================================================================================

                                                         Mercury          Mercury          Mercury          Mercury
                                                        Balanced           Core          Fundamental        Global
                                                         Capital           Bond            Growth         Allocation
                                                        Strategy         Strategy         Strategy         Strategy
                                                        Portfolio        Portfolio        Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------

      Assets:
      Investments in unaffiliated
        securities, at value*+++ .................   $ 801,033,365    $ 136,885,892    $ 250,603,698    $ 232,504,607
      Investments in affiliated
        securities, at value++++++ ...............      90,743,554        5,137,500       40,960,563       30,074,108
      Options purchased, at value+++++ ...........         108,355           50,010               --           27,260
      Unrealized appreciation on swaps ...........         197,161          111,364               --               --
      Unrealized appreciation on forward
        foreign exchange contracts ...............              --               --               --          182,957
      Cash .......................................         231,910           20,456               --           40,557
      Foreign cash++++ ...........................              --               --               --        3,199,776
      Receivable for securities sold .............      11,800,605        2,364,471               --               --
      Interest receivable ........................       1,901,663          926,092               --          834,938
      Dividends receivable .......................         854,344            7,875          323,236          278,590
      Receivable for capital shares sold .........              --          207,692               --            1,615
      Receivable for variation margin ............          54,828           26,465               --               --
      Receivable for paydowns ....................           1,833              917               --               --
      Receivable for securities lending ..........           2,565            1,017            2,361               40
      Receivable for swaps .......................         900,481          375,740               --               --
      Receivable for options written .............              --               --               --           18,502
      Swaps premiums paid ........................          17,500            7,747               --               --
      Prepaid expenses and other assets ..........          14,870            1,469            2,902           23,157
                                                     -------------    -------------    -------------    -------------
        Total assets .............................     907,863,034      146,124,707      291,892,760      267,186,107
                                                     -------------    -------------    -------------    -------------
      Liabilities:
      Collateral on securities loaned,
        at value .................................      13,275,000        5,137,500       31,430,650               --
      Unrealized depreciation on swaps ...........         605,582          260,264               --            3,140
      Unrealized depreciation on forward
        foreign exchange contracts ...............           2,646            1,158               --               --
      Options written, at value++ ................         297,397          134,260               --        2,053,436
      Payable for securities purchased ...........      45,170,701       16,633,900        2,559,402        1,575,212
      Payable to custodian .......................              --               --               --               --
      Payable for capital shares redeemed ........         504,149            6,569          722,760          240,846
      Payable for variation margin ...............              --               --               --           51,899
      Payable for swaps ..........................           8,963           20,383               --              175
      Payable for dividends and distributions
        to shareholders ..........................              --          961,803               --               --
      Payable to investment adviser--net .........         221,251           30,442           68,004           65,561
      Swap premiums received .....................          84,000           48,176               --               --
      Payable for other affiliates ...............          10,287            2,620            4,089            3,840
      Deferred foreign capital gain tax ..........              --               --           11,535           21,339
      Accrued expenses and other liabilities .....         162,788           49,546           36,891          113,690
                                                     -------------    -------------    -------------    -------------
        Total liabilities ........................      60,342,764       23,286,621       34,833,331        4,129,138
                                                     -------------    -------------    -------------    -------------
      Net Assets .................................   $ 847,520,270    $ 122,838,086    $ 257,059,429    $ 263,056,969
                                                     =============    =============    =============    =============
      Net Assets Consist of:
      Undistributed (accumulated distributions
        in excess of) investment income--net .....   $    (285,419)   $    (219,853)   $     (12,839)   $  (1,379,122)
      Undistributed (accumulated)
        realized capital gains (losses)--net .....    (105,860,946)        (655,962)    (140,509,355)       2,781,055
      Unrealized appreciation (depreciation)--net       66,512,944         (152,415)      36,985,622       39,282,213
                                                     -------------    -------------    -------------    -------------
      Total accumulated earnings (losses)--net ...     (39,633,421)      (1,028,230)     103,536,572       40,684,146
                                                     -------------    -------------    -------------    -------------
      Common Stock, $.10 par value+ ..............       5,953,384        1,072,491        1,133,068        1,608,762
      Paid-in capital in excess of par ...........     881,200,307      122,793,825      359,462,933      220,764,061
                                                     -------------    -------------    -------------    -------------
      Net Assets .................................   $ 847,520,270    $ 122,838,086    $ 257,059,429    $ 263,056,969
                                                     =============    =============    =============    =============
      Capital shares outstanding .................      59,533,844       10,724,911       11,330,677       16,087,619
                                                     =============    =============    =============    =============
      Net asset value, offering and redemption
        price per share ..........................   $       14.24    $       11.45    $       22.69    $       16.35
                                                     =============    =============    =============    =============
     *Identified cost for unaffiliated securities    $ 733,615,656    $ 136,672,937    $ 213,606,541    $ 192,558,163
                                                     =============    =============    =============    =============
     +Authorized shares ..........................     300,000,000      100,000,000      100,000,000      100,000,000
                                                     =============    =============    =============    =============
    ++Premiums received ..........................   $     229,540    $     104,130               --    $   1,206,521
                                                     =============    =============    =============    =============
   +++Securities loaned ..........................   $  12,830,000    $   4,966,750    $  30,601,402               --
                                                     =============    =============    =============    =============
  ++++Cost .......................................              --               --               --    $   3,228,657
                                                     =============    =============    =============    =============
 +++++Premiums paid ..............................   $     123,565    $      57,030               --    $      82,101
                                                     =============    =============    =============    =============
++++++Identified cost for affiliated securities ..   $  90,743,554    $   5,137,500    $  40,960,563       30,074,108
                                                     =============    =============    =============    =============

                                                                          Mercury          Mercury
                                                         Mercury       Intermediate       Large Cap         Mercury
                                                          High          Government          Core             Money
                                                          Yield            Bond           Strategy          Reserve
                                                        Portfolio        Portfolio        Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------

      Assets:
      Investments in unaffiliated
        securities, at value*+++ .................   $  54,270,607    $ 196,198,040    $ 308,317,504    $   302,753,720
      Investments in affiliated
        securities, at value++++++ ...............       3,450,680               --       27,683,517                 --
      Options purchased, at value+++++ ...........              --               --               --                 --
      Unrealized appreciation on swaps ...........              --          129,160               --                 --
      Unrealized appreciation on forward
        foreign exchange contracts ...............              --               --               --                 --
      Cash .......................................         195,326           28,600               --             33,058
      Foreign cash++++ ...........................              --               --               --                 --
      Receivable for securities sold .............              --               --               --                 --
      Interest receivable ........................       1,027,295        1,161,005               --            778,665
      Dividends receivable .......................           4,688               --          235,405                 --
      Receivable for capital shares sold .........              12            6,786               --            628,591
      Receivable for variation margin ............              --               --               --                 --
      Receivable for paydowns ....................             839           88,687               --                 --
      Receivable for securities lending ..........              --               --              832                 --
      Receivable for swaps .......................              --          339,808               --                 --
      Receivable for options written .............              --               --               --                 --
      Swaps premiums paid ........................              --               --               --                 --
      Prepaid expenses and other assets ..........          17,726            1,858            2,909              4,041
                                                     -------------    -------------    -------------    ---------------
        Total assets .............................      58,967,173      197,953,944      336,240,167        304,198,075
                                                     -------------    -------------    -------------    ---------------
      Liabilities:
      Collateral on securities loaned,
        at value .................................              --               --       27,681,350                 --
      Unrealized depreciation on swaps ...........              --           90,886               --                 --
      Unrealized depreciation on forward
        foreign exchange contracts ...............              --               --               --                 --
      Options written, at value++ ................              --           16,800               --                 --
      Payable for securities purchased ...........         195,326       14,231,954               --                 --
      Payable to custodian .......................              --               --           92,114                 --
      Payable for capital shares redeemed ........         144,710          131,763          388,388             70,493
      Payable for variation margin ...............              --               --               --                 --
      Payable for swaps ..........................              --            7,363               --                 --
      Payable for dividends and distributions
        to shareholders ..........................         392,486          489,688               --                 --
      Payable to investment adviser--net .........          13,302           48,996           80,753             81,976
      Swap premiums received .....................              --               --               --                 --
      Payable for other affiliates ...............           2,016            3,026            4,222              4,634
      Deferred foreign capital gain tax ..........              --               --               --                 --
      Accrued expenses and other liabilities .....          71,980           33,795           47,256             41,699
                                                     -------------    -------------    -------------    ---------------
        Total liabilities ........................         819,820       15,054,271       28,294,083            198,802
                                                     -------------    -------------    -------------    ---------------
      Net Assets .................................   $  58,147,353    $ 182,899,673    $ 307,946,084    $   303,999,273
                                                     =============    =============    =============    ===============
      Net Assets Consist of:
      Undistributed (accumulated distributions
        in excess of) investment income--net .....   $     (93,804)   $    (525,150)   $      (3,374)   $           124
      Undistributed (accumulated)
        realized capital gains (losses)--net .....     (39,298,729)        (898,886)        (164,174)              (124)
      Unrealized appreciation (depreciation)--net         (787,123)       1,250,775       45,225,741           (164,890)
                                                     -------------    -------------    -------------    ---------------
      Total accumulated earnings (losses)--net ...     (40,179,656)        (173,261)      45,064,941           (164,890)
                                                     -------------    -------------    -------------    ---------------
      Common Stock, $.10 par value+ ..............       1,019,297        1,623,208        1,285,458         30,416,416
      Paid-in capital in excess of par ...........      97,307,712      181,449,726      261,595,685        273,747,747
                                                     -------------    -------------    -------------    ---------------
      Net Assets .................................   $  58,147,353    $ 182,899,673    $ 307,946,084    $   303,999,273
                                                     =============    =============    =============    ===============
      Capital shares outstanding .................      10,192,974       16,232,084       12,854,579        304,164,163
                                                     =============    =============    =============    ===============
      Net asset value, offering and redemption
        price per share ..........................   $        5.70    $       11.27    $       23.96    $          1.00
                                                     =============    =============    =============    ===============
     *Identified cost for unaffiliated securities    $  55,057,730    $ 194,985,539    $ 263,091,763    $   302,918,610
                                                     =============    =============    =============    ===============
     +Authorized shares ..........................     100,000,000      100,000,000      100,000,000      2,000,000,000
                                                     =============    =============    =============    ===============
    ++Premiums received ..........................              --    $      16,800               --                 --
                                                     =============    =============    =============    ===============
   +++Securities loaned ..........................              --               --    $  26,858,382                 --
                                                     =============    =============    =============    ===============
  ++++Cost .......................................              --               --               --                 --
                                                     =============    =============    =============    ===============
 +++++Premiums paid ..............................              --               --               --                 --
                                                     =============    =============    =============    ===============
++++++Identified cost for affiliated securities ..   $   3,450,680               --    $  27,683,517                 --
                                                     =============    =============    =============    ===============

See Notes to Financial Statements.


                                    92 and 93

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Operations for the Year Ended December 31, 2005
================================================================================


                                                  Mercury         Mercury        Mercury          Mercury
                                                 Balanced          Core        Fundamental        Global
                                                  Capital          Bond          Growth         Allocation
                                                 Strategy        Strategy       Strategy         Strategy
                                                 Portfolio       Portfolio      Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------

    Investment Income:
    Interest**+ ............................   $ 12,609,085    $ 5,484,338    $    200,605    $  4,169,069
    Dividends* .............................      9,952,128         38,726       3,286,837       2,834,549
    Securities lending--net ................         44,698          9,485          24,386             686
    Other income ...........................             --             --              --              --
                                               ------------    -----------    ------------    ------------
      Total income .........................     22,605,911      5,532,549       3,511,828       7,004,304
                                               ------------    -----------    ------------    ------------

    Expenses:
    Investment advisory fees ...............      2,920,367        441,347         908,139         825,820
    Accounting services ....................        351,277         56,468         109,860          98,001
    Professional fees ......................         56,938         30,494          35,685          43,093
    Custodian fees .........................         57,822         27,739          26,490         192,302
    Printing and shareholder reports .......         49,905          7,238          15,431          12,213
    Directors' fees and expenses ...........         50,115          8,148          16,353          13,977
    Pricing services .......................         37,991         33,315           1,736          24,306
    Transfer agent fees ....................         27,957         10,173          16,303          14,020
    Interest on securities sold short ......         27,353         12,734              --              --
    Registration fees ......................             30             30              30              30
    Other ..................................         41,144         21,081          15,897          17,022
                                               ------------    -----------    ------------    ------------
    Total expenses before waiver ...........      3,620,899        648,767       1,145,924       1,240,784
    Waiver of expenses .....................             --         (3,138)             --         (33,237)
                                               ------------    -----------    ------------    ------------
    Total expenses after waiver ............      3,620,899        645,629       1,145,924       1,207,547
                                               ------------    -----------    ------------    ------------
    Investment income--net .................     18,985,012      4,886,920       2,365,904       5,796,757
                                               ------------    -----------    ------------    ------------

    Realized & Unrealized Gain (Loss)--net
    Realized gain (loss) on:
      Investments--net**** .................     21,990,064       (511,910)     19,044,935      17,246,863
      Foreign currency transactions--net ...        163,807         75,151         (47,819)        193,487
      Futures and swaps--net ...............            348       (158,997)             --       2,264,535
      Short sales ..........................         61,714         33,098              --              --
      Options written--net .................        775,831        352,425              --         134,210
                                               ------------    -----------    ------------    ------------
    Total realized gain (loss)--net ........     22,991,764       (210,233)     18,997,116      19,839,095
                                               ------------    -----------    ------------    ------------
    Change in unrealized appreciation/
      depreciation on:
      Investments--net*** ..................     (3,949,435)    (1,550,234)       (962,847)++    1,422,463+++
      Foreign currency transactions--net ...        (17,577)        (1,062)          1,037        (801,341)
      Futures and swaps--net ...............       (955,196)      (381,465)             --         (37,290)
      Options written--net .................       (165,923)       (75,265)             --        (397,534)
                                               ------------    -----------    ------------    ------------
    Total change in unrealized appreciation/
      depreciation--net ....................     (5,088,131)    (2,008,026)       (961,810)        186,298
                                               ------------    -----------    ------------    ------------
    Total realized and unrealized gain
      (loss)--net ..........................     17,903,633     (2,218,259)     18,035,306      20,025,393
                                               ------------    -----------    ------------    ------------
    Net Increase in Net Assets Resulting
      from Operations ......................   $ 36,888,645    $ 2,668,661    $ 20,401,210    $ 25,822,150
                                               ============    ===========    ============    ============
   *Net of foreign withholding tax .........   $    108,575             --    $     23,287    $    163,115
                                               ============    ===========    ============    ============
  **Interest from affiliates ...............   $  3,150,905             --    $    200,605    $  1,492,676
                                               ============    ===========    ============    ============
 ***Net of foreign capital gain tax ........             --             --              --    $      4,423
                                               ============    ===========    ============    ============
   +Net of foreign withholding tax .........             --             --              --    $        365
                                               ============    ===========    ============    ============
  ++Net of $11,535 deferred foreign capital gain tax.

 +++Net of $2,913 foreign capital gain credit.

                                                                 Mercury        Mercury
                                                  Mercury     Intermediate     Large Cap        Mercury
                                                   High        Government        Core            Money
                                                   Yield          Bond         Strategy         Reserve
                                                 Portfolio      Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------

    Investment Income:
    Interest**+ ............................   $ 5,853,594    $ 7,434,249    $     18,584    $ 10,728,625
    Dividends* .............................         1,035             --       3,178,126              --
    Securities lending--net ................            --          2,560          13,654              --
    Other income ...........................       149,053             --              --              --
                                               -----------    -----------    ------------    ------------
      Total income .........................     6,003,682      7,436,809       3,210,364      10,728,625
                                               -----------    -----------    ------------    ------------

    Expenses:
    Investment advisory fees ...............       245,410        583,997         940,288       1,117,925
    Accounting services ....................        33,816         72,246         112,515         133,674
    Professional fees ......................        30,583         31,575          38,455          36,755
    Custodian fees .........................        14,247         23,626          49,580          19,850
    Printing and shareholder reports .......         4,397          8,501          14,484          19,227
    Directors' fees and expenses ...........         5,281         10,320          15,809          19,540
    Pricing services .......................        20,979          9,735           1,218           1,762
    Transfer agent fees ....................         8,642         10,946          15,374          15,127
    Interest on securities sold short ......            --             --              --              --
    Registration fees ......................            30             30              30              30
    Other ..................................        10,404         15,176          14,231          14,500
                                               -----------    -----------    ------------    ------------
    Total expenses before waiver ...........       373,789        766,152       1,201,984       1,378,390
    Waiver of expenses .....................       (11,785)            --              --              --
                                               -----------    -----------    ------------    ------------
    Total expenses after waiver ............       362,004        766,152       1,201,984       1,378,390
                                               -----------    -----------    ------------    ------------
    Investment income--net .................     5,641,678      6,670,657       2,008,380       9,350,235
                                               -----------    -----------    ------------    ------------

    Realized & Unrealized Gain (Loss)--net
    Realized gain (loss) on:
      Investments--net**** .................    (2,095,771)      (693,165)     30,400,552             (42)
      Foreign currency transactions--net ...            --             --              --              --
      Futures and swaps--net ...............         7,758       (847,343)             --              --
      Short sales ..........................            --             --              --              --
      Options written--net .................            --             --              --              --
                                               -----------    -----------    ------------    ------------
    Total realized gain (loss)--net ........    (2,088,013)    (1,540,508)     30,400,552             (42)
                                               -----------    -----------    ------------    ------------
    Change in unrealized appreciation/
      depreciation on:
      Investments--net*** ..................    (2,257,465)      (104,380)      3,315,913          18,680
      Foreign currency transactions--net ...            --             --              --              --
      Futures and swaps--net ...............       (13,426)       846,129              --              --
      Options written--net .................            --             --              --              --
                                               -----------    -----------    ------------    ------------
    Total change in unrealized appreciation/
      depreciation--net ....................    (2,270,891)       741,749       3,315,913          18,680
                                               -----------    -----------    ------------    ------------
    Total realized and unrealized gain
      (loss)--net ..........................    (4,358,904)      (798,759)     33,716,465          18,638
                                               -----------    -----------    ------------    ------------
    Net Increase in Net Assets Resulting
      from Operations ......................   $ 1,282,774    $ 5,871,898    $ 35,724,845    $  9,368,873
                                               ===========    ===========    ============    ============
   *Net of foreign withholding tax .........            --             --              --              --
                                               ===========    ===========    ============    ============
  **Interest from affiliates ...............   $    85,499             --    $     18,584              --
                                               ===========    ===========    ============    ============
 ***Net of foreign capital gain tax ........            --             --              --              --
                                               ===========    ===========    ============    ============
   +Net of foreign withholding tax .........            --             --              --              --
                                               ===========    ===========    ============    ============
  ++Net of $11,535 deferred foreign capital gain tax.

 +++Net of $2,913 foreign capital gain credit.

See Notes to Financial Statements.


                                    94 and 95

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================


                                                                       Mercury Balanced Capital            Mercury Core Bond
                                                                          Strategy Portfolio              Strategy Portfolio
                                                                   ------------------------------    ------------------------------
                                                                          For the Year Ended              For the Year Ended
                                                                             December 31,                    December 31,
                                                                   ------------------------------    ------------------------------
  Increase (Decrease) in Net Assets:                                    2005             2004             2005             2004
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $  18,985,012    $  18,406,305    $   4,886,920    $   4,293,116
  Realized gain (loss)--net ....................................      22,991,764       34,405,570         (210,233)       2,306,774
  Change in unrealized appreciation/depreciation--net ..........      (5,088,131)      22,269,230       (2,008,026)        (677,153)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      36,888,645       75,081,105        2,668,661        5,922,737
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................     (19,379,720)     (20,160,020)      (6,522,076)      (4,829,329)
  Realized gain--net ...........................................              --               --         (569,703)      (1,269,173)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................     (19,379,720)     (20,160,020)      (7,091,779)      (6,098,502)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital share
    transactions ...............................................     (83,918,442)    (103,510,610)      (7,975,743)      (1,285,777)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total decrease in net assets .................................     (66,409,517)     (48,589,525)     (12,398,861)      (1,461,542)
  Beginning of year ............................................     913,929,787      962,519,312      135,236,947      136,698,489
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 847,520,270    $ 913,929,787    $ 122,838,086    $ 135,236,947
                                                                   =============    =============    =============    =============
* Undistributed (accumulated distributions in excess of)
    investment income--net .....................................   $    (285,419)   $     276,133    $    (219,853)   $   1,545,416
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================


                                                                     Mercury Fundamental Growth         Mercury Global Allocation
                                                                         Strategy Portfolio                Strategy Portfolio
                                                                   ------------------------------    ------------------------------
                                                                         For the Year Ended                For the Year Ended
                                                                            December 31,                      December 31,
                                                                   ------------------------------    ------------------------------
  Increase (Decrease) in Net Assets:                                    2005             2004             2005             2004
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   2,365,904    $   3,084,402    $   5,796,757    $   4,787,698
  Realized gain--net ...........................................      18,997,116       25,153,177       19,839,095       15,201,067
  Change in unrealized appreciation/depreciation--net ..........        (961,810)      (7,802,169)         186,298       10,510,055
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      20,401,210       20,435,410       25,822,150       30,498,820
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (2,360,008)      (3,065,397)      (8,031,303)      (7,100,012)
  Realized gain--net ...........................................              --               --       (3,182,901)              --
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................      (2,360,008)      (3,065,397)     (11,214,204)      (7,100,012)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from
    capital share transactions .................................     (51,002,839)     (35,593,992)       9,626,329        8,485,361
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................     (32,961,637)     (18,223,979)      24,234,275       31,884,169
  Beginning of year ............................................     290,021,066      308,245,045      238,822,694      206,938,525
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 257,059,429    $ 290,021,066    $ 263,056,969    $ 238,822,694
                                                                   =============    =============    =============    =============
* Undistributed (accumulated distributions in excess of)
    investment income--net .....................................   $     (12,839)   $         115    $  (1,379,122)   $     512,696
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                                                         Mercury Intermediate
                                                                     Mercury High Yield Portfolio     Government  Bond Portfolio
                                                                   ------------------------------    ------------------------------
                                                                          For the Year Ended              For the Year Ended
                                                                             December 31,                    December 31,
                                                                   ------------------------------    ------------------------------
  Increase (Decrease) in Net Assets:                                    2005             2004             2005             2004
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   5,641,678    $   6,827,722    $   6,670,657    $   5,499,224
  Realized gain (loss)--net ....................................      (2,088,013)       3,206,904       (1,540,508)       2,267,069
  Change in unrealized appreciation/depreciation--net ..........      (2,270,891)        (205,653)         741,749         (182,631)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........       1,282,774        9,828,973        5,871,898        7,583,662
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (6,304,565)      (7,167,688)      (8,048,287)      (5,498,636)
  Realized gain--net ...........................................              --               --               --       (1,215,302)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................      (6,304,565)      (7,167,688)      (8,048,287)      (6,713,938)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from
    capital share transactions .................................     (21,434,116)     (23,264,025)       9,930,087      (29,218,873)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................     (26,455,907)     (20,602,740)       7,753,698      (28,349,149)
  Beginning of year ............................................      84,603,260      105,206,000      175,145,975      203,495,124
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $  58,147,353    $  84,603,260    $ 182,899,673    $ 175,145,975
                                                                   =============    =============    =============    =============
* Undistributed (accumulated distribution in excess of)
    investment income--net .....................................   $     (93,804)   $     522,024    $    (525,150)   $   1,501,457
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                        Mercury Large Cap Core               Mercury Money
                                                                          Strategy Portfolio               Reserve Portfolio
                                                                   ------------------------------    ------------------------------
                                                                          For the Year Ended              For the Year Ended
                                                                             December 31,                    December 31,
                                                                   ------------------------------    ------------------------------
  Increase (Decrease) in Net Assets:                                    2005             2004             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   2,008,380    $   2,539,821    $   9,350,235    $   4,037,851
  Realized gain (loss)--net ....................................      30,400,552       37,487,489              (42)             (82)
  Change in unrealized appreciation/depreciation--net ..........       3,315,913          627,255           18,680         (292,050)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      35,724,845       40,654,565        9,368,873        3,745,719
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (2,005,006)      (2,553,516)      (9,350,193)      (4,037,769)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................      (2,005,006)      (2,553,516)      (9,350,193)      (4,037,769)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from
    capital share transactions .................................         677,452      (21,477,211)     (40,987,887)     (56,477,800)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................      34,397,291       16,623,838      (40,969,207)     (56,769,850)
  Beginning of year ............................................     273,548,793      256,924,955      344,968,480      401,738,330
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 307,946,084    $ 273,548,793    $ 303,999,273    $ 344,968,480
                                                                   =============    =============    =============    =============
* Undistributed investment income--net .........................   $       3,374               --    $         124    $          82
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights
================================================================================

                                                                             Mercury Balanced Capital Strategy Portfolio
                                                              ---------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
  The following per share data and ratios have been derived   ---------------------------------------------------------------------
  from information provided in the financial statements.         2005           2004           2003           2002           2001
  ---------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year ......................   $   13.95      $   13.13      $   11.07      $   13.14      $   14.44
                                                              ---------      ---------      ---------      ---------     ----------
  Investment income--net* .................................         .31            .27            .27            .35            .35
  Realized and unrealized gain (loss)--net ................         .31            .86           2.09          (2.05)         (1.33)
                                                              ---------      ---------      ---------      ---------     ----------
  Total from investment operations ........................         .62           1.13           2.36          (1.70)          (.98)
                                                              ---------      ---------      ---------      ---------     ----------
  Less Dividends from investment income--net ..............        (.33)          (.31)          (.30)          (.37)          (.32)
                                                              ---------      ---------      ---------      ---------     ----------
  Net asset value, end of year ............................   $   14.24      $   13.95      $   13.13      $   11.07      $   13.14
                                                              =========      =========      =========      =========     ==========

  Total Investment Return:+
  Based on net asset value per share ......................       4.45%          8.64%         21.29%        (12.89%)        (6.76%)
                                                              =========      =========      =========      =========     ==========

  Ratios to Average Net Assets:
  Expenses ................................................        .42%           .40%           .40%           .40%           .40%
                                                              =========      =========      =========      =========     ==========
  Investment income--net ..................................       2.19%          2.00%          2.24%          2.81%          2.57%
                                                              =========      =========      =========      =========     ==========

  Supplemental Data:
  Net assets, end of year (in thousands) ..................   $ 847,520      $ 913,930      $ 962,519      $ 880,758     $1,146,795
                                                              =========      =========      =========      =========     ==========
  Portfolio turnover ......................................      90.20%         86.01%        104.78%         35.46%        154.91%
                                                              =========      =========      =========      =========     ==========


* Based on average shares outstanding.

+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                 Mercury Core Bond Strategy Portfolio
                                                               -----------------------------------------------------------------
                                                                                   For the Year Ended December 31,
  The following per share data and ratios have been derived    -----------------------------------------------------------------
  from information provided in the financial statements.          2005          2004          2003          2002          2001
  ------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .......................   $   11.85     $   11.86     $   11.89     $   11.35     $   11.13
                                                               ---------     ---------     ---------     ---------     ---------
  Investment income--net* ..................................         .44           .37           .43           .55           .62
  Realized and unrealized gain (loss)--net .................        (.21)          .16           .14           .54           .23
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations .........................         .23           .53           .57          1.09           .85
                                                               ---------     ---------     ---------     ---------     ---------

  Less Dividends & Distributions:
  Investment income--net ...................................        (.58)         (.52)         (.45)         (.55)         (.63)
  Realized gain--net .......................................        (.05)         (.02)         (.15)           --            --
                                                               ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions ........................        (.63)         (.54)         (.60)         (.55)         (.63)
                                                               ---------     ---------     ---------     ---------     ---------
  Net asset value, end of year .............................   $   11.45     $   11.85     $   11.86     $   11.89     $   11.35
                                                               =========     =========     =========     =========     =========

  Total Investment Return:+
  Based on net asset value per share .......................       2.01%         4.48%         4.95%         9.95%         7.83%
                                                               =========     =========     =========     =========     =========

  Ratios to Average Net Assets:
  Expenses, net of waiver ..................................        .49%          .46%          .46%          .43%          .44%
                                                               =========     =========     =========     =========     =========
  Expenses .................................................        .50%          .46%          .46%          .43%          .44%
                                                               =========     =========     =========     =========     =========
  Investment income--net ...................................       3.73%         3.12%         3.62%         4.73%         5.42%
                                                               =========     =========     =========     =========     =========

  Supplemental Data:
  Net assets, end of year (in thousands) ...................   $ 122,838     $ 135,237     $ 136,698     $ 145,500     $ 130,102
                                                               =========     =========     =========     =========     =========
  Portfolio turnover .......................................     235.77%       220.17%       272.48%       269.83%       283.16%
                                                               =========     =========     =========     =========     =========

* Based on average shares outstanding.

+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                             Mercury Fundamental Growth Strategy Portfolio
                                                             -----------------------------------------------------------------
                                                                                   For the Year Ended December 31,
  The following per share data and ratios have been derived  -----------------------------------------------------------------
  from information provided in the financial statements.           2005         2004         2003         2002         2001
  ------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .....................   $   21.19     $   19.92     $   15.53     $   21.82     $   27.03
                                                             ---------     ---------     ---------     ---------     ---------
  Investment income--net* ................................         .19           .21           .08           .07           .12
  Realized and unrealized gain (loss)--net ...............        1.52          1.29          4.39         (6.28)        (5.20)
                                                             ---------     ---------     ---------     ---------     ---------
  Total from investment operations .......................        1.71          1.50          4.47         (6.21)        (5.08)
                                                             ---------     ---------     ---------     ---------     ---------
  Less Dividends from investment income--net .............        (.21)         (.23)         (.08)         (.08)         (.13)
                                                             ---------     ---------     ---------     ---------     ---------
  Net asset value, end of year ...........................   $   22.69     $   21.19     $   19.92     $   15.53     $   21.82
                                                             =========     =========     =========     =========     =========

  Total Investment Return:+
  Based on net asset value per share .....................       8.06%         7.51%        28.78%       (28.47%)      (18.81%)
                                                             =========     =========     =========     =========     =========

  Ratios to Average Net Assets:
  Expenses ...............................................        .43%          .40%          .41%          .41%          .40%
                                                             =========     =========     =========     =========     =========
  Investment income--net .................................        .88%         1.06%          .45%          .38%          .52%
                                                             =========     =========     =========     =========     =========

  Supplemental Data:
  Net assets, end of year (in thousands) .................   $ 257,059     $ 290,021     $ 308,245     $ 263,056     $ 417,358
                                                             =========     =========     =========     =========     =========
  Portfolio turnover .....................................      78.85%        70.73%       103.59%        98.84%       116.05%
                                                             =========     =========     =========     =========     =========

* Based on average shares outstanding.

+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                             Mercury Global Allocation Strategy Portfolio
                                                               -----------------------------------------------------------------
                                                                                   For the Year Ended December 31,
  The following per share data and ratios have been derived    -----------------------------------------------------------------
  from information provided in the financial statements.          2005          2004          2003          2002          2001
  ------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .......................   $   15.41     $   13.85     $   10.55     $   11.97     $   13.33
                                                               ---------     ---------     ---------     ---------     ---------
  Investment income--net* ..................................         .37           .32           .29           .34           .34
  Realized and unrealized gain (loss)--net .................        1.29          1.71          3.42         (1.30)        (1.46)
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations .........................        1.66          2.03          3.71          (.96)        (1.12)
                                                               ---------     ---------     ---------     ---------     ---------

  Less Dividends & Distributions:
  Investment income--net ...................................        (.52)         (.47)         (.41)         (.46)         (.24)
  Realized gain--net .......................................        (.20)           --            --            --            --
                                                               ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions ........................        (.72)         (.47)         (.41)         (.46)         (.24)
                                                               ---------     ---------     ---------     ---------     ---------
  Net asset value, end of year .............................   $   16.35     $   15.41     $   13.85     $   10.55     $   11.97
                                                               =========     =========     =========     =========     =========
  Total Investment Return:+
  Based on net asset value per share .......................      10.84%        14.69%        35.24%        (8.01%)       (8.43%)
                                                               =========     =========     =========     =========     =========
  Ratios to Average Net Assets:
  Expenses, net of waiver ..................................        .49%          .46%          .47%          .48%          .45%
                                                               =========     =========     =========     =========     =========
  Expenses .................................................        .51%          .46%          .47%          .48%          .45%
                                                               =========     =========     =========     =========     =========
  Investment income--net ...................................       2.36%         2.18%         2.44%         2.99%         2.75%
                                                               =========     =========     =========     =========     =========

  Supplemental Data:
  Net assets, end of year (in thousands) ...................   $ 263,057     $ 238,823     $ 206,939     $ 137,877     $ 166,575
                                                               =========     =========     =========     =========     =========
  Portfolio turnover .......................................      38.44%        43.60%        47.25%        53.57%       110.57%
                                                               =========     =========     =========     =========     =========

* Based on average shares outstanding.

+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                  Mercury High Yield Portfolio
                                                                 --------------------------------------------------------------
                                                                                For the Year Ended December 31,
   The following per share data and ratios have been derived     --------------------------------------------------------------
   from information provided in the financial statements.           2005         2004         2003         2002         2001
   -----------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ........................   $   6.09     $   5.88     $   5.12       $   5.85     $   6.40
                                                                 --------     --------     --------       --------     --------
   Investment income--net* ...................................        .46          .45          .43            .50          .68
   Realized and unrealized gain (loss)--net ..................       (.34)         .22          .76           (.71)        (.56)
                                                                 --------     --------     --------       --------     --------
   Total from investment operations ..........................        .12          .67         1.19           (.21)         .12
                                                                 --------     --------     --------       --------     --------
   Less Dividends from investment income--net ................       (.51)        (.46)        (.43)          (.52)        (.67)
                                                                 --------     --------     --------       --------     --------
   Net asset value, end of year ..............................   $   5.70     $   6.09     $   5.88       $   5.12     $   5.85
                                                                 ========     ========     ========       ========     ========

   Total Investment Return:+
   Based on net asset value per share ........................      2.14%       12.11%       24.40%++       (3.47%)       1.70%
                                                                 ========     ========     ========       ========     ========

   Ratios to Average Net Assets:
   Expenses, net of waiver ...................................       .50%         .48%         .44%           .47%         .46%
                                                                 ========     ========     ========       ========     ========
   Expenses ..................................................       .52%         .48%         .44%           .47%         .46%
                                                                 ========     ========     ========       ========     ========
   Investment income--net ....................................      7.78%        7.57%        7.68%          9.33%       10.71%
                                                                 ========     ========     ========       ========     ========

   Supplemental Data:
   Net assets, end of year (in thousands) ....................   $ 58,147     $ 84,603     $105,206       $ 86,188     $ 76,806
                                                                 ========     ========     ========       ========     ========
   Portfolio turnover ........................................     32.53%       71.96%      148.84%         90.83%       77.79%
                                                                 ========     ========     ========       ========     ========

 * Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                        Mercury Intermediate Government Bond Portfolio
                                                               -----------------------------------------------------------------
                                                                               For the Year Ended December 31,
  The following per share data and ratios have been derived    -----------------------------------------------------------------
  from information provided in the financial statements.           2005         2004         2003         2002         2001
  ------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .......................   $   11.41     $   11.36     $   11.67     $   11.12     $   10.99
                                                               ---------     ---------     ---------     ---------     ---------
  Investment income--net* ..................................         .44           .34           .39           .51           .60
  Realized and unrealized gain (loss)--net .................        (.05)          .13          (.13)          .49           .14
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations .........................         .39           .47           .26          1.00           .74
                                                               ---------     ---------     ---------     ---------     ---------

  Less Dividends & Distributions:
  Investment income--net ...................................        (.53)         (.34)         (.39)         (.45)         (.61)
  Realized gain--net .......................................          --          (.08)         (.18)           --            --
                                                               ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions ........................        (.53)         (.42)         (.57)         (.45)         (.61)
                                                               ---------     ---------     ---------     ---------     ---------
  Net asset value, end of year .............................   $   11.27     $   11.41     $   11.36     $   11.67     $   11.12
                                                               =========     =========     =========     =========     =========

  Total Investment Return:+
  Based on net asset value per share .......................       3.44%         4.15%         2.26%         9.81%         6.94%
                                                               =========     =========     =========     =========     =========

  Ratios to Average Net Assets:
  Expenses, excluding interest expense .....................        .44%          .43%          .43%          .42%          .42%
                                                               =========     =========     =========     =========     =========
  Expenses .................................................        .44%          .46%          .43%          .42%          .42%
                                                               =========     =========     =========     =========     =========
  Investment income--net ...................................       3.85%         2.94%         3.36%         4.49%         5.42%
                                                               =========     =========     =========     =========     =========

  Supplemental Data:
  Net assets, end of year (in thousands) ...................   $ 182,900     $ 175,146     $ 203,495     $ 239,808     $ 225,658
                                                               =========     =========     =========     =========     =========
  Portfolio turnover .......................................      78.68%       167.74%       236.86%       219.81%       125.46%
                                                               =========     =========     =========     =========     =========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                           Mercury Large Cap Core Strategy Portfolio
                                                               -----------------------------------------------------------------
                                                                                For the Year Ended December 31,
  The following per share data and ratios have been derived    -----------------------------------------------------------------
  from information provided in the financial statements.          2005          2004          2003          2002          2001
  ------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .......................   $   21.25     $   18.31     $   13.88     $   17.25     $   19.34
                                                               ---------     ---------     ---------     ---------     ---------
  Investment income--net* ..................................         .16           .19           .08           .13           .17
  Realized and unrealized gain (loss)--net .................        2.71          2.95          4.43         (3.36)        (2.10)
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations .........................        2.87          3.14          4.51         (3.23)        (1.93)
                                                               ---------     ---------     ---------     ---------     ---------
  Less dividends from investment income--net ...............        (.16)         (.20)         (.08)         (.14)         (.16)
                                                               ---------     ---------     ---------     ---------     ---------
  Net asset value, end of year .............................   $   23.96     $   21.25     $   18.31     $   13.88     $   17.25
                                                               =========     =========     =========     =========     =========

  Total Investment Return:+
  Based on net asset value per share .......................      13.49%        17.15%        32.52%       (18.74%)       (9.97%)
                                                               =========     =========     =========     =========     =========

  Ratios to Average Net Assets:
  Expenses .................................................        .43%          .41%          .41%          .43%          .42%
                                                               =========     =========     =========     =========     =========
  Investment income--net ...................................        .72%         1.00%          .53%          .80%          .96%
                                                               =========     =========     =========     =========     =========

  Supplemental Data:
  Net assets, end of year (in thousands) ...................   $ 307,946     $ 273,549     $ 256,925     $ 206,360     $ 287,294
                                                               =========     =========     =========     =========     =========
  Portfolio turnover .......................................      80.25%       126.98%       127.19%       124.16%       178.95%
                                                               =========     =========     =========     =========     =========

* Based on average shares outstanding.

+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                                  Mercury Money Reserve Portfolio
                                                                 --------------------------------------------------------------
                                                                                 For the Year Ended December 31,
   The following per share data and ratios have been derived     --------------------------------------------------------------
   from information provided in the financial statements.          2005         2004         2003           2002         2001
   ----------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ........................   $   1.00     $   1.00     $   1.00       $   1.00     $   1.00
                                                                 --------     --------     --------       --------     --------
   Investment income--net ....................................        .03          .01          .01            .02          .04
   Realized and unrealized gain (loss)--net ..................         --++        --+++         --++           --++         --++
                                                                 --------     --------     --------       --------     --------
   Total from investment operations ..........................        .03          .01          .01            .02          .04
                                                                 --------     --------     --------       --------     --------

   Less Dividends & Distributions:
   Investment income--net ....................................       (.03)        (.01)        (.01)          (.02)        (.04)
   Realized gain--net ........................................         --           --+++        --+++          --+++        --+++
                                                                 --------     --------     --------       --------     --------
   Total dividends and distributions .........................       (.03)        (.01)        (.01)          (.02)        (.04)
                                                                 --------     --------     --------       --------     --------
   Net asset value, end of year ..............................   $   1.00     $   1.00     $   1.00       $   1.00     $   1.00
                                                                 ========     ========     ========       ========     ========

   Total Investment Return:+
   Based on net asset value per share ........................      2.84%        1.10%         .89%          1.68%        4.15%
                                                                 ========     ========     ========       ========     ========

   Ratios to Average Net Assets:
   Expenses ..................................................       .42%         .40%         .40%           .39%         .38%
                                                                 ========     ========     ========       ========     ========
   Investment income and realized gain (loss)--net ...........      2.82%        1.07%         .89%          1.67%        4.08%
                                                                 ========     ========     ========       ========     ========

   Supplemental Data:
   Net assets, end of year (in thousands) ....................   $303,999     $344,968     $401,738       $465,986     $509,986
                                                                 ========     ========     ========       ========     ========

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Amount is less than $.01 per share.

+++ Amount is less than $(.01) per share.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

FAM Series Fund, Inc. (formerly Merrill Lynch Series Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, offering fourteen separate portfolios. This report relates to eight of the Fund's diversified portfolios: (referred to as the "Portfolios" or individually as a "Portfolio"): Mercury Balanced Capital Strategy Portfolio (formerly Balanced Capital Strategy Portfolio), Mercury Core Bond Strategy Portfolio (formerly Core Bond Strategy Portfolio), Mercury Fundamental Growth Strategy Portfolio (formerly Fundamental Growth Strategy Portfolio), Mercury Global Allocation Strategy Portfolio (formerly Global Allocation Strategy Portfolio), Mercury High Yield Portfolio (formerly High Yield Portfolio), Mercury Intermediate Government Bond Portfolio (formerly Intermediate Government Bond Portfolio), Mercury Large Cap Core Strategy Portfolio (formerly Large Cap Core Strategy Portfolio) and Mercury Money Reserve Portfolio (formerly Money Reserve Portfolio). Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Mercury Money Reserve Portfolio, investments maturing more than 60 days after the valuation date are valued at market value. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Large Cap Core Strategy
Portfolio:

Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by each Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the (OTC) market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(i) Short Sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Dividends and distributions--Mercury Money Reserve Portfolio declares dividends daily from the total of net investment income and net capital gain or loss, if any, and reinvests daily such dividends in additional fund shares at net asset value. For Mercury Balanced Capital Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Large Cap Core Strategy Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Effective December 2, 2005, for Mercury Core Bond Strategy Portfolio, Mercury High Yield Portfolio and Mercury Intermediate Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. Previously, dividends from net investment income were declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(k) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(l) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(m) Custodian--Mercury Large Cap Core Strategy Portfolio recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from a timing difference of security transaction settlements.

(n) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(o) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

Mercury Balanced Capital Strategy Portfolio

$166,845 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, and swap agreements. This reclassification has no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Mercury Core Bond Strategy Portfolio

$130,111 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

Mercury Fundamental Growth Strategy Portfolio

$47,819 has been reclassified between undistributed net investment income and accumulated realized net capital losses and $28,969 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset value per share.

Mercury Global Allocation Strategy Portfolio

$342,728 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the reclassification of distributions, foreign currency transactions, amortization methods on fixed income securities and the characterization of expenses. This reclassification has no effect on net assets or net asset values per share.

Mercury High Yield Portfolio

$158,968 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $111,909 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to an over-distribution of taxable income, amortization methods on fixed income securities, and swap agreements. These reclassifications have no effect on net assets or net asset value per share.

Mercury Intermediate Government Bond Portfolio

$648,977 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of a permanent differences attributable to notional principal contracts. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolios. There was no increase in the aggregate fees paid by the Fund for these services.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 2005, MLIM earned fees of $441,347 and waived $3,138 relating to the Mercury Core Bond Strategy Portfolio, earned fees of $825,820 and waived $33,237 relating to the Mercury Global Allocation Strategy Portfolio and earned fees of $245,410 and waived $11,785 relating to the Mercury High Yield Portfolio.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend each Portfolio's securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of December 31, 2005, the following Portfolios lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                              Amount of Loaned
                                                            Portfolio Securities
--------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio...............    $ 7,476,120
Mercury Large Cap Core Strategy Portfolio...................    $14,421,728
--------------------------------------------------------------------------------

For the year ended December 31, 2005, MLIM, LLC received securities lending agent fees from the following Portfolios:

--------------------------------------------------------------------------------
                                                             Securities Lending
                                                                 Agent Fees
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio.................      $19,469
Mercury Core Bond Strategy Portfolio........................      $ 4,206
Mercury Fundamental Growth Strategy Portfolio...............      $10,601
Mercury Global Allocation Strategy Portfolio................      $   294
Mercury Intermediate Government Bond Portfolio..............      $ 1,097
Mercury Large Cap Core Strategy Portfolio...................      $ 5,927
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the year ended December 31, 2005 as follows:

--------------------------------------------------------------------------------
                                                                Commissions
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio.................      $36,156
Mercury Fundamental Growth Strategy Portfolio...............      $47,855
Mercury Global Allocation Strategy Portfolio................      $11,821
Mercury High Yield Portfolio................................      $   188
--------------------------------------------------------------------------------

In addition, for the year ended December 31, 2005, the Fund reimbursed MLIM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                              Reimbursement for
                                                             Accounting Services
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio.................       $20,448
Mercury Core Bond Strategy Portfolio........................       $ 2,960
Mercury Fundamental Growth Strategy Portfolio...............       $ 6,435
Mercury Global Allocation Strategy Portfolio................       $ 6,102
Mercury High Yield Portfolio................................       $ 1,663
Mercury Intermediate Government Bond Portfolio..............       $ 3,832
Mercury Large Cap Core Strategy Portfolio...................       $ 7,824
Mercury Money Reserve Portfolio.............................       $ 7,477
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments (including paydowns and payups), excluding short-term securities, for the year ended December 31, 2005 were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Mercury      Mercury                    Mercury
                                     Mercury        Mercury     Fundamental    Global                  Intermediate     Mercury
                                    Balanced       Core Bond      Growth     Allocation     Mercury     Government     Large Cap
                                Capital Strategy   Strategy      Strategy     Strategy     High Yield      Bond      Core Strategy
                                    Portfolio      Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Total Purchases...............    $721,292,017   $277,881,374  $208,632,307  $92,634,262  $22,305,133  $143,045,687  $226,463,726
                                  ============   ============  ============  ===========  ===========  ============  ============
Total Sales...................    $768,179,092   $281,355,448  $257,467,342  $74,184,863  $44,760,786  $134,112,093  $225,377,735
                                  ============   ============  ============  ===========  ===========  ============  ============

Transactions in options written for the year ended December 31, 2005 for Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Intermediate Government Bond Portfolio are as follows:

                                                                     Mercury                Mercury              Mercury
                                                                Balanced Capital           Core Bond        Global Allocation
                                                               Strategy Portfolio      Strategy Portfolio   Strategy Portfolio
                                                              ----------------------  --------------------  -------------------
                                                               Number of   Premiums   Number of   Premiums  Number of  Premiums
                                                              Contracts+   Received   Contracts+  Received  Contracts  Received
-------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written, at beginning of year...           24    $   810,429       11     $ 373,001     --           --
Options written.........................................          604        684,327      267       304,816      4      $ 3,641
Options expired.........................................          (70)       (17,237)     (31)       (7,634)    (3)      (2,588)
Options exercised.......................................         (247)       (54,161)    (123)      (24,194)    --           --
Options closed..........................................         (247)    (1,220,818)    (107)     (553,859)    (1)      (1,053)
                                                                 ----     ----------     ----      --------    ---       ------
Outstanding put options written, at end of year.........           37    $   202,540       17     $  92,130     --           --
                                                                 ====     ==========     ====      ========    ===       ======

                                                                                                                    Mercury
                                                Mercury                 Mercury                Mercury            Intermediate
                                            Balanced Capital           Core Bond          Global Allocation        Government
                                           Strategy Portfolio     Strategy Portfolio     Strategy Portfolio      Bond Portfolio
                                          --------------------   --------------------   --------------------  --------------------
                                          Number of   Premiums   Number of   Premiums   Number of   Premiums  Number of   Premiums
                                          Contracts+  Received   Contracts+  Received   Contracts   Received  Contracts+  Received
----------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of year...................       --          --         --           --     4,547   $  650,709     11       $16,800
Options written..........................   49,645   $ 428,275     21,286    $ 189,736     4,356    1,080,578     --            --
Options expired..........................     (605)    (97,869)      (268)     (43,285)     (900)    (115,864)    --            --
Options exercised........................       --          --         --           --    (2,842)    (383,465)    --            --
Options closed...........................  (49,013)   (303,406)   (21,006)    (134,451)     (175)     (25,437)    --            --
                                           -------   ---------    -------    ---------    ------   ----------    ---       -------
Outstanding call options written,
  at end of year.........................       27   $  27,000         12    $  12,000     4,986   $1,206,521     11       $16,800
                                           =======   =========    =======    =========    ======   ==========    ===       =======

+     Some contracts include a notional amount of $1,000,000

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

4. Capital Share Transactions: Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                               Mercury                     Mercury                     Mercury                     Mercury
                           Balanced Capital               Core Bond               Fundamental Growth          Global Allocation
                          Strategy Portfolio          Strategy Portfolio          Strategy Portfolio          Strategy Portfolio
                      --------------------------   ------------------------   -------------------------   -------------------------
For the Year Ended                     Dollar                      Dollar                     Dollar                      Dollar
December 31, 2005        Shares        Amount        Shares        Amount       Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold.........     243,669   $   3,409,013      662,541  $  7,701,684      184,695   $  3,942,705    1,475,277   $ 23,294,847
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.....   1,357,772      19,379,720      526,099     6,129,976      103,555      2,360,008      689,171     11,214,204
                      ----------   -------------   ----------  ------------   ----------   ------------   ----------   ------------
Total issued........   1,601,441      22,788,733    1,188,640    13,831,660      288,250      6,302,713    2,164,448     34,509,051
Shares redeemed.....  (7,598,286)   (106,707,175)  (1,878,143)  (21,807,403)  (2,645,455)   (57,305,552)  (1,578,777)   (24,882,722)
                      ----------   -------------   ----------  ------------   ----------   ------------   ----------   ------------
Net increase
  (decrease)........  (5,996,845)  $ (83,918,442)    (689,503) $ (7,975,743)  (2,357,205)  $(51,002,839)     585,671   $  9,626,329
                      ==========   =============   ==========  ============   ==========   ============   ==========   ============

                                                           Mercury
                                Mercury                  Intermediate                  Mercury                    Mercury
                              High Yield                  Government                Large Cap Core             Money Reserves
                               Portfolio                Bond Portfolio            Strategy Portfolio              Portfolio
                      --------------------------   ------------------------   -------------------------   -------------------------
For the Year Ended                     Dollar                      Dollar                     Dollar                      Dollar
December 31, 2005        Shares        Amount        Shares        Amount       Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold.........   1,541,719  $    9,061,247    2,422,208  $ 27,318,897    1,494,151   $ 34,301,549   73,232,176  $  73,232,176
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.....   1,016,522       5,912,080      667,357     7,558,598       83,264      2,005,006    9,351,588      9,351,588
                      ----------   -------------   ----------  ------------   ----------   ------------ ------------  -------------
Total issued........   2,558,241      14,973,327    3,089,565    34,877,495    1,577,415     36,306,555   82,583,764     82,583,764
Shares redeemed.....  (6,268,266)    (36,407,443)  (2,203,075)  (24,947,408)  (1,598,592)   (35,629,103)(123,571,651)  (123,571,651)
                      ----------   -------------   ----------  ------------   ----------   ------------ ------------  -------------
Net increase
  (decrease)........  (3,710,025)  $ (21,434,116)     886,490  $  9,930,087      (21,177)  $    677,452  (40,987,887) $ (40,987,887)
                      ==========   =============   ==========  ============   ==========   ============ ============  =============

                               Mercury                    Mercury                      Mercury                     Mercury
                           Balanced Capital               Core Bond               Fundamental Growth          Global Allocation
                          Strategy Portfolio          Strategy Portfolio          Strategy Portfolio          Strategy Portfolio
                      --------------------------   ------------------------   -------------------------   -------------------------
For the Year Ended                     Dollar                      Dollar                     Dollar                      Dollar
December 31, 2004        Shares        Amount        Shares        Amount       Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold.........     243,545   $   3,246,280    1,457,350  $ 17,189,604      450,706   $  9,028,432    2,075,453   $ 29,692,334
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.....   1,447,238      20,160,020      517,038     6,098,502      144,322      3,065,397      462,843      7,100,012
                      ----------   -------------   ----------  ------------   ----------   ------------   ----------   ------------
Total issued........   1,690,783      23,406,300    1,974,388    23,288,106      595,028     12,093,829    2,538,296     36,792,346
Shares redeemed.....  (9,486,670)   (126,916,910)  (2,081,845)  (24,573,883)  (2,379,764)   (47,687,821)  (1,974,878)   (28,306,985)
                      ----------   -------------   ----------  ------------   ----------   ------------   ----------   ------------
Net increase
  (decrease)........  (7,795,487)  $(103,510,610)    (107,457) $ (1,285,777)  (1,784,736)  $(35,593,992)     563,418   $  8,485,361
                      ==========   =============   ==========  ============   ==========   ============   ==========   ============

                                                           Mercury
                                Mercury                  Intermediate                  Mercury                    Mercury
                               High Yield                 Government                Large Cap Core             Money Reserves
                               Portfolio                Bond Portfolio            Strategy Portfolio              Portfolio
                      -------------------------   ------------------------   -------------------------  ---------------------------
For the Year Ended                    Dollar                      Dollar                     Dollar                       Dollar
December 31, 2004        Shares       Amount        Shares        Amount       Shares        Amount         Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold.........   2,794,520   $ 16,404,522      341,004  $  3,879,706      791,275   $ 15,258,007   107,463,422  $ 107,463,422
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.....   1,223,987      7,167,688      589,568     6,713,938      119,940      2,553,516     4,036,367      4,036,367
                      ----------   ------------   ----------  ------------   ----------   ------------  ------------  -------------
Total issued........   4,018,507     23,572,210      930,572    10,593,644      911,215     17,811,523   111,499,789    111,499,789
Shares redeemed.....  (8,009,396)   (46,836,235)  (3,495,853)  (39,812,517)  (2,064,127)   (39,288,734) (167,977,589)  (167,977,589)
                      ----------   ------------   ----------  ------------   ----------   ------------  ------------  -------------
Net decrease........  (3,990,889)  $(23,264,025)  (2,565,281) $(29,218,873)  (1,152,912)  $(21,477,211)  (56,477,800) $ (56,477,800)
                      ==========   ============   ==========  ============   ==========   ============  ============  =============

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

5. Short-Term Borrowings:

The Fund (excluding the Mercury Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At December 31, 2005 the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase various foreign currencies with approximate values of $31,000 for Mercury Global Allocation Strategy Portfolio.

7. Distributions to Shareholders:

Mercury Balanced Capital Strategy Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................   $19,379,720   $20,160,020
                                                       -----------   -----------
Total taxable distributions.........................   $19,379,720   $20,160,020
                                                       ===========   ===========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net..........................   $     61,649
  Undistributed long-term capital gains - net..................             --
                                                                   -----------
  Total undistributed earnings - net...........................         61,649
  Capital loss carryforward....................................    (98,077,126)*
  Unrealized gains - net.......................................     58,382,056**
                                                                  ------------
  Total accumulated losses - net...............................   ($39,633,421)
                                                                  ============

--------------------------------------------------------------------------------
 * On December 31, 2005, the Portfolio had a net capital loss carryforward of $98,077,126 of which $74,744,535 expires in 2010 and $23,332,591 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Mercury Core Bond Strategy Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $6,522,076    $4,829,329
  Net long-term capital gains.......................       569,703     1,269,173
                                                        ----------    ----------
Total taxable distributions.........................    $7,091,779    $6,098,502
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net..........................   $        --
  Undistributed long-term capital gains - net..................            --
                                                                  -----------
  Total undistributed earnings - net...........................            --
  Capital loss carryforward....................................            --
  Unrealized losses - net......................................    (1,028,230)*
                                                                  -----------
  Total accumulated losses - net...............................   $(1,028,230)
                                                                  ===========

--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

Mercury Fundamental Growth Strategy Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $2,360,008    $3,065,397
                                                        ----------    ----------
Total taxable distributions.........................    $2,360,008    $3,065,397
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net.........................   $          --
  Undistributed long-term capital gains - net.................              --
                                                                 -------------
  Total undistributed earnings - net..........................              --
  Capital loss carryforward...................................    (140,444,489)*
  Unrealized gains - net......................................      36,907,917**
                                                                 -------------
  Total accumulated losses - net..............................   $(103,536,572)
                                                                 =============

--------------------------------------------------------------------------------
 * On December 31, 2005, the Portfolio had a net capital loss carryforward of $140,444,489 of which $35,034,739 expires in 2009, $69,532,581 expires in
      2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Mercury Global Allocation Strategy Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                       -----------    ----------
Distributions paid from:
  Ordinary income...................................   $ 8,031,303    $7,100,012
  Net long-term capital gains.......................     3,182,901            --
                                                       -----------    ----------
Total taxable distributions.........................   $11,214,204    $7,100,012
                                                       ===========    ==========

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

  Undistributed ordinary income - net...............   $ 1,110,777
  Undistributed long-term capital gains - net.......     1,895,880
                                                       -----------
  Total undistributed earnings - net................     3,006,657
  Capital loss carryforward.........................            --
  Unrealized gains - net............................    37,677,489*
                                                       -----------
  Total accumulated earnings - net..................   $40,684,146
                                                       ===========

--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October currency losses for tax purposes, and other book/tax temporary differences.

Mercury High Yield Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $6,304,565    $7,167,688
                                                        ----------    ----------
Total taxable distributions.........................    $6,304,565    $7,167,688
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net...............  $         --
  Undistributed long-term capital gains - net.......            --
                                                      ------------
  Total undistributed earnings - net................            --
  Capital loss carryforward.........................   (39,298,729)*
  Unrealized losses - net............................      (880,927)**
                                                      ------------
  Total accumulated losses - net....................  $(40,179,656)
                                                      ============

--------------------------------------------------------------------------------
 * On December 31, 2005, the Portfolio had a net capital loss carryforward of $39,298,729 of which $1,317,507 expires in 2006, $1,824,536 expires in
      2007, $6,196,936 expires in 2008, $8,474,548 expires in 2009, $10,420,967 expires in 2010, $9,089,143 expires in 2011 and $1,975,092 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Mercury Intermediate Government Bond Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $8,048,287    $6,479,637
  Net long-term capital gains.......................            --       234,301
                                                        ----------    ----------
Total taxable distributions.........................    $8,048,287    $6,713,938
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net...............     $      --
  Undistributed long-term capital gains - net.......            --
                                                         ---------
  Total undistributed earnings - net................            --
  Capital loss carryforward.........................      (669,098)*
  Unrealized gains - net............................       495,837**
                                                         ---------
  Total accumulated losses - net....................     $(173,261)
                                                         =========

--------------------------------------------------------------------------------
 * On December 31, 2005, the Portfolio had a net capital loss carryforward of $669,098, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

Mercury Large Cap Core Strategy Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $2,005,006    $2,553,516
                                                        ----------    ----------
Total taxable distributions.........................    $2,005,006    $2,553,516
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

  Undistributed ordinary income - net...............   $     3,374
  Undistributed long-term capital gains - net.......     1,264,225
                                                       -----------
  Total undistributed earnings - net................     1,267,599
  Capital loss carryforward.........................            --
  Unrealized gains - net............................    43,797,342*
                                                       -----------
  Total accumulated earnings - net..................   $45,064,941
                                                       ===========

--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

Mercury Money Reserve Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        12/31/2005    12/31/2004
                                                        ----------    ----------
Distributions paid from:
  Ordinary income...................................    $9,350,193    $4,037,769
                                                        ----------    ----------
Total taxable distributions.........................    $9,350,193    $4,037,769
                                                        ==========    ==========

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net..........................     $     124
  Undistributed long-term capital gains - net..................            --
                                                                    ---------
  Total undistributed earnings - net...........................           124
  Capital loss carryforward....................................           (93)*
  Unrealized losses - net......................................      (164,921)**
                                                                    ---------
  Total accumulated losses - net...............................     $(164,890)
                                                                    =========

--------------------------------------------------------------------------------
 * On December 31, 2005, the Portfolio had a net capital loss carryforward of $93 of which $49 expires in 2012 and $44 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** There were no significant differences between book and tax basis net unrealized losses.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio (formerly, Merrill Lynch Balanced Capital Strategy Portfolio, Merrill Lynch Core Bond Strategy Portfolio, Merrill Lynch Fundamental Growth Strategy Portfolio, Merrill Lynch Global Allocation Strategy Portfolio, Merrill Lynch High Yield Portfolio, Merrill Lynch Intermediate Government Bond Portfolio, Merrill Lynch Large Cap Core Strategy Portfolio and Merrill Lynch Money Reserve Portfolio, respectively), eight of the portfolios constituting the FAM Series Fund, Inc. (the "Fund"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the FAM Series Fund, Inc. as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

February 24, 2006

================================================================================
FAM Series Fund, Inc.
Officers and Directors
================================================================================

Interested Director
====================================================================================================================================
                                                                                                      Number of
                                                                                                    Portfolios in       Other Public
                                                                                                     Fund Complex      Directorships
                          Position(s) Held         Length of        Principal Occupation(s)           Overseen            Held by
Name, Address & Age           with Fund           Time Served         During Past 5 Years            by Director         Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*   President and Director    2005 to present    President of the                  131 Funds            None
P.O. Box 9011                                                       MLIM/FAM-advised funds         177 Portfolios
Princeton, NJ                                                       since 2005; President of
08543-9011                                                          MLIM and FAM since 2001;
Age: 51                                                             Co-Head (Americas Region)
                                                                    thereof from 2000 to 2001
                                                                    and Senior Vice President
                                                                    from 1999 to 2001;
                                                                    President and Director of
                                                                    Princeton Services, Inc.
                                                                    ("Princeton Services")
                                                                    since 2001; President of
                                                                    Princeton Administrators,
                                                                    L.P. ("Princeton
                                                                    Administrators") since
                                                                    2001; Chief Investment
                                                                    Officer of
                                                                    OppenheimerFunds, Inc. in
                                                                    1999 and Executive Vice
                                                                    President thereof from
                                                                    1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
====================================================================================================================================
                                                                                                Number of
                                                                                              Portfolios in        Other Public
                                                                                               Fund Complex       Directorships
Name, Address & Age        Position(s) Held       Length of        Principal Occupation(s)       Overseen            Held by
   of Director                 with Fund         Time Served*        During Past 5 Years        by Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton               Director        2002 to present    General Partner of The         23 Funds      Knology, Inc.
P.O. Box 9095                                                     Burton Partnership,         42 Portfolios    (telecommunications);
Princeton, NJ 08543-9095                                          Limited Partnership (an                      and Symbion,
Age: 61                                                           investment partnership)                      Inc.
                                                                  since 1979; Managing                         (healthcare)
                                                                  General Partner of The
                                                                  South Atlantic Venture
                                                                  Funds since 1983; Member
                                                                  of the Investment
                                                                  Advisory Council of the
                                                                  Florida State Board of
                                                                  Administration since
                                                                  2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick           Director        1999 to present    Professor of Finance and       23 Funds              None
P.O. Box 9095                                                     Economics, Graduate         42 Portfolios
Princeton, NJ 08543-9095                                          School of Business,
Age: 43                                                           Columbia University since
                                                                  1998.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Independent Directors (concluded)
====================================================================================================================================
                                                                                                Number of
                                                                                              Portfolios in        Other Public
                                                                                               Fund Complex       Directorships
Name, Address & Age        Position(s) Held       Length of        Principal Occupation(s)       Overseen            Held by
   of Director                 with Fund         Time Served*        During Past 5 Years        by Director          Director
------------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien           Director        2005 to present    President and Chief            23 Funds      ABOMED (medical
P.O. Box 9095                                                     Executive Officer of        42 Portfolios    device
Princeton, NJ 08543-9095                                          Allmerica Financial                          manufacturer), Cabot
Age: 62                                                           Corporation (financial                       Corporation
                                                                  services holding company)                    (chemicals), LKQ
                                                                  from 1995 to 2002 and                        Corporation (auto
                                                                  Director from 1995 to                        parts
                                                                  2003; President of                           manufacturing), and
                                                                  Allmerica Investment                         TIX Companies, Inc.
                                                                  Management Co., Inc.                         (retailer)
                                                                  (investment adviser) from
                                                                  1989 to 2002, Director
                                                                  from 1989 to 2002 and
                                                                  Chairman of the Board
                                                                  from 1989 to 1990;
                                                                  President, Chief
                                                                  Executive Officer and
                                                                  Director of First
                                                                  Allmerica Financial Life
                                                                  Insurance Company from
                                                                  1989 to 2002 and Director
                                                                  of various other
                                                                  Allmerica Financial
                                                                  companies until 2002;
                                                                  Director since 1989,
                                                                  Member of the Governance
                                                                  Nominating Committee
                                                                  since 2004, Member of the
                                                                  Compensation Committee of
                                                                  ABIOMED since 1989 and
                                                                  Member of the Audit
                                                                  Committee of ABIOMED from
                                                                  1990 to 2004; Director
                                                                  and member of the
                                                                  Governance and Nomination
                                                                  Committee of Cabot
                                                                  Corporation and Member of
                                                                  the Audit Committee since
                                                                  1990; Director and Member
                                                                  of the Audit Committee
                                                                  and Compensation
                                                                  Committee of LKQ
                                                                  Corporation since 2003;
                                                                  Lead Director of TJX
                                                                  Companies, Inc. since
                                                                  1999; Trustee of the
                                                                  Woods Hole Oceanographic
                                                                  Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh                 Director        2003 to present    Consultant with Putnam         23 Funds      None
P.O. Box 9095                                                     Investments from 1993 to    42 Portfolios
Princeton, NJ 08543-9095                                          2003, and employed in
Age: 64                                                           various capacities
                                                                  therewith from 1973 to
                                                                  1992; Director, The
                                                                  National Audubon Society
                                                                  since 1998; Director, The
                                                                  American Museum of Fly
                                                                  Fishing since 1997.

------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss**                Director        1999 to present    Managing Director of FGW       23 Funds      Watson
P.O. Box 9095                                                     Associates since 1997;      42 Portfolios    Pharmaceuticals,
Princeton, NJ 08543-9095                                          Vice President, Planning,                    Inc. (pharmaceutical
Age: 64                                                           Investment and                               company)
                                                                  Development of Warner
                                                                  Lambert Co. from 1979 to
                                                                  1997; Director of the
                                                                  Michael J. Fox Foundation
                                                                  for Parkinson's Research
                                                                  since 2000; Director of
                                                                  BTG International PLC (a
                                                                  global technology
                                                                  commercialization
                                                                  company) since 2001.
------------------------------------------------------------------------------------------------------------------------------------
 *    Directors serve until their resignation, removal or death, or until
      December 31 of the year in which they turn 72.

**    Chairman of the Board of Directors and the Audit Committee.

====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
                              Position(s) Held         Length of
  Name, Address & Age            with Fund           Time Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke                Vice President    1993 to present and   First Vice President of MLIM and FAM since 1997 and
P.O. Box 9011                  and Treasurer       1999 to present     Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011                                               Treasurer of Princeton Services since 1999 and Director
Age: 45                                                                since 2004; Vice President of FAM Distributors, Inc.
                                                                       ("FAMD") since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of
                                                                       MLIM from 1990 to 2001; Vice President, Treasurer and
                                                                       Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
John Burger                    Vice President       2003 to present    Managing Director (Global Fixed Income) of MLIM since 2004;
P.O. Box 9011                                                          Director of MLIM from 1998 to 2004; Vice President of MLIM
Princeton, NJ 08543-9011                                               from 1993 to 1998.
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Fuller             Vice President       1998 to present    Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                                                          MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 64
------------------------------------------------------------------------------------------------------------------------------------
Patrick Maldari                Vice President       2002 to present    Managing Director (Global Fixed Income) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Theodore J. Magnani            Vice President       2004 to present    Vice President of MLIM since 1992.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Murray               Vice President       1998 to present    Director (Global Fixed Income) of MLIM since 2001; Vice
P.O. Box 9011                                                          President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 48
------------------------------------------------------------------------------------------------------------------------------------
James Pagano                   Vice President       2002 to present    Director (Global Fixed Income) of MLIM since 2004; Vice
P.O. Box 9011                                                          President of MLIM from 1997 to 2004.
Princeton, NJ 08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub        Vice President       1996 to present    Vice President (Global Fixed Income) of MLIM since 1986.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Kurt Schansinger               Vice President       2001 to present    Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                                                          MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman             Vice President       2001 to present    Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                                                          MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Frank Viola                    Vice President       2002 to present    Managing Director (Global Fixed Income) of MLIM since 2002;
P.O. Box 9011                                                          Head of the Global Fixed Income Structured Asset Team since
Princeton, NJ 08543-9011                                               2002; Director of MLIM from 2000 to 2001; Vice President of
Age: 41                                                                MLIM from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller                 Chief Compliance     2004 to present    Chief Compliance Officer of the MLIM/FAM-advised funds and
P.O. Box 9011                  Officer                                 First Vice President and Chief Compliance Officer of MLIM
Princeton, NJ 08543-9011                                               (Americas Region) since 2004; Chief Compliance Officer of
Age: 54                                                                the IQ Funds since 2004; Global Director of Compliance at
                                                                       Morgan Stanley Investment Management from 2002 to 2004;
                                                                       Managing Director and Global Director of Compliance at
                                                                       Citigroup Asset Management from 2000 to 2002; Chief
                                                                       Compliance Officer at Soros Fund Management in 2000; Chief
                                                                       Compliance Officer at Prudential Financial from 1995 to
                                                                       2000; Senior Counsel in the Commission's Division of
                                                                       Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino            Secretary            2004 to present    Director (Legal Advisory) of MLIM since 2002; Vice President
P.O. Box 9011                                                          of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton, NJ 08543-9011                                               since 1997; Secretary of MLIM, FAM, FAMD and Princeton
Age: 45                                                                Services since 2004.
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the Fund serve at the pleasure of the Board of Directors
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

Principal Office of the Fund
FAM Series Fund, Inc.
Box 9011
Princeton, New Jersey 08543-9011

Custodian
For all Portfolios except Mercury Global Allocation Strategy Portfolio:

The Bank of New York
100 Church Street
New York, New York 10286

For Mercury Global Allocation Strategy Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of FAM Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Mercury Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Mercury Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick, (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

          The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

          Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -  Principal Accountant Fees and Services

       (a) Audit Fees -          Fiscal Year Ending December 31, 2005 - $192,000
           ----------            ------------------------------------
                                 Fiscal Year Ending December 31, 2004 - $173,000
                                 ------------------------------------

       (b) Audit-Related Fees -  Fiscal Year Ending December 31, 2005 - $0
           ------------------    ------------------------------------
                                 Fiscal Year Ending December 31, 2004 - $0
                                 ------------------------------------

       (c) Tax Fees -            Fiscal Year Ending December 31, 2005 - $66,765
           --------              ------------------------------------
                                 Fiscal Year Ending December 31, 2004 - $68,565
                                 ------------------------------------

         The nature of the services include tax compliance, tax advice and tax planning.

       (d) All Other Fees -        Fiscal Year Ending December 31, 2005 - $0
           --------------          ------------------------------------
                                   Fiscal Year Ending December 31, 2004 - $0
                                   ------------------------------------

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval").

          However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ending December 31, 2005 - $5,577,771
              Fiscal Year Ending December 31, 2004 - $11,926,355

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1)- Code of Ethics - See Item 2

12(a)(2)- Certifications - Attached hereto

12(a)(3)- Not Applicable

12(b) -   Certifications - Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           FAM Series Fund, Inc.

           By:    /s/ Robert C. Doll, Jr.
                  -----------------------
                  Robert C. Doll, Jr.,
                  Chief Executive Officer of
                  FAM Series Fund, Inc.

           Date: February 21, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By:    /s/ Robert C. Doll, Jr.
                  -----------------------
                  Robert C. Doll, Jr.,
                  Chief Executive Officer of
                  FAM Series Fund, Inc.

           Date: February 21, 2006

           By:    /s/ Donald C. Burke
                  -------------------
                  Donald C. Burke,
                  Chief Financial Officer of
                  FAM Series Fund, Inc.

           Date: February 21, 2006